UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 1, 2024 Summit Midstream Corporation (Exact name of registrant as specified in its charter) Delaware 001-42201 99-3056990 (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.) 910 Louisiana Street, Suite 4200 Houston, TX 77002 (Address of principal executive office) (Zip Code) (Registrants’ telephone number, including area code): (832) 413-4770 Not applicable (Former name or former address, if changed since last report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) x Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Securities Act: Title of each class Trading Symbol(s) Name of each exchange on which registered Common Stock SMC New York Stock Exchange Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company o If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 1.01 Material Definitive Agreement. On October 1, 2024, Summit Midstream Corporation, a Delaware corporation (the “Company”), entered into a Business Contribution Agreement (the “Business Contribution Agreement”), by and among the Company, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and Tall Oak Midstream Holdings, LLC, a Delaware limited liability company (“Tall Oak Parent”), pursuant to which, among other things, upon the satisfaction of the terms and conditions set forth therein, Tall Oak Parent will contribute all of its equity interests (the “Tall Oak Interests”) in Tall Oak Midstream Operating, LLC, a Delaware limited liability company (“Tall Oak”), to the Partnership, in exchange for an aggregate amount equal to (i) $425,000,000, consisting of (x) $155,000,000 in cash consideration, subject to certain adjustments contemplated by the Business Contribution Agreement and (y) 7,471,008 shares of Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock”) and 7,471,008 common units representing limited partner interests of the Partnership (the “Partnership Units” and together with the Class B Common Stock, the “Securities”), plus (ii) potential cumulative earnout payments continuing through March 31, 2026 not to exceed $25,000,000 in the aggregate that Tall Oak Parent may become entitled to receive pursuant to the Business Contribution Agreement subject to Tall Oak and its customers meeting certain development requirements. Business Contribution Agreement The Business Contribution Agreement includes certain representations, warranties and covenant provisions customary for transactions of this nature. The consummation of the transaction contemplated by the Business Contribution Agreement (the “Transaction”) is subject to various closing conditions, including (i) the approval by the holders of a majority of all votes cast at a special meeting (the “Special Meeting”) of the stockholders of the Company (the “Company Stockholders”) relating to the issuance of the Securities, for purposes of complying with Section 312.03 of the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “Stockholder Approval”), (ii) the continued listing of the Company’s common stock, par value $0.01 per share (“Common Stock”) being traded on the NYSE, (iii) the absence of any adverse laws or orders preventing the consummation of the Transaction, (iv) the expiration or termination of any applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (v) no material adverse effect having occurred with respect to the Company, the Partnership or Tall Oak and its and their respective subsidiaries, as applicable. Each party’s obligation to consummate the Transaction is also subject to certain additional customary conditions, including (i) the accuracy of the representations and warranties of the other party, subject to certain materiality qualifiers, and (ii) performance in all material respects by the other party of its covenants and agreements under the Business Contribution Agreement. Prior to, but not after, the Stockholder Approval is obtained, the Board of Directors of the Company (the “Board”) may withdraw, modify or qualify its recommendation that the Company Stockholders approve the Stockholder Proposal (a “Change in Recommendation”) if the Board determines in good faith, after consultation with its outside legal advisors and financial advisors, that the failure to make such a Change in Recommendation would be inconsistent with the fiduciary duties owed by the Board to the Company Stockholders under applicable law and the Company’s governing documents, subject to providing Tall Oak Parent at least two business days’ notice of the Board’s intention to adopt or effect a Change in Recommendation. The Business Contribution Agreement may be terminated by both the Company or Tall Oak Parent (i) if the closing of the Transaction (the “Closing”) is not consummated by March 31, 2025 (as may be automatically extended in certain instances) (the “Outside Date”), (ii) upon mutual written consent of the parties, (iii) if the consummation of the Transaction becomes prohibited or restrained by adverse laws or orders, (iv) if the Stockholder Approval is not obtained, and (v) if there is a breach of a representation, warranty, covenant or other agreement by the other party which would cause such other party’s closing conditions to not be met, and which has not or cannot be cured within the earlier to occur of (x) the Outside Date or (y) thirty (30) days following written notice from the other party of such breach. The Business Contribution Agreement may also be terminated by the Company if (a) all closing conditions set forth in the Business Contribution Agreement have been and continue to be satisfied or waived, (b) the Company has provided written notice to Tall Oak Parent that the requisite conditions have been and remain satisfied or waived, and that the Company stands ready, willing and able to consummate the Transaction, and (c) Tall Oak Parent fails to consummate the Transaction within five business days of receiving such written notice. The Company may also terminate the Business Contribution Agreement if the Board effects a Change in Recommendation. If the Company terminates the Business Contribution Agreement under certain circumstances, including as a result of effecting a Change in Recommendation, the Company would be required to pay Tall Oak Parent a termination fee equal to $15,000,000. In the event the Business Contribution Agreement is terminated under certain circumstances, the Company shall be entitled to reimbursement from Tall Oak Parent for certain expenses incurred in connection with the proposed Transaction, in an amount not to exceed $300,000 in the aggregate. 1

The above description of the Business Contribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K. Other Ancillary Agreements The Business Contribution Agreement contemplates the execution by the parties of various agreements at the Closing, including, among others: • a certificate of designation establishing the Class B Common Stock and containing the powers, designations, preferences and rights of the Class B Common Stock; • an amended and restated partnership agreement of the Partnership (the “Partnership Agreement”) defining the rights of the parties thereto, including the Company, and pursuant to which Tall Oak Parent will have the right to redeem the Partnership Units (together with one share of Class B Common Stock for each Partnership Unit redeemed) for shares of Common Stock on a one-for-one basis or, at the Partnership’s election, cash; and • an investor and registration rights agreement providing for, collectively with the Certificate of Designation, certain rights and obligations with respect to the governance of the Company, including rights to nominate a number of members of the Board based on Tall Oak Parent’s beneficial ownership and certain registration rights with respect to the Common Stock issuable upon redemption of the Partnership Units pursuant to the Partnership Agreement. Director Designation Rights and Post-Closing Governance At the Closing, the Board will be increased from the current seven directors to eleven directors, and Tailwater Capital LLC (“Tailwater”) will elect four new directors to the Board. So long as Tailwater and its permitted transferees continuously own a threshold amount of the Total Shares (as defined below), Tailwater will have the right to elect directors (“TW Directors”) to the Board, and the Board will be composed of directors, as specified below: • up to four TW Directors, until such time as the number of shares of Common Stock issuable to Tall Oak Parent upon redemption or exchange of Partnership Units and Class B Common Stock held by Tall Oak Parent (“Total Class B Ownership”) is less than or equal to 32% of the number of shares of Common Stock, on an as converted basis (the “Total Shares”); • up to three TW Directors, until such time as the Total Class B Ownership continuously held is less than 28% of the Total Shares; • up to two TW Directors, until such time as the Total Class B Ownership continuously held is less than 20% of the Total Shares; and • up to one TW Director, until such time as the Total Class B Ownership continuously held is less than 10% of the Total Shares. Item 3.02. Unregistered Sales of Equity Securities. The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. The Company intends to issue the Class B Common Stock and Partnership Units to Tall Oak Parent in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. Item 7.01. Regulation FD Disclosure. On October 1, 2024, the Company issued a press release announcing its entry into the Business Contribution Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also, on October 1, 2024, the Company posted a presentation to its website relating to the proposed Transaction, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing. 2

Item 9.01 Financial Statements and Exhibits. (d) Exhibits Exhibit Number Description 2.1* Business Contribution Agreement, by and among the Summit Midstream Corporation, Summit Midstream Partners, LP and Tall Oak Midstream Holdings, LLC, dated as of October 1, 2024. 99.1 Press Release, dated October 1, 2024. 99.2 Investor Presentation, dated October 1, 2024. 104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document * This filing excludes schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to supplementally furnish a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished. 3

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed Transaction, the Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and also plans to file other relevant documents with the SEC regarding the proposed Transaction. COMMON STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents the Company files with the SEC on the Company’s website at www.summitmidstream.com. PARTICIPANTS IN THE SOLICITATION The Company and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed Transaction. Information about the Company’s directors and executive officers is available in the Company’s Registration Statement on Form S-4 (Registration No. 333-279903), as declared effective by the SEC on June 14, 2024 (the “Form S-4”). To the extent that holdings of the Company's securities have changed from the amounts reported in the Form S-4, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed Transaction filed with the SEC. Common stockholders and other investors should read the proxy statement carefully before making any voting or investment decisions. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this Current Report on Form 8-K, including, without limitation, statements about the Company’s and Tall Oak Parent’s respective ability to effect the proposed Transaction; the expected benefits of the proposed Transaction; the Company’s future financial performance following the proposed Transaction; future dividends or share buyback plans; and future plans, expectations, and objectives for the Company’s operations after completion of the proposed Transaction, including statements about strategy, future operations, financial position, estimated EBITDA and leverage, projected prospects, plans, and objectives of management, are forward- looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “prospect,” “should,” “would,” or similar terminology, but the absence of these words does not mean that a statement is not forward looking. While forward-looking statements are based on assumptions and analyses made by the Company that the Company believes to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Form S-4 for a discussion of risk factors that affect the Company’s business. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Summit undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. 4

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Summit Midstream Corporation (Registrant) Dated: October 2, 2024 /s/ William J. Mault William J. Mault, Executive Vice President and Chief Financial Officer 5

Execution Version BUSINESS CONTRIBUTION AGREEMENT DATED OCTOBER 1, 2024, by and among SUMMIT MIDSTREAM CORPORATION, SUMMIT MIDSTREAM PARTNERS, LP and TALL OAK MIDSTREAM HOLDINGS, LLC

ii TABLE OF CONTENTS Page Article I CERTAIN DEFINITIONS ....................................................................................2 1.1 Certain Defined Terms ............................................................................................ 2 Article II CONTRIBUTION AND ISSUANCE OF INTERESTS; CLOSING ..............26 2.1 Contribution and Issuance of Interests .................................................................. 26 2.2 Time and Place of Closing .................................................................................... 27 2.3 Estimated Adjustment Amount and Post-Closing Final Adjustment Amount ............................................................................................................................... 27 2.4 Conditions to Closing ........................................................................................... 30 2.5 Deliveries at the Closing ....................................................................................... 32 2.6 Tax Treatment ....................................................................................................... 36 2.7 Withholding .......................................................................................................... 38 2.8 Earnout .................................................................................................................. 39 Article III REPRESENTATIONS AND WARRANTIES WITH RESPECT TO TALL OAK PARENT .........................................................................................39 3.1 Organization, Good Standing, and Authority ....................................................... 39 3.2 Title to the Interests .............................................................................................. 40 3.3 No Conflicts; Consents and Approvals ................................................................. 40 3.4 Litigation ............................................................................................................... 41 3.5 Bankruptcy ............................................................................................................ 41 3.6 Investment Intent .................................................................................................. 41 3.7 Independent Evaluation ........................................................................................ 41 3.8 Business Investigation .......................................................................................... 42 Article IV REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE TARGET COMPANIES ............................................................................43 4.1 Organization, Good Standing, and Authority; Capitalization of the Target Companies............................................................................................................. 43 4.2 No Conflicts .......................................................................................................... 45 4.3 Consents and Authorizations ................................................................................ 45 4.4 Taxes ..................................................................................................................... 45 4.5 Compliance with Laws; Authorizations ................................................................ 47 4.6 Material Contracts ................................................................................................. 48 4.7 Intellectual Property; Cybersecurity Measures; Privacy....................................... 51 4.8 Broker’s or Finder’s Fees...................................................................................... 53 4.9 Employee Benefits ................................................................................................ 53 4.10 Employee Matters ................................................................................................. 55 4.11 Financial Statements; Absence of Undisclosed Liabilities ................................... 56 4.12 Environmental and Pipeline Safety Matters ......................................................... 57 4.13 Litigation ............................................................................................................... 58

4.14	Property	58
4.15	Insurance	60
4.16	Absence of Certain Changes	60
4.17	Title; Sufficiency and Condition of Assets; No Other Business or Assets	61
4.18	Bank Accounts	61
4.19	Records	61
4.20	Bankruptcy	62
4.21	Regulatory Status	62
4.22	Accounts Receivable; Accounts Payable	62
4.23	Credit Support	63
4.24	Storage Tanks	63
4.25	Imbalances	63
4.26	Certain Payments	63
4.27	Affiliate Transactions	63
Article V	REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SUMMIT	64
5.1	Organization, Good Standing, and Authority	64
5.2	No Conflicts	65
5.3	Litigation	65
5.4	Taxes	65
5.5	Solvency; Sufficiency of Funds	66
5.6	Broker's or Finder's Fees	66
5.7	Investment Intent	66
5.8	Capitalization of Summit	67
5.9	Independent Evaluation	69
5.10	Business Investigation	69
5.11	Material Contracts	70
5.12	Environmental Matters	70
5.13	NYSE Listing	70
5.14	SEC Filings	71
5.15	Securities Laws	72
5.16	Controls and Procedures	72
5.17	Absence of Certain Changes	72
5.18	Summit Benefit Plans	72
5.19	Employee Matters	74
5.20	Compliance with Laws	75
5.21	Title to Properties	75
5.22	Investment Company	76
Article VI	COVENANTS	76
6.1	Conduct of Business of the Target Companies	76
6.2	Conduct of Business of Summit	81
6.3	Access to Information; Confidentiality	83
6.4	Contact with Customers, Suppliers and Other Business Relations	87
6.5	Efforts	88

iii

6.6	Tax Matters	91
6.7	Continuation of Indemnity; D&O Tail Coverage	93
6.8	Employees	95
6.9	Fees and Expenses	96
6.10	Retention of Records by Tall Oak Parent	96
6.11	Public Announcements	97
6.12	Insurance	97
6.13	Intercompany Accounts and Target Company Affiliate Contracts	98
6.14	Letters of Credit and Guaranties	98
6.15	SEC Reporting and Financing Cooperation	99
6.16	Exclusivity	99
6.17	NYSE Listing	100
6.18	Further Assurances	100
6.19	Data Room	100
6.20	R&W Insurance Policy	100
6.21	SMC Stockholder Approval	101
6.22	SMC Adverse Recommendation Change	102
6.23	Board Designees	102
6.24	Management Aggregator Redemption	102
6.25	Required Third Party Consents and Required Notifications	103
6.26	Transferred Items	103
Article VII	TERMINATION	104
7.1	Termination at or Prior to the Closing	104
7.2	Effect of Termination	105
7.3	Break Fee	106
7.4	Return of Documentation and Confidentiality	106
Article VIII	SURVIVAL AND REMEDIES; INDEMNIFICATION	107
8.1	No Survival	107
8.2	Waiver and Release; Disclaimer	107
Article IX	MISCELLANEOUS PROVISIONS	111
9.1	Assignment	111
9.2	Amendments and Waiver	112
9.3	Entire Agreement	112
9.4	Severability	112
9.5	Counterparts	112
9.6	Governing Law and Dispute Resolution	112
9.7	Notices and Addresses	113
9.8	Tall Oak Parent: Legal Representation; Attorney-Client Privilege	115
9.9	Summit: Legal Representation; Attorney-Client Privilege	116
9.10	Rules of Construction; Joint Drafting; No Joint and Several Liability for Tall Oak Parent	117
9.11	Offset	118
9.12	No Partnership; Third-Party Beneficiaries	118

iv

v 9.13 Specific Performance .......................................................................................... 119 9.14 Disclosure Schedule ............................................................................................ 119 9.15 Non-Recourse ..................................................................................................... 120

vi EXHIBITS Exhibit A Form of Certificate of Designation Exhibit B Form of A&R Partnership Agreement Exhibit C Form of Assignment Agreement Exhibit D Form of Investor and Registration Rights Agreement Exhibit E Form of Transition Services Agreement Exhibit F Allocation Methodology Exhibit G Target Companies CapEx Budget Exhibit H Allocation Schedule Exhibit I R&W Policy Commitment Exhibit J Form of Side Letter SCHEDULES Schedule I Earnout

BUSINESS CONTRIBUTION AGREEMENT This BUSINESS CONTRIBUTION AGREEMENT (this “Agreement”), dated October 1, 2024 (the “Execution Date”), is by and among Summit Midstream Corporation, a Delaware corporation (“SMC”), Summit Midstream Partners, LP, a Delaware limited partnership (“SMLP”), and Tall Oak Midstream Holdings, LLC, a Delaware limited liability company (“Tall Oak Parent”). SMC and SMLP are sometimes referred to collectively herein as “Summit”. Each of SMC, SMLP and Tall Oak Parent are sometimes referred to collectively herein as the “Parties” and individually as a “Party.” RECITALS: WHEREAS, as of the Execution Date, Tall Oak Parent directly owns all of the issued and outstanding Equity Interests of Tall Oak Midstream Operating, LLC, a Delaware limited liability company (“Tall Oak”, and such Equity Interests, the “Tall Oak Interests”); WHEREAS, as of the Execution Date, Tall Oak directly owns all of the issued and outstanding Equity Interests of Tall Oak Woodford, LLC, a Delaware limited liability company (“Woodford”), and VM Arkoma STACK, LLC, a Delaware limited liability company (“Arkoma”), and Arkoma owns all of the issued and outstanding Equity Interests of BCZ Land Holdings, LLC, a Delaware limited liability company (“BCZ Land” and together with Tall Oak, Woodford and Arkoma, the “Target Companies,” and each, a “Target Company”); WHEREAS, the Parties desire to enter an arrangement whereby at the Closing, Tall Oak Parent shall contribute to SMLP, and SMLP shall acquire from Tall Oak Parent, the Tall Oak Interests in exchange for the consideration specified in this Agreement, on the terms and subject to the conditions as further described herein; WHEREAS, immediately after the consummation of the transactions contemplated herein, Tall Oak Parent shall distribute the Equity Consideration to Connect Midstream (indirectly through VM Arkoma Stack Holdings) and Management Aggregator in the amounts set forth on Exhibit H, respectively, in accordance with the A&R Partnership Agreement and the Investor and Registration Rights Agreement; and WHEREAS, concurrently with the execution of this Agreement, as an inducement for Summit to enter into this Agreement, certain material equityholders of Tall Oak Parent have executed and delivered restrictive covenant agreements to Summit (each such agreement, a “Restrictive Covenant Agreement”). AGREEMENT: NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

2 ARTICLE I CERTAIN DEFINITIONS 1.1 Certain Defined Terms. Capitalized terms used in this Agreement that are not defined in the text of the body of this Agreement shall have the respective meanings set forth below. “A&R Partnership Agreement” means the Sixth Amended and Restated Limited Partnership Agreement of SMLP, to be entered into at the Closing, which agreement shall be substantially in the form attached hereto as Exhibit B. “Accountant” is defined in Section 2.3(e). “Acquisition Proposal” is defined in Section 6.16. “Adjustment Amount” means an amount of Dollars equal to the Target Company Transaction Expense Adjustment Amount. “Affiliate” means, when used with respect to a specified Person, any other Person directly or indirectly (through one or more intermediaries or otherwise) Controlling, Controlled by, or under common Control with the specified Person. “Agreement” is defined in the Preamble. “Allocation” is defined in Section 2.6(b). “Allocation Methodology” is defined in Section 2.6(b). “Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition. “Appraisal” is defined in Section 2.6(b). “Arkoma” is defined in the Recitals. “Assets” means all of the assets (including the Real Property) used or held for use by the applicable Target Company in connection with the conduct of the Business. “Assignment Agreement” means an assignment instrument evidencing the assignment and transfer by Tall Oak Parent to SMLP of the Tall Oak Interests, which agreement shall be substantially in the form attached hereto as Exhibit C. “Audited Financial Statements” is defined in Section 4.11(a)(i). “Authorization” means any franchise, permit, license, authorization, Order, certificate, variance, registration, filing, exemption (for which an application with a Governmental Authority

3 must be submitted), waiver or other consent or approval that a Governmental Authority has the legal authority to grant or issue. “BCZ Land” is defined in the Recitals. “Benefit Plan” means each: (a) plan, policy, fund, arrangement, agreement, or program that provides or is designed to provide health, medical, surgical, hospital or dental care or other welfare benefits, or benefits in the event of sickness, accident or disability, or death benefits, adoption assistance, dependent, care, or day care centers, scholarship funds, or prepaid legal services; (b) plan, policy, fund, arrangement, agreement, or program that provides or is designed to provide retirement income to current or former employees or other current or former service providers or results in a deferral of income for periods extending to the termination of covered employment or other service or beyond; (c) plan, policy, fund, arrangement, agreement or program that provides or is designed to provide severance, vacation, holiday pay, paid time off, dependent care or healthcare reimbursement accounts, or fringe benefits; (d) incentive compensation plan, bonus plan or arrangement, deferred compensation plan, equity option or equity-based incentive or compensation plan, or equity purchase plan; (e) “employee benefit plan” (as defined in Section 3(3) of ERISA) whether or not subject to ERISA, and (f) other written or oral plan, policy, fund, arrangement, agreement, or program involving direct or indirect compensation or benefits, including employment agreements, consulting agreements with individuals, severance benefits, change in control benefits, retention benefits, disability benefits, fringe benefits, pension or retirement plans, profit sharing, deferred compensation, bonuses, equity options, equity purchase, phantom equity, equity appreciation or other forms of incentive compensation or post-retirement compensation, but in all cases other than any plan or arrangement maintained or to which contributions are required by any Governmental Authority. “Blank Check Common Stock” means the 30,000,000 shares of common stock, par value $0.01 per share, of SMC. “Break Up Fee” is defined in Section 7.3. “Business” means the entire business and operations carried on, respectively, by the Target Companies, as applicable, and conducted in the ordinary course consistent with their respective past practices during the 12-month period immediately preceding the Execution Date, including, to the extent applicable, the crude oil, natural gas, natural gas liquids, natural gas residue, hydrocarbon and/or water (including fresh water and produced water) development, gathering, marketing, transportation, processing and/or storage businesses, and in each case, all activities incidental and related thereto. “Business Day” means any day, other than Saturday and Sunday, on which federally insured commercial banks in Houston, Texas are generally open for business and capable of sending and receiving wire transfers. “Bylaws” means those certain Amended and Restated Bylaws of SMC, adopted effective as of August 1, 2024, as the same may be amended or amended and restated from time to time. “Cash” means all available cash (including restricted cash) and cash equivalents of the Target Companies, including marketable securities, in each case, (a) as determined in accordance

4 with GAAP, (b) including (i) cash on hand in any Target Company’s bank accounts, and (ii) undeposited funds, deposits in transit and other checks payable to a Company that either have not cleared or been cashed, but only to the extent such checks are fully paid and not dishonored, and (c) excluding issued but uncleared checks of a Target Company payable to third parties. “Cash Consideration” is defined in Section 2.1. “Certificate of Designation” means the certificate of designation that establishes the SMC Class B Common Stock, which shall be substantially in the form attached hereto as Exhibit A. “Charter” means that certain Amended and Restated Certificate of Incorporation of SMC, filed with the Secretary of State of the State of Delaware on August 1, 2024, as the same may be amended or amended and restated from time to time. “Claim” means any demand, claim, complaint, petition, lawsuit, governmental investigation or audit, administrative order, notice of violation, or any other assertion of a Liability, whether written or oral, for any Loss, specific performance, injunctive relief, remediation or other equitable relief, whether or not ultimately determined to be valid. “Clayton Act” means the Clayton Antitrust Act of 1914, as amended, and the rules and regulations promulgated thereunder. “Closing” is defined in Section 2.1(a). “Closing Date” is defined in Section 2.1(a). “Closing Per Share Price” means $36.1397. “Code” means the Internal Revenue Code of 1986, as amended. “Common Stock” means the common stock, par value $0.01 per share, of SMC. “Company Systems” means the computer systems, information technology systems and other equipment which is reliant upon microchip technology, including computer software, computer hardware, networks, servers, storage devices, industrial/process control systems, telephone switching systems and private branch exchange systems, environmental control systems, and related information technology systems and services, which are owned, licensed, used or held for use by any Target Company. “Confidentiality Agreement” means, as applicable, each of those certain Confidentiality Agreements, dated as of November 21, 2023 and December 5, 2023, respectively, by and between Tailwater and SMLP. “Confidentiality Agreement Termination Letter” means a letter agreement evidencing the termination of each Confidentiality Agreement. in form and substance reasonably satisfactory to Tailwater and SMLP.

5 “Connect Midstream” means Connect Midstream, LLC, a Delaware limited liability company, which is a portfolio company of Tailwater and indirect managing member of Tall Oak Parent. “Contract” means any legally binding contract, agreement, lease (including equipment leases), deed, easement, license, obligation, purchase order, instrument, arrangement, evidence of Indebtedness, mortgage, security agreement, or other commitment or undertaking, whether written or oral, including all amendments, restatements, supplements and other modifications thereto, but excluding any Authorizations issued by Governmental Authorities. “Contribution” is defined in Section 2.6(a). “Control” (including the correlative terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by Contract or otherwise. “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks. “Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of July 30, 2024, by and among, inter alios, Tall Oak Parent, as Holdings (as defined therein), certain of the Target Companies party thereto, as Borrowers (as defined therein), the lenders party thereto and BancFirst, as Agent (as defined therein). “Credit Agreement Related Documents” means the “Credit Documents” (as defined in the Credit Agreement). “Credit Support Obligations” means all obligations and Liabilities relating to or arising out of or in connection with the letters of credit, guarantees, bonds and other credit assurances of a comparable nature made or issued by or on behalf of (a) Tall Oak Parent or any of its Affiliates for the benefit of any Target Company or (b) the Target Companies for the benefit of any other Person, in each case, with respect to the Assets or the Business. “D&O Indemnified Persons” is defined in Section 6.7(a). “D&O Provisions” is defined in Section 6.7(a). “D&O Tail Policy” is defined in Section 6.7(b). “Debt Payoff Letter” is defined in Section 2.5(a)(iv). “Disclosure Schedule” means the Tall Oak Disclosure Schedule and the Summit Disclosure Schedule, as applicable. “Distribution Amount” is defined in Section 2.5(b)(vii).

6 “Earnout Measurement Period” means the following periods during the Earnout Period: (a) the Execution Date through December 31, 2024; (b) January 1, 2025 through June 30, 2025; (c) July 1, 2025 through December 31, 2025; and (d) January 1, 2026 through March 31, 2026. “Earnout Payment” is defined in Schedule I. “Earnout Period” means the period beginning on the Execution Date and ending on March 31, 2026. “Earnout Statement” is defined in Schedule I. “Employees” is defined in Section 4.10(a). “Environmental Authorization” means any Authorization currently required under any Environmental Law. “Environmental Law” means any Law relating to the protection, preservation or remediation of the environment or natural resources, public or occupational health or safety (regarding exposure to Hazardous Materials), or the Release, use, generation, manufacture, distribution, transportation, treatment, disposal, storage or other handling of, or exposure of any person to, Hazardous Materials, including any applicable provision of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. 300(f) et seq., the Emergency Planning and Community Right-to- Know Act, 42 U.S.C. § 11001 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. §§ 651 et seq. (regarding exposure to Hazardous Materials), and the applicable regulations promulgated pursuant thereto, and all analogous state or local Laws. “Equity Consideration” is defined in Section 2.1. “Equity Interest” means (a) the equity ownership rights in a business entity, whether a corporation, company, joint stock company, limited liability company, general or limited partnership, joint venture, bank, association, trust, trust company, land trust, business trust, sole proprietorship, or other business entity or organization, and whether in the form of capital stock, shares, ownership unit, limited liability company interest, limited or general partnership interest, or any other form of ownership, and (b) all rights, warrants, options, convertible securities or indebtedness, exchangeable securities or other instruments, or other rights that are outstanding and exercisable for or convertible or exchangeable into, directly or indirectly, any Equity Interest described in the foregoing clause (a) at the time of issuance or upon the passage of time or occurrence of some future event, condition or contingency. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means, with respect to any Person, any trade or business, whether or not incorporated, that together with such Person, is or, at any relevant time, was deemed to be a

7 single employer for purposes of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA. “Estimated Adjustment Amount” is defined in Section 2.3(a). “Exchange Act” is defined in Section 5.13. “Excluded Communications” is defined in Section 9.8(c). “Execution Date” is defined in the Preamble. “Exhibits” means any or all of the exhibits attached to and made a part of this Agreement. “FASB” means the Financial Accounting Standards Board, representing the principle standard-setting authority for GAAP. “FCC” means the Federal Communications Commission, or any successor thereto. “Federal Trade Commission Act” means the Federal Trade Commission Act of 1914, as amended, and the rules and regulations promulgated thereunder. “FERC” means the Federal Energy Regulatory Commission, or any successor thereto. “Final Adjustment Amount” is defined in Section 2.3(b). “Financial Statements” is defined in Section 4.11(a)(ii). “Flow-Through Tax Return” means a federal, state or local income Tax Return filed by or with respect to a Target Company that is treated as a pass-through entity for purposes of such Tax Return and for which the items of income and loss or results of operations reflected on such Tax Return are reflected on the Tax Returns of the direct or indirect beneficial owner(s) of such Target Company under applicable Law. “Fraud” means, with respect to any Party, any actual and intentional Delaware common law fraud with respect to the making of any representation or warranty set forth in Article III, Article IV, or Article V or in any certificate delivered pursuant to the terms hereof, as applicable; provided, that such actual or intentional fraud of such Party shall be deemed to exist only if (a) such Party had (i) actual knowledge that such representation or warranty was false when made (as opposed to any fraud claim based on imputed knowledge, constructive knowledge, negligent or reckless misrepresentation or a similar theory) and (ii) a specific intention to induce the party to whom such representation or warranty was made to act or refrain from acting in reliance upon it; (b) such Party to whom such representation or warranty was made, in justifiable reliance upon such false representation or warranty, took or refrained from taking action; and (c) such Party to whom such representation or warranty is made suffered Loss by reason of such reliance. “G&A Reimbursement” is defined in Section 6.1(b)(xx).

8 “GAAP” means generally accepted accounting principles as in effect in the United States for financial reporting, applied consistently with past practices on a consistent basis. “Good Industry Practices” means those practices, methods, standards and acts engaged in, accepted as reasonable or approved by a significant portion of the oil and gas midstream industry in the Southwest region of the United States with assets and businesses similar to the Assets and the Business, as applicable, during the relevant time period. For the avoidance of doubt, Good Industry Practices are not limited to the optimum practices, methods, or acts. “Governmental Authorities” means any (a) federal, state, municipal, provincial, tribal or local (whether domestic or foreign) government (or department or subdivision thereof) and (b) federal, state, municipal, provincial, tribal or local (whether domestic or foreign) court of competent jurisdiction, commission, board, bureau, commission agency, or arbitration tribunal or other governmental, administrative or regulatory authority or instrumentality or other body administering alternative dispute resolution. “Hazardous Material” means any waste, chemical, substance or material that is regulated, defined, designated or characterized as extremely hazardous, hazardous or toxic, or as a pollutant or contaminant, under, or for which Liability or standards of conduct may be imposed pursuant to, any Environmental Law, due to its hazardous, toxic, dangerous or deleterious properties, including any (a) Hydrocarbons or any derivative thereof, (b) asbestos, (c) polychlorinated biphenyls (PCBs), and/or (d) per- or polyfluoroalkyl substances. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder. “Hydrocarbon” means oil, gas, minerals, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products refined or separated therefrom, or any combination of the foregoing. “Indebtedness” means, as of any time: (a) all obligations of the Target Companies, whether current, short-term or long-term and whether secured or unsecured, for (i) indebtedness for borrowed money, whether or not represented by bonds (excluding, for the avoidance of doubt, payment, and similar bonds), debentures, notes or other securities (and whether or not convertible into any other security), including the principal thereof and accrued and unpaid interest thereon; and (ii) other obligations evidenced by any note, bond (excluding, for the avoidance of doubt, payment, performance and similar bonds), debenture, mortgage, loan or other debt security (including, in each case, any termination payments, pre-payment premiums or penalties, “breakage costs” (including on interest rate swaps and any other hedging obligations (including foreign currency or exchange contracts)), redemption fees, make-whole payments, costs and expenses or premiums and other amounts owing pursuant to the instruments evidencing Indebtedness, assuming that such Indebtedness is repaid on the Closing Date); (b) all obligations of the Target Companies for or on account of capitalized or synthetic leases that would properly be classified as a Liability on the balance sheet of the Target Companies in accordance with GAAP (excluding any leases that would not be classified as such prior to the effectiveness of ASC 842); (c) all Liabilities of a Person other than one of the Target Companies, whether direct or indirect, contingent or otherwise, secured by a Lien against any Assets of any Target Company; (d) all

9 obligations of the Target Companies for the reimbursement of drawn letters of credit, bankers’ acceptances, bank guarantees and similar instruments; (e) all obligations of the Target Companies for the deferred purchase price of property, assets, services or Equity Interests, including “earn- outs” and “seller notes” and all conditional sale obligations of such Person (but excluding in all instances any trade payables or accrued expenses arising in the ordinary course of business); (f) the net settlement amount of any derivative financial instruments, including interest rate or commodities swaps, collars, caps or other Contracts the principal purpose of which is for the Target Companies to benefit from or reduce or eliminate the risk of fluctuations in interest rates, currencies or commodity prices (which amount will reduce Indebtedness if in a net asset position); (g) all Liabilities in the nature of accrued fees, interest, premiums or penalties in respect of any of the foregoing clauses (a) through (f), including any such Liabilities in connection with clause (d); and (h) all Liabilities of the types described in clauses (a) through (g) above of any Person other than one of the Target Companies, the payment of which is guaranteed, directly or indirectly, by a Target Company (which the amount thereof being measured as the lesser of (x) the maximum stated amount of such guarantee and (y) the amount of such obligations). Notwithstanding the foregoing, “Indebtedness” shall not include any amounts included as (i) Transaction Expenses, (ii) trade accounts payable and accrued expenses arising in the ordinary course of business, including without limitation, payroll liabilities, capitalized/finance lease liabilities and operating lease liabilities, (iii) compression payables listed on Schedule 1.1—CP, (iv) Taxes and (v) unearned revenue. “Indebtedness for Borrowed Money” means, in the aggregate, the Indebtedness of the Target Companies described in clause (a) of the definition of “Indebtedness”. “Indebtedness Schedule” is defined in Section 2.5(a)(iv). “Inspection Indemnitees” is defined in Section 6.3(d). “Intellectual Property” means all of the following: (a) patents and patent applications, together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions, and reexaminations thereof, (b) trademarks, service marks, trade dress, corporate names, logos and slogans, social media handles, and Internet domain names, together with all goodwill associated with each of the foregoing and all registrations and applications therefor, (c) works of authorship, copyrights and registrations and applications therefor, (d) trade secrets, know-how, confidential or proprietary information not generally known by the public, and inventions, (e) rights in computer software (including rights in source code, executable code, application program interfaces, and user interfaces), website, and databases, and (f) all other intellectual property and industrial property rights throughout the world, whether or not subject to statutory registration or protection. “Intended Tax Treatment” is defined in Section 2.6(a). “Intercompany Accounts” means any accounts, balances, payables, receivables or Indebtedness or other amounts owing between (a) Tall Oak Parent or any of its Affiliates (other than the Target Companies), on the one hand, and (b) any Target Company, on the other hand. “Interim Balance Sheet Date” is defined in Section 4.11(a)(ii).

10 “Interim Period” is defined in Section 6.1(a). “Investor and Registration Rights Agreement” means the investor and registration rights agreement, by and between Tall Oak Parent and SMC to be entered into at the Closing, which agreement shall be substantially in the form attached hereto as Exhibit D. “IRS” means the United States Internal Revenue Service. “Knowledge” means (a) with respect to Summit, the actual knowledge of any of Heath Deneke, Bill Mault or James Johnston, and (b) with respect to Tall Oak Parent, the actual knowledge of any of Ryan Lewellyn, Carlos Evans, Max Myers or Tyson Williams. “Laws” means all applicable federal, foreign, state or local laws (including common law), statutes, rules, regulations, codes (including the Code), ordinances, constitutions, Orders, treaties or other similar authorities enacted, promulgated, adopted or applied by any Governmental Authority. “Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Target Companies, excluding oil, gas, and/or mineral rights and other Hydrocarbon interests. “Leases” means all leases, subleases, licenses, concessions, and other agreements (written or oral) used in connection with the Business pursuant to which each Target Company holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf such Target Company thereunder. “Liability” means any and all Indebtedness, Claims, losses, liabilities, obligations, or duties of any kind, nature, character or description (including those arising out of any demand, assessment, settlement, judgment or compromise relating to any actual or threatened Proceeding), and costs (including any unknown, undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, unasserted, vested, disputed, executory, contingent, conditional, inchoate, implied, vicarious, joint, several or secondary liability), STRICT LIABILITY (INCLUDING STRICT LIABILITY ARISING UNDER ENVIRONMENTAL LAW), regardless of whether such Indebtedness, Claims, losses, liabilities, obligations, or duties would be required to be disclosed as a liability on a balance sheet prepared in accordance with GAAP. “Lien” means any lien, mortgage, deed of trust, security interest, pledge, charge, encumbrance in the nature of security, easement, option, license, hypothecation, Preferential Right, or similar restriction. “Lookback Date” means (a) with respect to the Target Companies, five (5) years prior to the Execution Date, and (b) with respect to Summit and the Summit Companies (other than SMC), January 1, 2023 and with respect to SMC, August 1, 2024. “Loss” or “Losses” means all losses, damages, Liabilities, payments, penalties, assessments, disbursements, costs and expenses, including interest, awards, judgments, settlements, fines, costs of remediation, fees, costs of defense and reasonable attorneys’ fees, costs

11 of accountants, expert witnesses and other professional advisors, and costs of investigation and preparation of any kind or nature whatsoever. “Management Aggregator” means Tall Oak Midstream Investments, LLC, a Delaware limited liability company. “Material Contracts” is defined in Section 4.6(a). “Material Gathering Contracts” is defined in Section 4.6(a)(i). “Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA. “NORM” means naturally occurring radioactive material. “Notice Period” is defined in Section 6.22(b). “Notification” means any notice to or filing with from any Person or Governmental Authority required under the terms of any Material Contract to which Tall Oak Parent or a Target Company is a party, by the terms of any Authorization held by or applicable to Tall Oak Parent or a Target Company or by Law that is necessary for Tall Oak Parent to execute, deliver, and perform its obligations under this Agreement and the Transaction Documents to which it is or shall be a party or is otherwise required in connection with the consummation by Tall Oak Parent of the transactions contemplated hereby or thereby. “NYSE” means the New York Stock Exchange. “Order” means all applicable legally binding orders (including executive, judicial, administrative or regulatory orders), awards, writs, judgments, verdicts, injunctions, determinations, directives or decrees enacted, promulgated, adopted, or applied by, and decisions of or by, any Governmental Authority or arbitrator. “Organizational Documents” means with respect to any particular entity: (a) if a corporation, its articles or certificate of incorporation and its bylaws; (b) if a limited partnership, its limited partnership agreement and its articles or certificate of limited partnership; (c) if a limited liability company, its articles of organization or certificate of formation and its limited liability company agreement or operating agreement; (d) any similar organizational documents of such entity; and (e) any amendment, restatement or supplement to any of the foregoing. “Outside Date” means March 31, 2025; provided that the Outside Date will be extended automatically by an additional period of time not to exceed 120 days in the event that the failure to consummate the Closing and the other transactions contemplated by this Agreement by the Outside Date is a result of a continuing investigation by a Governmental Authority under Antitrust Laws or the applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement not having expired or been terminated or in the event of a review by the SEC which delays the SMC Stockholders Meeting; provided, that all other conditions to Closing set forth in Section 2.4 shall have been satisfied or capable of being satisfied at such time (other than

12 those conditions that by their nature cannot be satisfied until the Closing, but which would be capable of being satisfied if the Closing occurred at such time) or waived. “Owned Real Property” means all land, together with all buildings, structures, improvements, and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned in fee by the Target Companies, but excluding severed oil, gas, and/or mineral rights and other Hydrocarbon interests, and any Rights-of-Way. “Partner Tax Attributes” is defined in Section 6.6(h). “Party” and “Parties” are defined in the Preamble. “Payoff Amounts” is defined in Section 2.5(b)(iv). “PCAOB” means the Public Company Accounting Oversight Board, which serves as the governing authoritative board responsible for establishing audit and interim review standards for financial statements of public business entities, as defined by the FASB Accounting Standards Codification. “PCAOB-Registered Firm” means a public accounting firm that is duly registered with the PCAOB, in good standing, and that may audit (or perform interim review of) financial statements of entities, including those of the Target Companies, in accordance with the public company audit or interim review standards promulgated by the PCAOB. “Permitted Liens” means the following: (a) with respect to tangible personal property, Equity Interests (including, without limitation, the Tall Oak Interests), and the Real Property owned by any Target Company, as applicable, any: (i) statutory Liens for Taxes, assessments, governmental charges, or levies that are not yet due or payable or, if due, that are being contested in good faith in appropriate Proceedings for which appropriate reserves have been established accordance with GAAP; (ii) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carrier’s and other similar Liens, in each case arising or incurred in the ordinary course of business that are not delinquent or that are being contested in good faith in appropriate Proceedings for which appropriate reserves have been established in accordance with GAAP; (iii) pledges and deposits under workers’ compensation legislation, unemployment insurance Laws or similar Laws, in each case arising or incurred in the ordinary course of business; (iv) purchase money Liens and Liens arising under conditional sales Contracts, capital lease arrangements and equipment leases with Third Parties in the ordinary course of business;

13 (v) Liens paid or discharged (including pursuant to Debt Payoff Letters) at or prior to the Closing; (vi) Liens granted at the Closing securing the financing of the acquisition of the Target Companies by Summit; (vii) the terms and conditions contained in any Material Contract, any Lease, or any Right-of-Way which are not violated in any material respect by the current use or occupancy of such property being leased or in the operation of the Business; (viii) Liens created by Summit or any of its Affiliates, successors or assigns or otherwise expressly consented to by Summit; (ix) Liens imposed under any Organizational Documents of the Target Companies which are not violated in any material respect; (x) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business; (xi) Liens that individually or in the aggregate would not reasonably be expected to materially impair the ability of the Target Companies to operate the Business in the ordinary course of business; (xii) the Liens listed on Schedule 1.1--PL; (xiii) Permitted Target Securities Liens; (xiv) pledges and deposits to secure the performance of bids, trade Contracts, leases, surety and appeal bonds, performance bonds, and other obligations of a similar nature; and (b) with respect to the Real Property and without limiting the foregoing, any: (i) restrictions, exceptions, reservations, limitations, and other matters contained in any document filed or recorded in the appropriate county or parish to reflect title thereto or that are disclosed on any title commitment or title report, title policy, survey or site plan, or that would be disclosed by an accurate survey, title report or physical inspection, creating, transferring, limiting, encumbering, reserving or granting any rights in (including rights of reverter, reservation and life estates) such Real Property that individually or in the aggregate do not materially and adversely affect the value of, or materially interfere with, the ownership, use or operation of the Real Property subject thereto or affected thereby and that are of a nature that would be reasonably acceptable to a prudent operator of similar Real Property; (ii) all zoning, conservation, entitlement and other land use, building or planning restrictions imposed by any Governmental Authority having jurisdiction

14 over the Real Property and not violated in any material respect by the current use and operation of the Assets or the Business and that do not materially detract from the value of, or materially interfere with, the ownership, use or operation of the Real Property subject thereto or affected thereby and that are of a nature that would be reasonably acceptable to a prudent operator of similar Real Property; or (iii) easement, right-of-way, covenant, servitude, permit, surface lease, condition, restriction and other rights included in or burdening the Assets for the purpose of surface or subsurface operations, roads, alleys, highways, railways, pipelines, transmission lines, transportation lines, distribution lines, power lines, telephone lines, removal of timber, grazing, logging operations, canals, ditches, reservoirs and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, in each case, that, individually or in the aggregate, do not materially and adversely affect the value of the Assets, or materially interfere with the ownership, use, or operation of the Assets subject thereto or affected thereby and that are of a nature that would be reasonably acceptable to a prudent operator of similar Assets. Notwithstanding the preceding to the contrary, Permitted Liens shall not include any Preferential Rights. “Permitted Target Securities Liens” means (a) restrictions on transfer arising under any applicable federal and state securities Laws, (b) restrictions on transfer arising pursuant to, or as otherwise set forth in, the Organizational Documents of the applicable Target Company, (c) with respect to pre-Closing periods only (and only to the extent fully and finally released as of the Closing), Liens arising under Contracts governing Indebtedness, or (d) Liens that are created by Summit or any of its Affiliates arising under or created by this Agreement or any Transaction Document. “Person” means any natural person, corporation, company, partnership (general or limited), limited liability company, sole proprietorship, trust, joint venture, joint stock company, unincorporated organization, Governmental Authority, or other entity or association. “Personal Information” means information defined as “personal information” or any similar term (e.g., “personal data” or “personally identifiable information”) provided by applicable Law, and all such information that directly or indirectly can be used to identify, is related to, describes, is reasonably capable of being associated with, or could reasonably be linked with a particular individual or household. “Pipeline Safety Law” means any Law regulating pipeline safety, including any applicable provision of the federal Pipeline Safety Act, 49 U.S.C. § 60101 et seq., and the regulations promulgated pursuant thereto, and all applicable analogous state or local Laws. “Post-Closing Statement” is defined in Section 2.3(b). “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

15 “Preferential Right” means any rights of first refusal, rights of first offer, options, preferential rights to purchase or similar rights in favor of any Person. “Preferred Stock” means the preferred stock, par value $0.01 per share, of SMC. “Preliminary Settlement Statement” is defined in Section 2.3(a). “Privacy and Security Requirement” means, collectively, all of the following to the extent relating to Personal Information or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Business: (a) the Target Companies’ internal or external policies, (b) all applicable Laws, and (c) Contracts by which any Target Company is bound. “Privileged Information” is defined in Section 9.8(c). “Proceeding” means any action, suit, charge, Claim, investigation, audit or other judicial or administrative proceeding of any nature (civil, criminal, regulatory or otherwise), at law or in equity, whether in contract, in tort or otherwise, before or by any Governmental Authority. “R&W Policy” means the representations and warranties insurance policy, to be purchased and bound by SMLP at or prior to the Closing in accordance with the R&W Policy Commitment. “R&W Policy Commitment” means the conditional binder and commitment attached hereto as Exhibit I. “Real Property” means, collectively, the Owned Real Property, the Leased Real Property, and the Rights-of-Way. “Records” is defined in Section 6.10. “Registered Intellectual Property” means all Intellectual Property that is registered, filed or issued under the authority of any Governmental Authority or private registrar, and all applications for Intellectual Property, in each case that is owned by or purported to be owned by the Target Companies. “Registration Statement” means a filing with the SEC making required disclosures in connection with the registration of a security or a securities offering under federal securities Laws. “Related Person” means, with respect to a particular Person, such Person and any of its former, current and future Affiliates and beneficiaries, each of their respective former, current and future direct or indirect directors, officers, “principals,” general or limited partners, financing sources, employees, holders of Equity Interests, members, managers, agents, successors, assignees, Affiliates, controlling Persons or agents. “Release” means any spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, abandoning, discarding, migrating, dumping or leaching of Hazardous Materials into the environment. “Released” and other derivatives shall be construed accordingly.

16 “Released Claims and Liabilities” is defined in Section 8.2(a). “Released Parties” is defined in Section 8.2(a). “Releasor” is defined in Section 8.2(a). “Representatives” means, with respect to any Person, such Person’s Affiliates and its and their respective managers, members, partners, directors, officers, employees, agents, advisors (including attorneys, accountants, consultants, bankers, financial advisors and any representatives of those advisors), successors and assigns. “Required Information” means the following: (a) Audited financial statements of the Target Companies, conducted by a PCAOB - Registered Firm, at and for the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, including the related balance sheet, statement of operations, statement of members’ equity, statement of cash flows, and related notes. Such financial statements should include an auditor’s report indicating the audit was prepared in accordance with the standards of the American Institute of Certified Public Accountants. (b) Interim financial statements of the Target Companies, including a balance sheet as of June 30, 2024, the related statements of operations, cash flows, and members’ equity for the six-month periods ended June 30, 2024 and 2023. (c) Within forty-five (45) days following the end of the quarter ending September 30, 2024, as required or requested by Summit, interim financial statements of the Target Companies, including a balance sheet as of September 30, 2024, the related statements of operations, cash flows, and members’ equity for the nine-month periods ended September 30, 2024 and 2023. (d) For the financial statements listed above in (a) through (c), a written management’s discussion and analysis prepared in accordance with Item 303 of Regulation S-K. “Required Notifications” is defined in Section 4.3. “Required SEC Filings” is defined in Section 5.14(a). “Required Third-Party Consent” is defined in Section 4.3. “Restrictive Covenant Agreement” is defined in the Recitals. “Rights-of-Way” is defined in Section 4.14(c). “Schedules” means the schedules referenced in this Agreement (other than the Disclosure Schedule) delivered simultaneously with the execution of this Agreement. “SEC” is defined in Section 5.14(a).

17 “SEC Filings” is defined in Section 5.14(a). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Security Incident” means any (a) unauthorized intrusion, ransomware or malware attack affecting any Company Systems or any unauthorized access, modification, encryption, destruction, exfiltration, or use of any of the data or information stored or contained therein, or (b) incident in which confidential information or Personal Information held by the Company Systems was accessed, modified, disclosed, damaged, destroyed, processed, used, or exfiltrated in an unauthorized manner. “Sherman Act” means the Sherman Antitrust Act of 1890, as amended, and the rules and regulations promulgated thereunder. “Side Letter” means the side letter agreement, by and among SMC, SMLP, Tailwater and Producers Midstream II, LLC, to be entered into at the Closing, which agreement shall be substantially in the form attached hereto as Exhibit J. “SMC” is defined in the Preamble. “SMC Adverse Recommendation Change” means any bona fide offer received from a third party, whether in the form of a written merger agreement, unit purchase agreement, asset purchase agreement, unit exchange agreement or other similar agreement relating to a SMC Sale received (without solicitation) by SMC which on its terms and conditions the board of directors of SMC in good faith determines after consultation with SMC’s financial advisors and outside counsel, each of which must be nationally recognized, and after taking into account all legal, financial (including the financing terms of such proposal), regulatory, timing and other aspects of the proposal, all conditions contained therein and the Person making the proposal, is more favorable to the SMC Stockholders from a financial point of view than the transactions contemplated by this Agreement (after giving effect to any adjustments to the terms and provisions of this Agreement committed to in writing by Tall Oak Parent in response to such proposed SMC Sale). For the avoidance of doubt, the following shall not contribute to or constitute a SMC Adverse Recommendation Change: (A) any action taken by the Parties pursuant to the affirmative covenants set forth in Section 6.5, (B) the fact that SMC or the other Summit Companies exceed any internal or published projections, estimates or expectations of revenue, earnings or other financial performance or results of operations for any period or (C) changes in the Common Stock price. “SMC Board Recommendation” is defined in Section 6.21. “SMC Class B Common Stock” means Class B Common Stock, par value $0.01 per share, of SMC. “SMC Class B Payment Amount” is defined in Section 2.1(a). “SMC Sale” means any (a) direct or indirect acquisition (whether in a single transaction or a series of related transactions), outside of the ordinary course of business, of assets of SMC and

18 its Subsidiaries equal to fifty percent (50%) or more of SMC’s consolidated assets or to which fifty percent (50%) or more of SMC’s revenues or earnings on a consolidated basis are attributable, (b) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of beneficial ownership (within the meaning of Section 13 under the Exchange Act) of fifty percent (50%) or more of any class of equity securities of SMC or (c) merger, consolidation, unit exchange, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving SMC which is structured to permit any Person or “group” (as defined in Section 13(d) of the Exchange Act) to acquire beneficial ownership of at least fifty percent (50%) of SMC’s consolidated assets or Common Stock. “SMC Stockholder Approval” means the affirmative vote of a majority of the votes cast, at the SMC Stockholders Meeting or any adjournment or postponement thereof relating to the approval of the issuance of the Equity Consideration as contemplated by this Agreement for the purposes of complying with the applicable NYSE listing rules. “SMC Stockholders” is defined in Section 6.21. “SMC Stockholders Meeting” is defined in Section 6.21. “SMLP” is defined in the Preamble. “SMLP Common Units” shall be the Common Units as defined in the A&R Partnership Agreement. “Straddle Period” means any Tax period beginning on or before and ending after the Closing Date. “Submission” is defined in Section 2.3(e). “Subsidiary” means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which (a) such Person or any other subsidiary of such Person is a general partner, managing member, or sole or controlling member or (b) at least a majority of the Equity Interests having by their terms ordinary voting power to elect a majority of the board of directors, managers or others performing similar functions with respect to such corporation, partnership, limited partnership, limited liability company, or other organization is, directly or indirectly, owned or controlled by such Person or by any one or more of its subsidiaries, or by such Person and any one or more of its subsidiaries. “Summit” is defined in the Preamble. “Summit Allocation” is defined in Section 2.6(b). “Summit Appraisal” is defined in Section 2.6(b). “Summit Closing Notice” is defined in Section 7.1(g). “Summit Companies” means Summit and each of its Subsidiaries.

19 “Summit Company Benefit Plan” means any Benefit Plan sponsored, maintained, contributed to or required to be contributed to by any Summit Company or for which any Summit Company has any Liability. “Summit D&O Indemnified Persons” is defined in Section 6.7(d). “Summit D&O Provisions” is defined in Section 6.7(d). “Summit Disclosure Schedule” means the Disclosure Schedule delivered by Summit to Tall Oak Parent simultaneously with the execution of this Agreement. “Summit Fundamental Representations” means the representations and warranties set forth in Section 5.1 (Organization, Good Standing, and Authority), Section 5.2(b) (No Conflicts), Section 5.6 (Broker’s or Finder’s Fees) and Section 5.8 (Capitalization). “Summit GP” means Summit Midstream GP, LLC, a Delaware limited liability company. “Summit Inspection Indemnitees” is defined in Section 6.3(i). “Summit Material Adverse Effect” means (x) any result, change, effect, event, circumstance, development, condition or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, Liabilities, condition (financial or otherwise) or results of operations of Summit and its Subsidiaries, taken as a whole, or (y) any change, event, occurrence or development with respect to Summit that would reasonably be expected to prevent, materially impede or materially delay the consummation of the Closing; provided, however, that in no event will any result, change, effect, event, circumstance, development, condition or occurrence that arises out of or results from any of the following be deemed to constitute, or be taken into account in determining whether there has been, a Summit Material Adverse Effect with respect to the foregoing clause (x): (a) the execution, pendency or announcement of this Agreement and the transactions contemplated hereby or by any Transaction Document (including the impact thereof on the relationship of Summit or any of its Subsidiaries with their respective customers, partners, employees, financing sources, vendors, suppliers, licensors, licensees or others having relationships with Summit or any of its Subsidiaries); (b) changes or conditions affecting the crude oil, natural gas and natural gas liquids transportation, treatment, processing or storage industries generally or in the general geographic areas where any of Summit or any of its Subsidiaries’ assets are located or in the general geographic areas where Summit or its Subsidiaries operate (including changes in commodity prices, general market prices and regulatory changes affecting such industries or geographic areas generally); (c) changes in general economic, capital markets, regulatory or political conditions in the United States or elsewhere (including interest rate fluctuations); (d) changes in Law, GAAP or regulatory accounting requirements or interpretations thereof, or any action required to be taken to comply with such changes; (e) fluctuations in currency exchange rates; (f) acts of war, insurrection, or terrorism (including hostilities involving Russia and Ukraine), the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war; (g) any act or omission to act by Summit or its Affiliates in accordance with this Agreement or any Transaction Document, or taken (or omitted to be taken) with the express written consent of Tall Oak Parent; (h) any failure of Summit or any of its Subsidiaries to meet any projections,

20 forecasts or predictions of financial performance or estimates of revenue, earnings, cash flow or cash position, for any period (provided, however, that this clause (h) shall not prevent a determination that any change or effect underlying such failure has resulted in a Summit Material Adverse Effect); (i) changes, events, occurrences or developments arising from or related to epidemics, pandemics (including COVID-19) or disease outbreaks or any worsening thereof; (j) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster or act of God; or (k) the matters set forth Summit’s SEC Filings; provided further, that any result, change, effect, event, circumstance, development, condition or occurrence referred to in the immediately preceding clauses (b) through (f), and clauses (i) through (j) will be taken into account for purposes of determining whether there has been a Summit Material Adverse Effect to the extent such result, change, effect, event, circumstance, development, condition or occurrence disproportionately and adversely affects Summit and its Subsidiaries, taken as a whole, as compared to other participants in the domestic midstream oil and gas industry in the general geographic areas where any of Summit’s or its Subsidiaries’ assets are located or in which Summit or its Subsidiaries operate. “Summit Material Contract” means each Contract to which a Summit Company is party or to which its assets are bound that would be required to be filed with the SEC by SMC as an exhibit under Item 601(b)(10) of Regulation S-K. “Summit Permitted Liens” means the following: (a) with respect to tangible personal property, Equity Interests (including, without limitation, Equity Interests of Summit and the Summit Companies), and the real property owned by any Summit Company, as applicable, any: (i) statutory Liens for Taxes, assessments, governmental charges, or levies that are not yet due or payable or, if due, that are being contested in good faith in appropriate Proceedings for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carrier’s and other similar Liens, in each case arising or incurred in the ordinary course of business that are not delinquent or that are being contested in good faith in appropriate Proceedings for which appropriate reserves have been established in accordance with GAAP; (iii) pledges and deposits under workers’ compensation legislation, unemployment insurance Laws or similar Laws, in each case arising or incurred in the ordinary course of business; (iv) purchase money Liens and Liens arising under conditional sales Contracts, capital lease arrangements and equipment leases with Third Parties in the ordinary course of business; (v) Liens paid or discharged if applicable, at or prior to the Closing;

21 (vi) the terms and conditions, contained in any Summit Material Contract, any lease or any right-of-way which are not violated in any material respect by the current use or occupancy of such property being leased or in the operation of Summit’s business; (vii) Liens created by Tall Oak Parent or any of its Affiliates, successors or assigns or otherwise expressly consented to by Tall Oak Parent; (viii) Liens imposed under any Organizational Documents of Summit Companies which are not violated in any material respect; (ix) non-exclusive licenses of intellectual property entered into in the ordinary course of business; (x) Liens that individually or in the aggregate would not reasonably be expected to materially impair the ability of the Summit Companies to operate their business in the ordinary course of business; (xi) the Liens listed on Schedule 1.1--SPL; (xii) pledges and deposits to secure the performance of bids, trade Contracts, leases, surety and appeal bonds, performance bonds, and other obligations of a similar nature; and (b) with respect to the real property of the Summit Companies and without limiting the foregoing, any: (i) restrictions, exceptions, reservations, limitations, and other matters contained in any document filed or recorded in the appropriate county or parish to reflect title thereto or that are disclosed on any title commitment or title report, title policy, survey or site plan, or that would be disclosed by an accurate survey, title report or physical inspection, creating, transferring, limiting, encumbering, reserving or granting any rights in (including rights of reverter, reservation and life estates) such real property that individually or in the aggregate do not materially and adversely affect the value of, or materially interfere with, the ownership, use or operation of such real property subject thereto or affected thereby and that are of a nature that would be reasonably acceptable to a prudent operator of similar real property; (ii) all zoning, conservation, entitlement and other land use, building or planning restrictions imposed by any Governmental Authority having jurisdiction over the real property of Summit and not violated in any material respect by the current use and operation of the assets or the business of Summit and that do not materially detract from the value of, or materially interfere with, the ownership, use or operation of the real property subject thereto or affected thereby and that are of a nature that would be reasonably acceptable to a prudent operator of similar real property; or

22 (iii) easement, right-of-way, covenant, servitude, permit, surface lease, condition, restriction and other rights included in or burdening the Assets for the purpose of surface or subsurface operations, roads, alleys, highways, railways, pipelines, transmission lines, transportation lines, distribution lines, power lines, telephone lines, removal of timber, grazing, logging operations, canals, ditches, reservoirs and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, in each case, that, individually or in the aggregate, do not materially and adversely affect the value of the assets of the Summit Companies, or materially interfere with the ownership, use, or operation of the assets of the Summit Companies subject thereto or affected thereby and that are of a nature that would be reasonably acceptable to a prudent operator of similar assets. Notwithstanding the preceding to the contrary, Summit Permitted Liens shall not include any Preferential Rights. “Summit Tax Contest” is defined in Section 6.6(d). “Tailwater” means, collectively, Tailwater Capital LLC and any funds, portfolio companies and investment vehicles managed by or affiliated with Tailwater Capital LLC, expressly including VM Arkoma Stack Holdings and Connect Midstream. “Takeover Proposal” means any inquiries, proposals or offers relating to (i) a merger, consolidation, share or equity exchange, restructuring, business combination or similar transaction involving any Target Company, (ii) the liquidation, dissolution or recapitalization of any Target Company, (iii) the issuance or acquisition of any Equity Interest in any Target Company, (iv) the sale, lease, exchange or other disposition of any material portion of the properties or assets of any Target Company, (v) any sale of securities of any Target Company, or acquisition of beneficial ownership of or the right to vote securities of any Target Company or (vi) any other transaction having a similar effect to those described in clauses (i) – (v) or any other transaction that would require the Parties to abandon the transactions contemplated by this Agreement, in each case, other than the transactions contemplated by this Agreement. “Tall Oak” is defined in the Recitals. “Tall Oak Allocation” is defined in Section 2.6(b). “Tall Oak Appraisal” is defined in Section 2.6(b). “Tall Oak Benefit Plan” means any Benefit Plan sponsored, maintained, contributed to or required to be contributed to by Tall Oak Parent or any of its Affiliates, including Tall Oak Midstream Management, LLC, that provides benefits or compensation to employees of any Target Company, excluding any Target Company Benefit Plan. “Tall Oak Closing Indebtedness” means the aggregate amount of Indebtedness for Borrowed Money of the Target Companies as of immediately prior to the Closing, without giving effect to the transactions contemplated herein.

23 “Tall Oak Closing Notice” is defined in Section 7.1(f). “Tall Oak Counsel” is defined in Section 9.8(a). “Tall Oak Disclosure Schedule” means the Disclosure Schedule delivered by Tall Oak Parent to Summit simultaneously with the execution of this Agreement. “Tall Oak Employer” is defined in Section 4.10(a). “Tall Oak Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization, Good Standing, and Authority), Section 3.2 (Title to the Interests), Section 3.3(b) (No Conflicts; Consents and Approvals), Section 4.1(a) – (f) (Organization, Good Standing, and Authority; Capitalization of the Target Companies), Section 4.2(b) (No Conflicts) and Section 4.8 (Broker’s or Finder’s Fees). “Tall Oak Interests” is defined in the Recitals. “Tall Oak Material Adverse Effect” means (x) with respect to the Target Companies, any result, change, effect, event, circumstance, development, condition or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Assets, Liabilities, condition (financial or otherwise) or results of operations of the Target Companies, taken as a whole, or (y) with respect to Tall Oak Parent, any change, event, occurrence or development with respect to Tall Oak Parent that would reasonably be expected to prevent, materially impede or materially delay the consummation of the Closing; provided, however, that in no event will any result, change, effect, event, circumstance, development, condition or occurrence that arises out of or results from any of the following be deemed to constitute, or be taken into account in determining whether there has been, a Tall Oak Material Adverse Effect with respect to the foregoing clause (x): (a) the execution, pendency or announcement of this Agreement and the transactions contemplated hereby or by any Transaction Document (including the impact thereof on the relationship of the Target Companies with their respective customers, partners, employees, financing sources, vendors, suppliers, licensors, licensees or others having relationships with the Target Companies); (b) changes or conditions affecting the crude oil, natural gas and natural gas liquids transportation, treatment, processing or storage industries generally or in the general geographic areas where any of the Assets are located or in the general geographic areas where the Target Companies operate (including changes in commodity prices, general market prices and regulatory changes affecting such industries or geographic areas generally); (c) changes in general economic, capital markets, regulatory or political conditions in the United States or elsewhere (including interest rate fluctuations); (d) changes in Law, GAAP or regulatory accounting requirements or interpretations thereof, or any action required to be taken to comply with such changes; (e) fluctuations in currency exchange rates; (f) acts of war, insurrection, or terrorism (including hostilities involving Russia and Ukraine), the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war; (g) any act or omission to act by Tall Oak Parent, the Target Companies or their respective Affiliates in accordance with this Agreement or any Transaction Document, or taken (or omitted to be taken) with the express written consent of Summit; (h) any failure of the Target Companies to meet any projections, forecasts or predictions of financial performance or estimates of revenue, earnings, cash flow or cash position, for any period (provided, however, that this clause (h) shall

24 not prevent a determination that any change or effect underlying such failure has resulted in a Tall Oak Material Adverse Effect); (i) changes, events, occurrences or developments arising from or related to epidemics, pandemics (including COVID-19) or disease outbreaks or any worsening thereof; or (j) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster or act of God; provided further, that any result, change, effect, event, circumstance, development, condition or occurrence referred to in the immediately preceding clauses (b) through (f), and clauses (i) through (j) will be taken into account for purposes of determining whether there has been a Tall Oak Material Adverse Effect to the extent such result, change, effect, event, circumstance, development, condition or occurrence disproportionately adversely affects the Target Companies, taken as a whole, as compared to other participants in the domestic midstream oil and gas industry in the general geographic areas where any of the Assets are located or in which the Target Companies operate. “Tall Oak Parent” is defined in the Preamble. “Tall Oak Tax Contest” is defined in Section 6.6(d). “Tall Oak Transaction Expense Schedule” is defined in Section 2.5(a)(v). “Target Company” is defined in the Recitals. “Target Company Affiliate Contracts” is defined in Section 4.6(a)(viii). “Target Company Benefit Plan” means any Benefit Plan (a) sponsored and maintained by any Target Company or (b) with respect to which any Target Company has any Liability, excluding any Tall Oak Benefit Plan. “Target Company Transaction Expense Adjustment Amount” means an amount of Dollars equal to the amount by which the Target Company Transaction Expense Amount is greater than the Target Company Transaction Expense Cap. “Target Company Transaction Expense Amount” means the aggregate amount of all Transaction Expenses of Tall Oak Parent and the Target Companies that remain unpaid immediately prior to Closing. “Target Company Transaction Expense Cap” means $9,500,000. “Tax” or “Taxes” means (i) any U.S. federal, state or local or non-U.S. taxes, assessments or similar governmental charges imposed by any Taxing Authority, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, margin, profits, net proceeds, alternative or add-on minimum, inventory, goods and services, capital stock, license, registration, leasing, user, withholding, payroll, employment, social security, unemployment, disability, excise, severance, stamp, occupation, property, fuel, excess profits, premium, windfall profit, deficiency and estimated taxes, including any and all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with respect thereto or in lieu thereof, and (ii) any liability for the payment of such amounts as a result of being a member of a consolidated, combined, unitary, affiliated or similar group, as a transferee or successor or by contract.

25 “Tax Contest” is defined in Section 6.6(d). “Tax Item” means any item of income, gain, loss, deduction, credit, recapture, or any other attribute or item (including the adjusted basis of property) that may have the effect of increasing or decreasing any Tax. “Tax Return” means any return, report, information return, claim for refund, declaration of estimated Taxes or similar filing (including any attached schedules and supplements and any amendments thereof) filed or required to be filed with any Taxing Authority respect to Taxes. “Taxing Authority” with respect to any Tax means the Governmental Authority or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such jurisdiction or subdivision. “Third Party” means, with respect to any Person, any other Person excluding its Affiliates. “Third-Party Consent” means any consent, waiver, permission, authorization, or approval of, or exemption by, any Third Party (other than a Governmental Authority). “Transaction Consideration” is defined in Section 2.1. “Transaction Documents” means this Agreement, the Assignment Agreement, the Certificate of Designation, the A&R Partnership Agreement, the Investor and Registration Rights Agreement, the Restrictive Covenant Agreements, the Transition Services Agreement, the Side Letter, and/or any and all other instruments, certificates, and other agreements entered into by one or more Parties or their respective Affiliates in connection with the consummation of the transactions contemplated by this Agreement. “Transaction Expenses” means, to the extent not paid prior to the Closing, the aggregate amount of all fees, expenses and other similar amounts incurred by or on behalf of a Party or any Affiliate thereof in connection with the preparation, negotiation, and execution of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the following (without duplication): (a) all fees and expenses of counsel (including with respect to Tall Oak Parent, Tall Oak Counsel, and with respect to Summit, Summit Counsel), accounting and tax advisors, consultants, investment bankers (including with respect to Tall Oak Parent, Tudor, Pickering, Holt & Co., and with respect to Summit, Guggenheim Securities LLC) and similar professional experts and advisors; (b) all brokers’, finders’ or similar fees; (c) all change of control payments, transaction bonuses, retention bonus obligations and similar amounts payable or due by a Target Company or Summit or one or more of its Subsidiaries solely as a result of the consummation of the transactions contemplated by this Agreement (and not requiring any subsequent action by a Target Company, Summit or its applicable Subsidiary or any employee or the occurrence of any other contingency), including the employer portion of any employment, payroll or similar Taxes payable in connection therewith; and (d) all severance, termination and similar payments payable or due by a Target Company, Summit or its applicable Subsidiary solely as a result of the consummation of the transactions contemplated by this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby (and not requiring any subsequent action by a Target Company, Summit or its applicable Subsidiary or any employee or the occurrence of another contingency),

26 including the employer portion of any employment, payroll or similar Taxes payable in connection therewith. “Transaction Tax Deductions” means, without duplication, any Tax deductions relating to (a) the payment of Transaction Expenses, or (b) the repayment of the Tall Oak Closing Indebtedness at or prior to the Closing (excluding, for the avoidance of doubt, any Indebtedness of the Target Companies repaid from and after the Closing), including any unamortized deferred financing fees in connection with such Tall Oak Closing Indebtedness. “Transfer” is defined in Section 6.26. “Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration, value- added, recording, filing, registration, conveyance, stock transfer, gross receipts, duty, securities transactions and other similar fees or Taxes incurred as a result of the transactions contemplated in this Agreement. “Transition Services Agreement” means the transition services agreement, by and between Summit Midstream Holdings, LLC and Tall Oak Midstream Management, LLC to be entered into at the Closing, which agreement shall be substantially in the form attached hereto as Exhibit E. “Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. “Unaudited Interim Financial Statements” is defined in Section 4.11(a)(ii). “UST Systems” is defined in Section 4.24. “VM Arkoma Stack Holdings” means VM Arkoma Stack Holdings, LLC, a Delaware limited liability company. “Willful Breach” means, with respect to a Party, (a) such Party’s willful or deliberate act or a willful or deliberate failure to act by such Party, which act or failure to act constitutes in and of itself a material breach of any representation, warranty or covenant set forth in this Agreement and which was undertaken with the actual knowledge of such Party that such act or failure to act would be, or would reasonably be expected to cause, a material breach of this Agreement or (b) the failure by such Party to consummate the transactions contemplated by this Agreement after all conditions to such Party’s obligations in Section 2.4 have been satisfied or waived in accordance with the terms of this Agreement (other than those conditions which by their terms can only be satisfied simultaneously with the Closing but which would be capable of being satisfied at the Closing if the Closing were to occur). “Woodford” is defined in the Recitals. ARTICLE II CONTRIBUTION AND ISSUANCE OF INTERESTS; CLOSING 2.1 Contribution and Issuance of Interests. Subject to and upon the terms and conditions of this Agreement, at the Closing, Tall Oak Parent shall contribute, assign, transfer, convey and

27 deliver to SMLP, and SMLP shall acquire from Tall Oak Parent, the Tall Oak Interests, free and clear of all Liens, except for Permitted Target Securities Liens. The aggregate consideration for the contribution, assignment, transfer, conveyance and delivery of the Tall Oak Interests (the “Transaction Consideration”) shall be an aggregate amount equal to (i) $425,000,000, consisting of (x) the SMLP Common Units and the corresponding shares of SMC Class B Common Stock to be issued in accordance with Section 2.1(a) and Section 2.1(b) below (collectively, the “Equity Consideration”), and (y) $155,000,000 in cash consideration (the “Cash Consideration”), which shall be contributed and paid as provided in Section 2.5(b)(iv), Section 2.5(b)(vi) and Section 2.5(b)(vii), subject to adjustment as set forth in Section 2.3, plus (ii) the Earnout Payments pursuant to Section 2.8. At the Closing: (a) For each SMLP Common Unit issued under paragraph (b) below, SMC shall issue to Tall Oak Parent 7,471,008 shares of SMC Class B Common Stock and Tall Oak Parent shall pay to SMC an amount of cash equal to such number of shares of SMC Class B Common Stock multiplied by the par value for such shares (the “SMC Class B Payment Amount”); and (b) Pursuant to the terms of the A&R Partnership Agreement, SMC shall cause SMLP to issue to Tall Oak Parent 7,471,008 SMLP Common Units. 2.2 Time and Place of Closing. The consummation of the transactions contemplated hereby (the “Closing”) shall take place remotely by electronic exchange and delivery of all documents (including executed signature pages, in .PDF or other digital format) on the third Business Day after the conditions to Closing set forth in Section 2.4 (other than such conditions as, by their nature, are to be satisfied by the delivery of documents or the taking of any other action at the Closing, but subject to the satisfaction (or waiver) of such conditions at the Closing) have been satisfied or waived, or such other time and place as to which the Parties agree in writing (the date on which Closing occurs, the “Closing Date”). The effective time of the Closing shall be deemed to be 12:01 a.m. Houston, Texas time on the Closing Date. Once the conditions set forth in Section 2.4 have been satisfied or waived in writing by the applicable Party or Parties, the Parties shall proceed with the Closing in accordance with this Section 2.2. All actions to be taken and all documents and instruments to be executed and delivered at Closing shall be deemed to have been taken, executed, and delivered simultaneously and, except as permitted hereunder, no actions shall be deemed taken nor any document and instruments executed or delivered until all actions have been taken and all documents and instruments have been executed and delivered. 2.3 Estimated Adjustment Amount and Post-Closing Final Adjustment Amount. (a) Not later than three (3) Business Days prior to the Closing Date, Tall Oak Parent will prepare and deliver to Summit a preliminary settlement statement (the “Preliminary Settlement Statement”), which shall include a calculation and good faith estimate of the Adjustment Amount (such estimated amount, the “Estimated Adjustment Amount”), along with reasonable supporting documentation to enable a review thereof by Summit. If Summit disputes any amounts or adjustments set forth in the Preliminary Settlement Statement, Summit and Tall Oak Parent will reasonably negotiate in good faith to resolve any such dispute by the Closing Date. If the Parties cannot resolve the dispute by the Closing Date, then the Estimated Adjustment Amount initially proposed by Tall Oak

28 Parent, or such other amount as the Parties may mutually agree, will be used for purposes of calculating the aggregate Transaction Consideration paid at Closing pursuant to Section 2.1. For the avoidance of doubt, Summit’s failure to object to the Preliminary Settlement Statement prior to the Closing shall not be deemed to constitute a final agreement on the items included therein, and Summit shall not be precluded from disputing any such items following the Closing in accordance with this Agreement. The Transaction Consideration shall be decreased at the Closing by the amount of the Estimated Adjustment Amount, if applicable. The number of shares of SMC Class B Common Stock and SMLP Common Units contemplated in Section 2.1(a) and Section 2.1(b) to be delivered at Closing will be adjusted based on such Estimated Adjustment Amount, if applicable, using the Closing Per Share Price. (b) Not later than the sixtieth (60th) day following the Closing Date, Summit will prepare and deliver to Tall Oak Parent a statement (the “Post-Closing Statement”), attaching reasonable supporting documentation to enable a review thereof by Tall Oak Parent, setting forth the calculation of the final Adjustment Amount (the “Final Adjustment Amount”). (c) Not later than the thirtieth (30th) day following receipt of the Post-Closing Statement, Tall Oak Parent may deliver to Summit a written notice (an “Adjustment Notice”) containing any changes Tall Oak Parent proposes to be made in the Post-Closing Statement, which shall include an explanation of any such changes and the reasons therefor, along with reasonable supporting documents thereof in Tall Oak Parent’s possession. If Tall Oak Parent does not deliver to Summit an Adjustment Notice within such thirty (30) day period, then Tall Oak Parent will be deemed to have irrevocably accepted and agreed to all items in the Post-Closing Statement, which shall be final, conclusive and binding on the Parties. If Tall Oak Parent does timely deliver to Summit an Adjustment Notice, then Tall Oak Parent will be deemed to have accepted and agreed to all items in the Post-Closing Statement, other than such matters that are specifically disputed in such Adjustment Notice. Any items or changes not so specified in the Adjustment Notice shall be deemed forever waived, and Summit’s determinations with respect to all such elements of the Post-Closing Statement that are not addressed specifically in the Adjustment Notice shall prevail and shall be final, conclusive and binding on the Parties. The Parties will use commercially reasonable efforts to agree on the Final Adjustment Amount no later than thirty (30) days after delivery of any Adjustment Notice in accordance with the foregoing. (d) If an Adjustment Notice is timely delivered to Summit in accordance with Section 2.3 and the Final Adjustment Amount is mutually agreed upon in writing by Tall Oak Parent and Summit during such thirty (30) day period, then the Final Adjustment Amount as so agreed will be conclusive and binding on the Parties. (e) If an Adjustment Notice is timely delivered to Summit in accordance with Section 2.3 and the Final Adjustment Amount is not mutually agreed upon by Tall Oak Parent and Summit during such thirty (30) day period, then PricewaterhouseCoopers LLP (the “Accountant”) will be engaged by the Parties to resolve any disagreements. If such accounting firm does not agree to serve as the Accountant within ten (10) days after a written request from the Parties to serve, then the Parties will mutually select and engage

29 an alternative internationally recognized accounting firm. If the Parties are unable to agree upon such firm or if such firm declines to serve as the Accountant, then any Party may request that the Houston office of the American Arbitration Association select the Accountant, and the Parties will engage such Accountant. In connection with the engagement of the Accountant, each Party will execute such engagement, indemnity and other agreements as the Accountant and the American Arbitration Association may reasonably require as a condition to such engagement. The Accountant will determine as promptly as practicable, but in any event within thirty (30) days after the selection of the Accountant, based solely on (A) a written submission provided by each of Summit and Tall Oak Parent to the Accountant within ten (10) days following the Accountant’s selection (and without independent investigation on the part of the Accountant) and (B) the terms and provisions of this Agreement, whether the Post-Closing Statement requires adjustment. Specifically, within ten (10) days following the agreement of the Accountant to serve hereunder, (i) Summit and Tall Oak Parent shall deliver to the Accountant and Summit or Tall Oak Parent, as applicable, the Post-Closing Statement, the Adjustment Notice and such work papers, invoices and other reports and information relating to the disputed matters as the Accountant may reasonably request and (ii) each of Summit and Tall Oak Parent shall (A) summarize its position with regard to the disputed matters in the Adjustment Notice in a written document of twenty (20) pages or less (exclusive of exhibits, schedules or other attachments) and (B) submit such summaries along with reasonable supporting detail (the foregoing items together forming Summit’s or Tall Oak Parent’s, as applicable, “Submission”). Summit and Tall Oak Parent shall be afforded the opportunity to discuss the disputed matters and both Submissions with the Accountant, but the Accountant shall not conduct a formal evidentiary hearing. The Parties shall, and shall cause their respective Affiliates and representatives to, cooperate in good faith with the Accountant, and shall give the Accountant access to all data and other information it reasonably requests for purposes of such resolution, other than any such data or information that is covered by attorney-client privilege, the attorney work-product doctrine or similar protections; provided, however, that no Party will disclose to the Accountant, and the Accountant will not consider for any purpose, any settlement discussions or settlement offers made by any Party. Tall Oak Parent and Summit will cooperate with the Accountant in all reasonable respects, but neither Party will have ex parte meetings, teleconferences or other correspondence with such Accountant, as it is intended for each of Tall Oak Parent and Summit to be included in all discussions and correspondence with such Accountant. The Accountant shall act as an arbitrator for the limited purpose of determining the specific disputed matters submitted by either Tall Oak Parent or Summit in their respective Submissions to the Accountant, and whether and to what extent, if any, the Final Adjustment Amount requires adjustment as a result of the resolution of those disputed matters; provided, however, that if any of the disputed matters relate to the interpretation of the Parties’ legal rights or obligations under this Agreement or the Transaction Documents rather than financial or accounting matters pertinent to the calculation of the Final Adjustment Amount, such disputed matter shall instead be resolved in the manner set forth in Section 9.6 (with any dispute as to whether a disputed matter is legal or financial, or accounting-related in nature to be resolved solely by the Accountant in its capacity as an arbitrator). The Accountant’s determination shall constitute an arbitral award upon which a judgment may be entered in any court having jurisdiction thereof. In determining

30 the proper amount of the Adjustment Amount, the Accountant shall not increase the Adjustment Amount more than the increase proposed by Summit or Tall Oak Parent nor decrease the Adjustment Amount more than the decrease proposed by Summit or Tall Oak Parent, as set forth in their respective Submissions, as applicable. The costs and expenses of the Accountant in connection with resolving such disputed matters will be borne by Summit and Tall Oak Parent in such proportion as is appropriate to reflect the relative benefits received by Tall Oak Parent and Summit from the resolution of such dispute. For instance, if Tall Oak Parent challenges the calculation of the Final Adjustment Amount in the Post-Closing Statement by an amount of $100,000, but the Accountant determines that Tall Oak Parent has a valid claim for only $40,000, Summit shall bear 40% of the fees and expenses of the Accountant and Tall Oak Parent shall bear the other 60% of such fees and expenses. Except as provided in the immediately preceding two sentences, all other costs and expenses incurred by the Parties in connection with resolving any dispute hereunder before the Accountant shall be borne by the Party incurring such cost and expense. The determination of the Accountant with respect to such dispute will be final, conclusive and binding on the Parties, without right of appeal, absent manifest error. (f) If the Final Adjustment Amount is less than the Estimated Adjustment Amount, then such excess shall be paid to Tall Oak Parent within five (5) Business Days after the final determination of the Final Adjustment Amount in cash by wire transfer of immediately available funds to the account or accounts designated in writing by Tall Oak Parent. If the Final Adjustment Amount is greater than the Estimated Adjustment Amount, then, at Summit’s election, such shortfall shall be paid by Tall Oak Parent within five (5) Business Days after the final determination of the Final Adjustment Amount in cash by wire transfer of immediately available funds to the account or accounts designated in writing by SMLP or shall be satisfied by offset against any Earnout Payments pursuant to Schedule I. 2.4 Conditions to Closing. (a) Conditions to Each Party’s Obligation. The respective obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver, if permissible under applicable Law, by such Party in writing), at or prior to Closing, of each of the following conditions: (i) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Order or Law which is in effect as of the Closing Date and has the effect of (A) making the transactions contemplated by this Agreement illegal or (B) otherwise restraining or prohibiting the consummation of any transactions contemplated by this Agreement; (ii) The waiting period (and any extension of the waiting period) applicable to the consummation of the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired; and (iii) The SMC Stockholder Approval shall have been obtained in accordance with applicable Law, the Charter and the Bylaws.

31 (b) Tall Oak Parent Conditions. The obligations of Tall Oak Parent to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver, if permissible under applicable Law, by Tall Oak Parent in writing), at or prior to Closing, of each of the following conditions: (i) (A) Each of the Summit Fundamental Representations shall be true and correct in all respects on and as of the Execution Date and the Closing Date as if made on the Closing Date (other than any such representation or warranty that is made as of a specified date, which shall be true and correct as of such specified date) except for de minimis inaccuracies, and (B) all representations and warranties given by Summit and contained in Article V other than the Summit Fundamental Representations given by Summit, in each case, without giving effect to any materiality or Summit Material Adverse Effect qualifiers contained therein (other than in respect of the defined term “Summit Material Contract”), shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty that is made as of a specified date, which shall be true and correct as of such specified date), except, in the case of this clause (B), for such breaches, if any, of such representations and warranties that, when taken as a whole, would not constitute a Summit Material Adverse Effect; (ii) Summit shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by Summit on or prior to the Closing Date and shall have delivered, caused to be delivered, or be ready, willing and able to deliver at the Closing, to Tall Oak Parent or the applicable required Person, all of the closing deliveries set forth in Section 2.5(b); (iii) Common Stock of SMC continues to be approved for listing on, and continue to be traded on, the NYSE; and (iv) No Summit Material Adverse Effect shall have occurred since January 1, 2024. (c) Summit Conditions. The obligations of Summit to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver, if permissible under applicable Law, by Summit in writing), at or prior to Closing of each of the following conditions: (i) (A) Each of the Tall Oak Fundamental Representations given by Tall Oak Parent shall be true and correct in all respects on and as of the Execution Date and the Closing Date as if made on the Closing Date (other than any such representation or warranty that is made as of a specified date, which shall be true and correct as of such specified date), except for de minimis inaccuracies, and (B) all representations and warranties of Tall Oak Parent contained in Article III and Article IV other than the Tall Oak Fundamental Representations given by Tall Oak Parent, in each case, without giving effect to any materiality or Tall Oak Material Adverse Effect qualifiers contained therein (other than in respect of the

32 defined term “Material Contract”), shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty that is made as of a specified date, which shall be true and correct as of such specified date), except, in the case of this clause (B), for such breaches, if any, of such representations and warranties that, when taken as a whole with respect to the Target would not constitute a Tall Oak Material Adverse Effect; (ii) Tall Oak Parent shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by Tall Oak Parent, as applicable, on or prior to the Closing Date and Tall Oak Parent shall have delivered, caused to be delivered, or be ready, willing and able to deliver at the Closing, to Summit or the applicable required Person, all of the closing deliveries set forth in Section 2.5(a); (iii) All Required Third-Party Consents and Required Notifications set forth on Schedule 2.4(c)(iii), in such form as are reasonably acceptable to Summit, shall have been obtained or given, respectively, and are in full force and effect as of the Closing, which Summit agrees to waive as a condition to Closing provided that Tall Oak Parent has complied in all material respects with Section 6.25; and (iv) No Tall Oak Material Adverse Effect shall have occurred since January 1, 2024. (d) Frustration of Closing Conditions; Deemed Waiver. No Party may rely on the failure of any condition it has to Closing set forth in this Section 2.4 to be satisfied if such failure was primarily caused by such Party’s or any of its Affiliates’ breach of this Agreement. Upon the occurrence of the Closing, any condition set forth in this Section 2.4 that was not satisfied as of the Closing shall be deemed to have been waived as of and from the Closing for purposes of this Section 2.4 (and, for the avoidance of doubt, such waiver shall not apply to or limit the rights of the Parties under this Agreement or the Transaction Documents after the Closing). 2.5 Deliveries at the Closing. (a) Tall Oak Parent’s Closing Deliverables. Subject to the terms and conditions of this Agreement, at the Closing, Tall Oak Parent will execute and deliver (or cause to be executed and delivered) each of the following documents (where the execution and delivery of the documents is contemplated), deliver (or cause to be delivered) each of the following items (where the delivery of the items is contemplated) and take (or cause to be taken) each of the following actions (where the taking of action is contemplated), in each case in form and substance reasonably satisfactory to Summit: (i) To Summit, a certificate, dated as of the Closing Date and duly executed by an authorized representative of Tall Oak Parent, certifying the satisfaction of the conditions specified in Section 2.4(c)(i), Section 2.4(c)(ii) and Section 2.4(c)(iv);

33 (ii) To Summit, a counterpart of the Assignment Agreement, duly executed by an authorized representative of Tall Oak Parent; (iii) To SMLP, a duly executed IRS Form W-9; (iv) To Summit, (x) a schedule setting forth the aggregate amount of all outstanding Indebtedness as of immediately prior to the Closing (the “Indebtedness Schedule”), (y) copies of duly executed customary payoff letters from each holder of Indebtedness for Borrowed Money, in each case, in which the payee shall (A) provide the dollar amount required to be paid with respect to such Indebtedness in order to fully pay off such Indebtedness for Borrowed Money as of the Closing and (B) provide that upon payment in full of such amount, all such Indebtedness for Borrowed Money and all Liens, security interests and guarantees related thereto (if any) shall be released, and either (1) such payee will, or will be obligated to, file all necessary UCC and Lien terminations in respect thereof following the Closing, or (2) Tall Oak Parent or Summit (or one or more of their respective designees) is expressly authorized to have any such documents filed on the payee’s behalf (each such payoff letter or communication, a “Debt Payoff Letter”) and (z) copies of UCC and Lien terminations and releases that are required to release and discharge, as of record, the Liens, security interests and guarantees (if any) in respect of the Indebtedness for Borrowed Money to be repaid and terminated pursuant to each Debt Payoff Letter (drafts thereof which shall be provided no less than three (3) Business Days prior to the Closing Date (or such later date as Summit may agree in writing)); (v) To Summit, at least three (3) Business Days prior to the Closing Date, a schedule summarizing the outstanding Transaction Expenses of Tall Oak Parent and the Target Companies as of the Closing and attaching reasonable supporting invoices from the applicable vendors (the “Tall Oak Transaction Expense Schedule”); (vi) To Summit, the written resignations, effective as of the Closing, of the directors, managers and officers of the Target Companies, other than those designated by Summit in a writing delivered to Tall Oak Parent at least two (2) Business Days prior to the Closing; (vii) To Summit, a counterpart to the Investor and Registration Rights Agreement, duly executed by Tall Oak Parent; (viii) To Summit, a counterpart to the A&R Partnership Agreement, duly executed by Tall Oak Parent; (ix) To Summit, a counterpart to the Transition Services Agreement, duly executed by Tall Oak Midstream Management, LLC; (x) To Summit, a counterpart to the Side Letter, duly executed by Tailwater and Producers Midstream II, LLC;

34 (xi) To Summit, good standing certificates or the equivalent for Tall Oak Parent and each Target Company from the applicable Secretaries of State of each of their respective jurisdictions of formation and, with respect to each Target Company, any jurisdictions in which such Target Company is qualified to do business, in each case, dated within ten (10) days of the Closing Date; (xii) To Summit, a certificate from a duly authorized officer of Tall Oak Parent certifying to and providing (A) copies of the Organizational Documents of Tall Oak Parent and each Target Company, as applicable, as in effect at the Closing (including all amendments thereto); and (B) resolutions from the board of managers, members, managing member or similar governing body of Tall Oak Parent duly authorizing and approving the execution and delivery of this Agreement and the other Transactions Documents and the consummation of the transactions contemplated hereby and thereby by Tall Oak Parent, as having been duly and validly adopted and being in full force and effect as of the date hereof and the Closing Date; (xiii) To Summit, the Required Third-Party Consents and Required Notifications set forth on Schedule 2.4(c)(iii); (xiv) To Summit, a written statement, together with reasonable supporting documentation, of any G&A Reimbursement payments made during the Interim Period; (xv) To SMC, the SMC Class B Common Stock Payment Amount in cash by wire transfer of immediately available funds to an account designated in writing in advance of the Closing Date by SMC; and (xvi) To SMLP, a counterpart to the Confidentiality Agreement Termination Letter, duly executed by Tailwater. (b) Summit Closing Deliverables. Subject to the terms and conditions of this Agreement, at the Closing, Summit, will execute and deliver (or cause to be executed and delivered) each of the following documents (where the execution and delivery of the documents is contemplated), deliver (or cause to be delivered) each of the following items (where the delivery of the items is contemplated) and take (or cause to be taken) each of the following actions (where the taking of action is contemplated), in each case in form and substance reasonably satisfactory to Tall Oak Parent (provided, that, notwithstanding any other provision in this Agreement to the contrary, the payoff of the Payoff Amounts set forth in Section 2.5(b)(iv) shall be deemed to take place immediately following the Closing); (i) To Tall Oak Parent, a certificate, dated as of the Closing Date and duly executed by an authorized representative of Summit, certifying the satisfaction of the conditions specified in Section 2.4(b)(i), Section 2.4(b)(ii) and Section 2.4(b)(iv);

35 (ii) To Tall Oak Parent, a counterpart of the Assignment Agreement, duly executed by an authorized representative of SMLP; (iii) To Tall Oak Parent, evidence reasonably satisfactory to Tall Oak of the filing of the Certificate of Designation with the Secretary of State of the State of Delaware and the issuance and delivery of (x) the SMC Class B Common Stock issued to Tall Oak Parent in accordance with Section 2.1(a), subject to the Investor and Registration Rights Agreement; and (y) the SMLP Common Units issued to Tall Oak Parent in accordance with Section 2.1(a), subject to the A&R Partnership Agreement; (iv) On behalf of Tall Oak Parent, the payoff amounts for all Indebtedness for Borrowed Money set forth in the Debt Payoff Letters (the “Payoff Amounts”) in cash by wire transfer of immediately available funds in such amounts and to such accounts and payees as set forth in the Debt Payoff Letters, with such cash being paid immediately following the Closing from an account of SMLP in accordance with the Debt Payoff Letters; (v) To Tall Oak Parent, at least three (3) Business Days prior to the Closing Date, a schedule summarizing the outstanding Transaction Expenses of Summit and any Subsidiary thereof as of the Closing and attaching reasonable supporting invoices from the applicable vendors (the “Summit Transaction Expense Schedule”); (vi) To the payees of the Transaction Expenses, as applicable, (x) on behalf of Tall Oak Parent, the Transaction Expenses as set forth on the Tall Oak Transaction Expense Schedule and (y) on behalf of Summit, the Transaction Expenses set forth on the Summit Transaction Expense Schedule, in each case, by wire transfer of immediately available funds to the accounts designated by such payee; provided, that any Transaction Expenses that are compensatory amounts due to current or former employees subject to Tax withholding shall be retained by Summit or delivered to its applicable Subsidiary, as applicable, for further distribution by such entity through its payroll; (vii) To Tall Oak Parent, from an account of SMLP, a wire transfer or transfers of immediately available funds (to such account or accounts as Tall Oak Parent shall have notified Summit of at least two (2) Business Days prior to the Closing Date) in an amount, if any, equal to (x) the Cash Consideration less (y) any amounts paid pursuant to Section 2.5(b)(iv) and, without duplication, any other amounts set forth on the Indebtedness Schedule less (z) amounts paid by Summit on behalf of Tall Oak Parent pursuant to Section 2.5(b)(vi)(x) if, and only to the extent, such amounts exceed the Target Company Transaction Expense Cap (such net amount, the “Distribution Amount”); (viii) To Tall Oak Parent, Summit shall deliver a good standing certificate or the equivalent for each of SMC and SMLP from the Secretary of State of its jurisdiction of formation, dated within ten (10) days of the Closing Date;

36 (ix) To Tall Oak Parent, a certificate from a duly authorized officer of SMC and SMLP certifying to and providing resolutions from the governing body of SMC and SMLP, respectively, duly authorizing and approving the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby by Summit, as having been duly and validly adopted and being in full force and effect as of the date hereof and the Closing Date; (x) To Tall Oak Parent, evidence of the filing of the Certificate of Designation with the Secretary of State of the State of Delaware; (xi) To Tall Oak Parent, a counterpart to the A&R Partnership Agreement, duly executed by SMC and Summit GP; (xii) To Tall Oak Parent, the written appointments (i) to the board of directors of SMC, effective as of the Closing, of those individuals that Tall Oak Parent designates in writing to Summit prior to the Closing in accordance with Section 6.23; (xiii) To Tall Oak Parent, a counterpart to the Transition Services Agreement, duly executed by Summit Midstream Holdings, LLC; (xiv) To Tailwater, a counterpart to the Side Letter, duly executed by SMC and SMLP; (xv) To Tall Oak Parent, a counterpart to the Investor and Registration Rights Agreement, duly executed by SMC; and (xvi) To Tailwater, a counterpart to the Confidentiality Agreement Termination Letter, duly executed by SMLP. 2.6 Tax Treatment. (a) The Parties acknowledge and agree that for U.S. federal and applicable state and local income Tax purposes, the contribution and exchange contemplated by this Agreement will be treated, in accordance with the principles of Revenue Ruling 99-5, Situation 2, as a transaction pursuant to which (i) SMLP becomes a partnership and (ii)(A) Tall Oak Parent is treated as contributing the assets held by Tall Oak and each of its Subsidiaries to such partnership in exchange for the Initial Equity Consideration, the Distribution Amount, the Earnout Payments and the assumption by SMLP of the liabilities of Tall Oak pursuant to Section 752 and (B) SMC is treated as contributing the assets held by SMLP and each of its Subsidiaries and cash consideration to such partnership in exchange for SMLP Common Units, in each case, in a contribution governed by Section 721 of the Code (the “Contribution”); provided that such Contribution by Tall Oak Parent shall be characterized as a disguised sale transaction described in Section 707(a)(2)(B) of the Code with respect to any amounts treated as a transfer of consideration (including, for the avoidance of doubt, the Earnout Payments) pursuant to Treasury Regulations Sections 1.707-3, 1.707-4 and 1.707-5; provided, further, that the Parties (1) shall treat the

37 Distribution Amount and the Earnout Payments as (x) a reimbursement of preformation capital expenditures under Treasury Regulations Section 1.707-4(d) and (y) a debt- financed distribution under Treasury Regulations Section 1.707-5, in each case, to the maximum extent permitted by applicable Tax Law and (2) intend that the liabilities assumed by SMLP in connection with the Contribution by Tall Oak Parent shall constitute “qualified liabilities” within the meaning of Treasury Regulations Section 1.707-5(a)(6) to the maximum extent permitted by applicable Tax Law (the “Intended Tax Treatment”). (b) (i) The Parties shall agree on (i) the relative fair market values of the assets of the Target Companies on an asset by asset basis and (ii) the relative fair market values of the assets of the Summit Companies on an asset by asset basis, in each case, for all Tax purposes, including Sections 704, 707 and 721 and any other applicable provisions of the Code and the Treasury Regulations promulgated thereunder. (ii) For purposes of determining such fair market values, Summit shall cause a nationally recognized independent valuation firm chosen by Summit that is reasonably satisfactory to Tall Oak Parent (the “Independent Valuation Firm”) to prepare and deliver to Summit an appraisal of the fair market value of the assets of the Target Companies (the “Tall Oak Appraisal”) and the fair market value of the assets of the Summit Companies (the “Summit Appraisal” and each of the Tall Oak Appraisal and the Summit Appraisal, an “Appraisal”) as soon as reasonably practicable, but not more than 30 days following the Closing Date. Within 30 days following the date on which the Appraisals are finalized in accordance with Section 2.6(b)(iv), Summit will prepare and deliver to Tall Oak Parent a draft schedule setting forth the relative fair market values of each of the assets of the Target Companies (the “Tall Oak Allocation”) and a draft schedule setting forth the relative fair market values of each of the assets of the Summit Companies (the “Summit Allocation” and each of the Tall Oak Allocation and the Summit Allocation, an “Allocation”). (iii) The Tall Oak Allocation shall be prepared in accordance with the Tall Oak Appraisal and each of the Tall Oak Appraisal and the Tall Oak Allocation shall be prepared in accordance with the methodology set forth on Exhibit F (the “Allocation Methodology”). Subject to Tall Oak Parent executing a customary non-reliance agreement and such other documentation as the Independent Valuation Firm reasonably requests, Tall Oak Parent shall have the right to participate in discussions with the Independent Valuation Firm and the opportunity to review, comment on and dispute in accordance with Section 2.6(b)(iv) any draft Tall Oak Appraisal or Tall Oak Allocation provided by the Independent Valuation Firm or Summit, as applicable. (iv) With respect to each of the Appraisals and the Allocations, Tall Oak Parent shall notify Summit in writing within 30 days of receipt of the applicable draft Appraisal or Allocation of any comments to any such draft Appraisal or

38 Allocation. If Tall Oak Parent does not deliver any comments to the applicable Appraisal or Allocation within such 30-day period, such Appraisal or Allocation as delivered by the Independent Valuation Firm or Summit, as applicable, shall be final, conclusive and binding on the Parties. If comments are timely delivered, Tall Oak Parent and Summit will negotiate in good faith for a period of 20 days to resolve such dispute. If, during such period, Tall Oak Parent and Summit resolve their differences in writing as to any disputed amount, such resolution shall be deemed final, conclusive and binding upon the Parties with respect to such amount for the purpose of determining that component of the applicable Appraisal or Allocation. If the Parties are unable to resolve such dispute(s) during such period, any remaining disputed issues shall be referred to and resolved by the Accountant in accordance with (i) the procedures set forth in Section 2.3(e) which shall apply mutatis mutandis, (ii) in the case of the Allocations, the applicable Appraisal (as finalized in accordance with Section 2.6(b)(iv)), and (iii) in the case of the Tall Oak Appraisal and the Tall Oak Allocation, the Allocation Methodology. The Accountant’s determination of such remaining disputed issues shall be binding upon the Parties. Each Appraisal and each Allocation, as delivered by the Independent Valuation Firm or Summit, as applicable, and as revised to reflect the resolution of any disputed item under this Section 2.6(b), either by the Parties or by the Accountant, as applicable, shall be final, conclusive and binding on the Parties. (c) The Parties shall (and shall cause their respective Affiliates to) report consistently with the Intended Tax Treatment and the Tall Oak Allocation and the Summit Allocation (each, as finally determined) in all Tax Returns, and no Party shall (and each Party shall cause their respective Affiliates not to) take any position in any Tax Return or in any Tax examination, audit, claim or similar Proceeding that is inconsistent with the Intended Tax Treatment or the Tall Oak Allocation or the Summit Allocation (each, as finally determined), unless required to do so by a “determination” as defined in Section 1313(a) of the Code (or any similar provision of applicable U.S. state or local or non-U.S. Law) or with the other Party’s prior written consent; provided, however, that no Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise or settle any Tax examination, audit, claim or similar Proceedings in connection with this Section 2.6. 2.7 Withholding. Notwithstanding any other provision in this Agreement to the contrary, any Party, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable (directly or indirectly) pursuant to this Agreement such amounts as such Party is required to deduct and withhold with respect to the making of such payment under applicable Tax Law; provided, that, other than in the case of compensatory amounts due to current or former employees, such Party (as applicable) shall provide prompt written notice to the applicable payee upon becoming aware that such deduction or withholding is required, but in no event fewer than five (5) Business Days prior to the making of the applicable payment. To the extent that amounts are so deducted and withheld and timely paid to the appropriate Governmental Authority, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable payee in respect of which such deduction and withholding was made. The Parties shall (and shall cause their respective Affiliates to) cooperate with the applicable payee and

39 take such commercially reasonable steps as such payee may reasonably request to reduce or eliminate any amount that may otherwise be deducted or withheld under this Section 2.7. 2.8 Earnout. Subject to the terms and limitations set forth in Schedule I, as additional consideration for the contribution and acquisition of the Tall Oak Interests, at such times as provided in Schedule I, Tall Oak Parent shall be entitled to receive one or more Earnout Payments, provided that the maximum cumulative Earnout Payments shall in no event exceed $25,000,000 in the aggregate. ARTICLE III REPRESENTATIONS AND WARRANTIES WITH RESPECT TO TALL OAK PARENT Tall Oak Parent represents and warrants to Summit as of the Execution Date and, if Closing occurs, as of the Closing Date (except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date) as follows, in each case, other than with respect to the matters set forth in the Tall Oak Disclosure Schedule: 3.1 Organization, Good Standing, and Authority. (a) Tall Oak Parent is duly formed and organized, validly existing, and in good standing under the Laws of the State of Delaware and has all requisite power and authority to carry on its business as it is now being conducted and to own, operate, lease, use and maintain the assets (including the Tall Oak Interests and, indirectly, the Assets) it now owns, operates, leases, uses or maintains. Tall Oak Parent is duly licensed, qualified or otherwise authorized to transact its business and is in good standing under the Laws of each jurisdiction in which it has assets or conducts activities that would require it to be so licensed, qualified, or authorized or in good standing, except where the failure to be so licensed, qualified or authorized or in good standing would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or to materially impair Tall Oak Parent’s ability to perform its obligations under this Agreement and the other Transaction Documents to which it is, or will be, a party. (b) Tall Oak Parent has the full right, power, and authority to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is or shall be a party and to contribute to Summit at the Closing the Tall Oak Interests. The execution, delivery and performance of this Agreement and the Transaction Documents to which Tall Oak Parent is or shall be a party have been duly authorized by all requisite action on the part of Tall Oak Parent and no other proceeding on the part of Tall Oak Parent is necessary to authorize this Agreement or any of the Transaction Documents to which it is, or will be, a party. This Agreement and the Transaction Documents to which Tall Oak Parent is or shall be a party have been or will be duly executed and delivered by Tall Oak Parent, and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute or will constitute legal, valid and binding obligations of Tall Oak Parent, enforceable against Tall Oak Parent in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights

40 and to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law). 3.2 Title to the Interests. (a) Except as set forth in Section 3.2(a) of the Tall Oak Disclosure Schedule, Tall Oak Parent has and represents, with respect to the Tall Oak Interests, sole legal, record and beneficial title to such interests, free and clear of any and all Liens, except for Permitted Liens. Tall Oak Parent represents with respect to the Tall Oak Interests that upon the Closing (should the Closing occur), Summit will acquire sole legal, record and beneficial title to such interests, free and clear of any Liens, except for Permitted Target Securities Liens and with respect to the Equity Interests of the Target Companies, Summit will indirectly acquire sole legal, record and beneficial title to such interests, free and clear of any Liens, except for Permitted Target Securities Liens. (b) Except as set forth in Section 3.2(b) of the Tall Oak Disclosure Schedule and for the applicable Transaction Documents, Tall Oak Parent is not a party to any Contract obligating it to sell, transfer or otherwise dispose of the Tall Oak Interests or any voting trust, proxy or other agreement or understanding with respect to such interests. (c) Except to the extent set forth in the Credit Agreement Related Documents, Tall Oak Parent represents it has not, with respect to any Target Company granted to any Person any Contract, agreement or option, or any right or privilege capable of becoming a Contract, agreement or option, for the purchase, pledge, encumbrance, subscription, allotment or issue of any unissued interests, units or other securities (including convertible securities, warrants or convertible obligations of any nature) or any Equity Interests of any applicable Target Company. There are no outstanding contractual obligations of Tall Oak Parent to repurchase, redeem or otherwise acquire any Equity Interest in any Target Company or any securities that are convertible, exercisable or exchangeable into any Equity Interests of any Target Company. 3.3 No Conflicts; Consents and Approvals. Except as set forth in Section 3.3 of the Tall Oak Disclosure Schedule, neither the execution and delivery by Tall Oak Parent of this Agreement, any Transaction Documents to which Tall Oak Parent is (or at the Closing will be) a party, or any instrument required hereby or thereby to be executed and delivered by it at the Closing, nor the performance by Tall Oak Parent of its obligations hereunder or thereunder will (i) require any consent or notice under, conflict with, violate or breach the terms of any Contract to which Tall Oak Parent is a party or by which it or its assets are bound, or cause a default or acceleration (with or without notice or lapse of time or both) or give rise to a right of termination, cancellation or modification or to the loss of a material benefit under any such Contract, (ii) violate or conflict with any term or provision of the Organizational Documents Tall Oak Parent; (iii) assuming the Authorizations or Notifications referred to in Section 4.3 (including any filings required under, and compliance with other applicable requirements of, the HSR Act and the expiration or termination of any applicable waiting period thereunder) are duly and timely obtained, violate or result in a violation of any Law or Order applicable to Tall Oak Parent; or (iv) result in the creation of any Lien (other than Permitted Liens) on any of the Tall Oak Interests except in the case of

41 subsections (i), (iii) and (iv), for such matters as would not reasonably be expected, individually or in the aggregate, to materially impede or materially delay the consummation of the Closing. 3.4 Litigation. Other than with respect to the matters set forth in Section 3.4 of the Tall Oak Disclosure Schedule, (a) there is no Proceeding pending or, to the Knowledge of Tall Oak Parent, threatened against or affecting Tall Oak Parent or any of its Affiliates, including any Target Company or its Assets, and (b) there are no Orders from any Governmental Authority binding upon Tall Oak Parent relating to the Target Companies, the Assets or the Tall Oak Interests, in each case, that (x) seek to (i) challenge the validity or enforceability of the obligations of Tall Oak Parent under this Agreement or the obligations of Tall Oak Parent under the other Transaction Documents to which it is, or will be, a party or (ii) enjoin, alter, challenge, materially delay or prevent the consummation of the transactions contemplated hereby or thereby, or (y) would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby or thereby or to materially impair Tall Oak Parent’s ability to perform its obligations under this Agreement and the other Transaction Documents to which it is, or will be, a party. 3.5 Bankruptcy. There are no bankruptcy, insolvency, reorganization or receivership Proceedings pending against, being contemplated by, or, to the Knowledge of Tall Oak Parent, threatened against Tall Oak Parent, and Tall Oak Parent is not entering into this Agreement or any other Transaction Document to which it is, or will be, a party with an intent to hinder, delay or defraud any present or future creditors of Tall Oak Parent or its Affiliates. 3.6 Investment Intent. (a) Tall Oak Parent is acquiring the SMC Class B Common Stock and the SMLP Common Units for its own account as an investment, and not with a view to sell, transfer or otherwise distribute in violation of any securities Laws. Tall Oak Parent has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition of such SMC Class B Common Stock or SMLP Common Units, in violation of any securities Laws. (b) Tall Oak Parent (i) is an “accredited investor” within the meaning of Rule 501(a) under Regulation D of the Securities Act, (ii) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the SMC Class B Common Stock, the SMLP Common Units, the Target Companies and Summit, (iii) is capable of bearing the economic risks of such investment and is able to bear the complete loss of its investment in the SMC Class B Common Stock, the SMLP Common Units, the Target Companies and Summit and (iv) acknowledges and understands that (A) the acquisition of the SMC Class B Common Stock and the SMLP Common Units pursuant to this Agreement has not been registered under the Securities Act in reliance on an exemption therefrom and (B) that each of the SMC Class B Common Stock and the SMLP Common Units will, upon such acquisition, be characterized as “restricted securities” as defined in Section (a)(3) of Rule 144 of the Securities Act. 3.7 Independent Evaluation. Tall Oak Parent is sophisticated in the evaluation, purchase, ownership, development, investment in and operation of businesses similar to that of

42 Summit, including the operation of assets similar to Summit’s assets, and Tall Oak Parent is capable of evaluating the merits and risks of acquiring the SMC Class B Common Stock and the SMLP Common Units and bearing the economic risks of such investment. Tall Oak Parent has conducted its own independent investigation of Summit, the SMC Class B Common Stock and the SMLP Common Units, which investigation was done by Tall Oak Parent and its own advisors. 3.8 Business Investigation. (a) Tall Oak Parent has conducted such investigation of the business of Summit as it has deemed necessary in order to make an informed decision concerning the transactions contemplated by this Agreement. Tall Oak Parent acknowledges that it has had an opportunity to ask questions of the officers and management of Summit and has been given access to, and has had the opportunity to visit and examine, the assets and the properties of Summit. For the purpose of conducting these investigations, Tall Oak Parent has employed the services of its own Representatives and have reviewed such information, and obtained such advice, as Tall Oak Parent has deemed necessary or advisable to evaluate the Common Stock and the transactions contemplated by this Agreement and the Transaction Documents. In all matters affecting the condition of Summit’s assets and properties and the contents of the documents, records, reports or other materials in connection with the transactions contemplated hereby, Tall Oak Parent is solely relying upon the advice and opinion offered by its own Representatives and the representations and warranties of Summit contained in this Agreement. Notwithstanding any other provision of this Agreement to the contrary, except as expressly provided in this Agreement, no representation or warranty has been or is being made by Summit or any of its respective Representatives as to the accuracy or completeness of any of the information provided or made available to Tall Oak Parent or any of its Affiliates or Representatives, including any information, documents or material provided or made available to Tall Oak Parent and its Representatives in any “data rooms” (virtual or otherwise), in management presentations or in any other form in expectation of the transactions contemplated hereby. (b) In connection with the investigation by Tall Oak Parent of Summit and the Common Stock, Tall Oak Parent has received from Summit and its respective Representatives certain projections, forecasts and other forward-looking information, including projected financial statements, cash flow items, business plans and other data related to Summit and its prospects. Tall Oak Parent acknowledges that (i) there are uncertainties inherent in attempting to make such projections, forecasts and plans and, accordingly, it is not relying on them and (ii) Tall Oak Parent is familiar with such uncertainties and is making its own evaluation of the adequacy and accuracy of all projections, forecasts and plans so furnished to it. Accordingly, notwithstanding any other provision of this Agreement to the contrary, Tall Oak Parent acknowledges that none of Summit or any of its respective Representatives has made any representation or warranty with respect to such projections and other information, data, forecasts and plans.

43 ARTICLE IV REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE TARGET COMPANIES Tall Oak Parent represents and warrants to Summit as of the Execution Date and, if Closing occurs, as of the Closing Date (except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date) as follows, in each case, other than with respect to the matters set forth in the Tall Oak Disclosure Schedule: 4.1 Organization, Good Standing, and Authority; Capitalization of the Target Companies. (a) Each Target Company is a legal entity duly formed and organized, validly existing, and in good standing under the Laws of the state of its formation, and has all requisite corporate, partnership, limited liability company or other applicable corporate power and authority to carry on its business as it is now being conducted and to own, operate, lease, use and maintain the Assets it now owns, operates, leases, uses or maintains. Each Target Company is duly licensed, qualified, or otherwise authorized to transact business and is in good standing under the Laws of each jurisdiction in which it has assets or conducts activities that would require it to be so licensed, qualified, or authorized or in good standing, except for any failures to be so qualified or in good standing as would not reasonably be expected to, individually or in the aggregate, materially impair the ability of the Target Companies to operate the Business in the ordinary course of business. Section 4.1(a) of the Tall Oak Disclosure Schedule sets forth a true, correct and complete list of each jurisdiction in which each Target Company is qualified or authorized to do business as a foreign company. (b) The Tall Oak Interests constitute all of the issued and outstanding Equity Interests in Tall Oak. All of such Equity Interests have been duly authorized and validly issued, are fully paid (to the extent required under the Organizational Documents of Tall Oak), nonassessable (except as such non-assessability may be affected by applicable Law or the Organizational Documents of Tall Oak), were issued in compliance with applicable securities Laws, and are not subject to, and were not issued in violation of, any Preferential Rights. (c) Section 4.1(c)(A) of the Tall Oak Disclosure Schedule sets forth the following information with respect to each Subsidiary of Tall Oak as of the Execution Date: (i) the name of the Subsidiary; (ii) such Subsidiary’s jurisdiction of formation; (iii) the name of each holder of each class and series (if applicable) of Equity Interests issued by such Subsidiary, and the number or percentage (as applicable) of each such class and series (as applicable) of Equity Interests held by such Persons; and (iv) the aggregate number of percentage (as applicable) of each class and series (if applicable) of each such class and series of Equity Interests issued by such Subsidiary and outstanding. Except as set forth in Section 4.1(c) of the Tall Oak Disclosure Schedule, no Target Company owns, directly or indirectly, beneficially or of record, any Equity Interest or other equity or ownership interest in any other Person. Except as set forth in Section 4.1(c) of the Tall Oak Disclosure

44 Schedule, the applicable Target Company owns the Equity Interests in the Persons set forth in Section 4.1(c) of the Tall Oak Disclosure Schedule free and clear of all Liens, other than Permitted Liens. Except as set forth in Section 4.1(c) of the Tall Oak Disclosure Schedule, the Equity Interests of each Target Company have been duly authorized and validly issued, are fully paid (to the extent required under the Organizational Documents of such respective Subsidiary), nonassessable (except as such non-assessability may be affected by applicable Law), were issued in compliance with applicable securities Laws, and are not subject to any Preferential Rights (except those waived or fully complied with at or prior to the Closing). Such Equity Interests of the Subsidiaries of the Company were not issued in violation of any Preferential Right. (d) Except as set forth in Section 4.1(d) of the Tall Oak Disclosure Schedule, in this Agreement or in the applicable Tall Oak Parent’s or Target Company’s Organizational Documents, there are no outstanding obligations, options, warrants, calls, convertible securities or other rights, agreements, arrangements or commitments, including any appreciation rights, agreements, arrangements, subscription agreements, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, or commitments or other rights or Contracts of any kind or character, contingent or not, obligating Tall Oak Parent or any Target Company that is a Subsidiary thereof: to issue, sell, transfer, assign, pledge, encumber or otherwise dispose of any Equity Interests of any Target Company, (ii) make any dividend or distribution of any kind with respect to any of the Equity Interests in any Target Company, including the Tall Oak Interests, or (iii) to provide funds (in the form of a capital contribution) to, or make any investment (in the form of a capital contribution) in, any other Person or to register under federal or state securities Laws any of the Equity Interests in any Target Company, including the Tall Oak Interests. Except as set forth in Section 4.1(d) of the Tall Oak Disclosure Schedule or in this Agreement, neither Tall Oak Parent nor any Target Company that is a Subsidiary thereof is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any Equity Interests of any such Target Company. (e) Except as set forth in the applicable Target Company’s Organizational Documents, there are no outstanding or authorized equity appreciation, phantom equity, profit participation or other rights to participate in the revenues, profits or equity (or the value thereof) or similar rights affecting the Equity Interests in any Target Company, including the Tall Oak Interests. No Person has any outstanding option, warrant, equity equivalents, or any other right for the purchase, pledge, encumbrance, exchange, conversion, subscription, allotment or issue of any unissued interests, units or other securities (including convertible securities, warrants or convertible obligations of any nature) or any Equity Interests of any Target Company. There are no outstanding contractual obligations of Tall Oak Parent to convert, exchange, repurchase, redeem or otherwise acquire any Equity Interest in any Target Company that is a Subsidiary thereof or any securities that are convertible, exercisable or exchangeable into any Equity Interests of any such Target Company. (f) Other than as expressly set forth in the Organizational Documents of a Target Company, there are no preemptive rights, rights of first refusal or first offer, option grants or exercise rights, voting or veto rights, voting trusts, change of control rights, anti-

45 dilution protections or other Preferential Rights that any equity holder, officer, employee, manager or director of a Target Company either is or would be entitled to invoke with respect to the Equity Interests in any Target Company, including the Tall Oak Interests, as a result of the transactions contemplated by this Agreement. (g) Tall Oak Parent has made available to Summit true, correct and complete copies of the Organizational Documents of each of the Target Companies that is a Subsidiary thereof, each as in effect on the Execution Date, including all amendments, restatements, modifications and supplements thereto, and each as made available to Summit is in full force and effect, and neither Tall Oak Parent nor any Target Company is in material violation of any of the provisions of such Organizational Documents. 4.2 No Conflicts. Assuming the filings and the receipt of the Required Notifications, the Required Third-Party Consents and any Authorizations described on Schedule 4.2 of the Tall Oak Disclosure Schedule are duly and timely made or obtained (as applicable), neither the execution and delivery by any of the Target Companies of any of the Transaction Documents to which such Target Company is (or at the Closing will be) a party, or any instrument required hereby or thereby to be executed and delivered by such Target Company at the Closing, nor the performance by the Target Companies of their respective obligations hereunder or thereunder, as applicable, will (a) require any consent or notice under, conflict with, violate or breach the terms of any Material Contract to which any Target Company is a party, or cause a default or acceleration (with or without notice or lapse of time or both) or give rise to a right of termination, cancellation or modification or to the loss of a material benefit under any such Material Contract, (b) violate or conflict with any provision of the Organizational Documents of any of the Target Companies, (c) violate or result in a violation of any Authorization, Law or Order applicable to any of the Target Companies, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Authorization held by any of the Target Companies, or (d) result in the creation of any Lien on any of the Assets (other than Permitted Liens) or Equity Interests of any Target Company, except in the case of clauses (a), (c) and (d), for such matters as would not reasonably be expected, individually or in the aggregate, to be material to the Target Companies, taken as a whole. 4.3 Consents and Authorizations. Except for (a) any Notifications described in Section 4.3 of the Tall Oak Disclosure Schedule (the “Required Notifications”), (b) any Third- Party Consents described in Section 4.3 of the Tall Oak Disclosure Schedule (the “Required Third-Party Consents”), (c) any Authorizations described in Section 4.3 of the Tall Oak Disclosure Schedule, (d) Authorizations, Notifications or Third-Party Consents previously obtained or made or (e) otherwise expressly required by the terms of this Agreement and any filings required under, and compliance with other applicable requirements of, the HSR Act (including the expiration or termination of any applicable waiting period thereunder), no Authorization, Notification, Third-Party Consent or other material approval is necessary for Tall Oak Parent or the Target Companies that are Subsidiaries thereof to execute, deliver and perform their respective obligations under this Agreement and the Transaction Documents to which Tall Oak Parent or such Target Company is (or at the Closing will be) a party or to consummate the transactions contemplated hereby or thereby. 4.4 Taxes.

46 (a) Other than with respect to the matters set forth in Section 4.4(a) of the Tall Oak Disclosure Schedule: (i) All material Tax Returns required to be filed by the Target Companies have been timely filed (taking into account any applicable extensions), and such Tax Returns are true, complete and correct in all material respects. (ii) All material Taxes of the Target Companies that are due and payable (whether or not shown as due on such Tax Returns) have been timely paid, other than Taxes being contested in good faith and for which appropriate reserves have been established on the Financial Statements. (iii) The Target Companies have withheld all material Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Third Party. (iv) There are no Liens for Taxes (other than Permitted Liens) on any of the Assets. (v) There are no material Tax audits, examinations, litigations or similar proceedings currently ongoing or pending or, to the Knowledge of Tall Oak Parent, threatened in writing with respect to any Target Company. (vi) No Target Company has waived any statute of limitations in respect of Taxes of such Target Company, which waiver is currently in effect. (vii) No Target Company is a party to (or bound by) any Tax sharing, Tax allocation or Tax indemnity agreement with respect to Taxes (other than (i) any agreement the principal purpose of which does not relate to Taxes and (ii) any such agreement solely between Target Companies) for which any Target Company may be liable after Closing. (viii) No Target Company (A) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or a similar consolidated, combined or unitary group for state, local or non-U.S. Tax purposes (other than a group (1) of which Tall Oak Parent or another Target Company is the common parent or (2) that includes only Target Companies) or (B) has any material liability for any Taxes of any Person (other than any Target Company) under Treasury Regulations Section 1.1502-6, as a transferee or successor, or by contract (other than any contract the principal purpose of which does not relate to Taxes). (ix) None of the Target Companies has been a party to a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2). (x) None of the Target Companies has been a “controlled corporation” or a “distributing corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any transaction occurring in the two-year period ending on the date hereof

47 that was purported or intended to be governed in whole or in part by Section 355 of the Code. (xi) None of the Target Companies will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion of a Straddle Period) ending after the Closing Date as a result of any (A) change in method of accounting of the Target Companies prior to the Closing for a taxable period (or portion of a Straddle Period) ending on or prior to the Closing Date, (B) use of an improper method of accounting for a taxable period (or portion of a Straddle Period) ending on or prior to the Closing Date, (C) installment sale or open transaction disposition made prior to the Closing outside of the ordinary course of business, (D) prepaid amount received or paid prior to the Closing, or (E) closing agreement described under Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) executed prior to the Closing. (xii) No written Claim has been made by any Taxing Authority in a jurisdiction where a Target Company does not file Tax Returns that such Target Company is subject to material taxation by that jurisdiction, which Claim has not been resolved or settled. (xiii) None of the Target Companies has filed any entity classification election pursuant to Treasury Regulations Section 301.7701-3 (or any similar provision of state, local, or non-U.S. Tax Law) or has taken any other action to change its classification for U.S. federal and applicable state and local income Tax purposes. 4.5 Compliance with Laws; Authorizations. (a) Other than with respect to the matters set forth in Section 4.5(a) of the Tall Oak Disclosure Schedule: (i) each of the Target Companies is, and since the Lookback Date has been, in compliance in all material respects with all applicable Laws; and (ii) no Target Company has received written, or to the Knowledge of Tall Oak Parent, oral notice from any Governmental Authority or other Person that it is not in compliance in any material respect with any applicable Law. There is no fact, circumstance, condition or situation existing which, after notice or lapse of time or both, would constitute material noncompliance by any Target Company or give rise to any material future Liability of any Target Company with respect to any Law currently in effect. (b) Except as set forth in Part I of Section 4.5(b) of the Tall Oak Disclosure Schedule, each Target Company has, and since the Lookback Date has had, all material Authorizations necessary for the conduct of the Business and has made all material declarations and filings with, Governmental Authorities necessary for the lawful conduct of its Business as and when conducted, including the ownership and use of the Assets. Part II(a) of Section 4.5(b) of the Tall Oak Disclosure Schedule sets forth a true, correct and complete list of all material Authorizations (including all material Environmental Authorizations) held by the Target Companies, and such Authorizations are valid and in

48 full force and effect, and there are no Proceedings or Claims pending or, to the Knowledge of Tall Oak Parent, threatened that seek the suspension, termination, revocation or adverse modification of any such Authorization or that would result in the imposition of any fine, penalty or other sanctions for violation of any requirements relating to any such Authorizations, except as set forth in Part II(b) of Section 4.5(b) of the Tall Oak Disclosure Schedule. Each Target Company is, and since the Lookback Date, has been, in compliance with all terms, conditions and provisions of all such Authorizations and, to the Knowledge of Tall Oak Parent, no event has occurred which, with notice or the lapse of time or both, would constitute material noncompliance under any such Authorization. None of Tall Oak Parent or any Target Company has received any written, or to Knowledge of Tall Oak Parent, oral notice of any default under, cancellation, suspension, revocation, invalidation or non-renewal of any such Authorization. Applications for the renewal of each such Authorization have been timely filed and all fees and charges with respect to the Authorizations as of the date hereof have been paid in full. True, correct and complete copies of all Authorizations set forth in Part II(a) of Section 4.5(b) of the Tall Oak Disclosure Schedule have been provided to Summit. 4.6 Material Contracts. (a) Section 4.6(a) of the Tall Oak Disclosure Schedule contains a true, correct and complete list as of the Execution Date of all of the following Contracts (excluding any Rights-of-Way) to which a Target Company or a Tall Oak Employer is a party or to which its assets are bound, true, correct and complete copies of which (including all amendments, restatements, modifications and supplements) have been made available to Summit, other than any Benefit Plans (collectively, the “Material Contracts”): (i) each gathering, treating, transportation or processing Contract that either (A) during the 12-month period immediately preceding the Execution Date resulted in aggregate payments to such Target Company in excess of $1,000,000 or (B) is reasonably anticipated in the 12-month period immediately following the Execution Date to result in proceeds retained by such Target Company for its owned account in excess of $1,000,000 (“Material Gathering Contracts”); (ii) each Contract involving obligations of a Target Company, including projected capital expenditures, that are reasonably anticipated to exceed $1,000,000 during the 12-month period following the Execution Date other than such Contracts that are terminable by the applicable Target Company on notice of 30 days or less without material penalty or other payment by such Target Company (excluding, for the avoidance of doubt, any Material Gathering Contracts); (iii) each Contract (A) restricting a Target Company from freely engaging in any line of business, competing with any other Person (other than customary confidentiality agreements entered into in the ordinary course of business) or in any geographic location, or from hiring or soliciting any Person; (B) providing for any exclusivity obligation, including any grant of any exclusive distribution, sale, or purchase right to any Third Party; (C) providing for any Preferential Rights, rights of first negotiation or similar rights or terms provided to

49 any Person; (D) containing any most favored nations or similar preferential pricing provisions in favor of Third Parties; or (E) obligating any Target Company to purchase all of its requirements for any product, material or service from or to any Person; (iv) each Contract evidencing or otherwise relating to the creation, incurrence, assumption or guarantee of Indebtedness for Borrowed Money or creating a Lien on the Assets of the Target Companies securing Indebtedness for Borrowed Money, in each case, in excess of $500,000; (v) each Contract, the primary purpose of which is to indemnify another Person rather than the provision of goods or services; (vi) each joint venture, strategic alliance, partnership or similar Contract (however named) with one or more Person other than Tall Oak Parent or another Target Company with respect to the sharing of profits, revenues, losses, costs, assets or liabilities of, or with, any Third Party, or that relates to a commitment, arrangement, or agreement to contribute capital or make additional investments in any other Person with respect to the sharing of profits, revenues, losses, costs, assets or liabilities of, or with, any Third Party; (vii) each Contract (1) for the issuance, redemption, repurchase, sale, transfer, acquisition or disposition, as applicable, of (x) Assets outside of the ordinary course of business, or (y) Equity Interests in any Target Company or Business of any of the Target Companies or (2) for the grant to any Person of any Preferential Right to purchase any of the Assets of any Target Company outside of the ordinary course of business, any Equity Interests of any Target Company, or Business of any Target Company; (viii) each Contract (other than any Benefit Plan or Organizational Document of any Target Company) between (A) any Target Company, on the one hand, and (B)(1) Tall Oak Parent or any of its Affiliates (other than the Target Companies) or (2) any Related Person (other than limited partners or similar passive equityholders in investment funds or vehicles) of Tall Oak Parent or any of its Affiliates (other than the Target Companies), on the other hand; provided that for purposes of this Section 4.6(a)(viii), “Related Person” shall not be deemed to include any future Related Persons (collectively, the “Target Company Affiliate Contracts”); (ix) each Contract (A) pursuant to which a Third Party has licensed Intellectual Property to any Target Company, excluding generally commercially available, off-the-shelf software programs, (B) pursuant to which any Intellectual Property is licensed by a Target Company to any Third Party, excluding non- exclusive licenses of Intellectual Property granted in the ordinary course of business, or (C) involving the development, ownership or concurrent use (including co-existence agreements) of Intellectual Property, excluding assignments from employees and individual independent contractors to a Target Company;

50 (x) each Contract that relates to the commitment or reservation of the future capacity of the material operating Assets of any Target Company (e.g., pipelines, processing facilities, storage facilities, terminals, etc.) for a period of 12 months or longer; (xi) each Contract (A) containing a take-or-pay provision, minimum volume commitment or similar right or obligation, affecting any Asset or the Business or (B) containing an acreage dedication; (xii) each other Contract providing for annual payments by any Target Company in excess of $500,000 in the aggregate in calendar year 2023 or expected for calendar year 2024; (xiii) each Contract in the nature of a futures, swap, collar, put, call, floor, cap, option or similar Contract that is intended to benefit from or reduce or eliminate the risk of fluctuations in the price of any derivatives or commodities and that is not subject to cancellation by each Target Company that is party to such Contract on notice of 30 days or less without any material Liability to such Target Company; (xiv) each Contract that is a collective bargaining agreement or similar labor agreement with any union, works council or similar labor organization; (xv) each Contract (other than any Benefit Plan) that provides for any change of control, severance or any deferred compensation or post-termination payments or benefits or transaction bonus, including in each case, any that could become payable as a result of the transactions contemplated by this Agreement; (xvi) each Contract relating to the acquisition or disposition of any business (whether by merger, sale of Equity Interests, sale of assets or otherwise); (xvii) each commitment to make any capital expenditures or to purchase a capital asset in excess of $1,000,000 per annum; (xviii) each Contract that requires any Target Company to provide any funds to or make any investment in (in each case, in the form of a loan, investment, capital contribution or similar transaction) any Person; (xix) each Contract providing for payments to or by any Person, including sales agents and purchasing agents, based on sales, purchases or profits, other than direct payments for goods; (xx) each Contract (other than Authorizations) with any Governmental Authority; (xxi) each Contract that is a settlement, conciliation, or similar agreement with a Governmental Authority or otherwise pursuant to which any Target Company will have any material outstanding obligations after the Execution Date;

51 (xxii) each Contract for the lease of personal property to or from any Person providing for lease payments in excess of $500,000 per annum; and (xxiii) each Lease where a Target Company is the lessee and has a term of 12 months or longer and lease payments in excess of $500,000 per annum. (b) Other than with respect to the matters set forth in Section 4.6(b) of the Tall Oak Disclosure Schedule, (i) all such Material Contracts are legal, valid and binding obligations of the applicable Target Company and, to the Knowledge of Tall Oak Parent, each other party thereto, and are in full force and effect in all material respects and enforceable in accordance with their terms with respect to such Target Company and, to the Knowledge of Tall Oak Parent, the other parties thereto, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law), (ii) there is no event or condition that has occurred or that exists that constitutes or would constitute (with or without notice, the happening of any event and/or the passage of time) a default or breach under any Material Contract by any Target Company or, to the Knowledge of Tall Oak Parent, any other party thereto, except to the extent such breach or default has not and would not reasonably be expected to be, individually or in the aggregate, material to the Target Companies, and (iii) no Target Company has received written, or to the Knowledge of Tall Oak Parent, oral notice from any other party to a Material Contract that such party intends to terminate, cancel, materially breach, or amend the terms of any such Material Contract. None of Tall Oak Parent nor any Target Company is currently participating in any active discussions or negotiations regarding modification of or amendment to any Material Contract. 4.7 Intellectual Property; Cybersecurity Measures; Privacy. (a) Section 4.7(a) of the Tall Oak Disclosure Schedule contains a list of the Registered Intellectual Property owned by the Target Companies. The Registered Intellectual Property is subsisting and enforceable and all required filings and fee payments have been timely made and are not in any extension or grace period. The Target Companies exclusively own, free and clear of all Liens (other than Permitted Liens), all right, title and interest in and to all Intellectual Property owned or purported to be owned by the Target Companies, including the Registered Intellectual Property of which a Target Company is the record owner, or have valid licenses to use, all Intellectual Property necessary to conduct its business as currently being conducted. Each Target Company has taken commercially reasonable steps to protect all material Intellectual Property it owns or purports to own, including protecting the secrecy of all trade secrets and confidential information contained therein. The consummation of the transactions contemplated hereunder will not result in the loss or impairment of or require the payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, the Target Companies’ right to own, use or hold for use any Intellectual Property that is material to the conduct of the Business. The operation of the Business does not infringe on the Intellectual Property of any Person or constitute unfair competition, and neither Tall Oak Parent nor any Target Company has in the past five years received any written or, to

52 the Knowledge of Tall Oak Parent, oral notice from any Person of any such alleged infringement or unfair competition by a Target Company. To the Knowledge of Tall Oak Parent, no Person is infringing on any Target Company’s rights with respect to the Intellectual Property. No Target Company is a party or subject to any settlement agreement involving any outstanding Order, judgment, decree, stipulation or agreement restricting the Target Companies’ use of any Intellectual Property owned or purported to be owned by a Target Company. (b) Since the Lookback Date, the Company Systems have been reasonably sufficient for the Business’s immediate needs and have functioned without any material failures or extended outages and substantially in accordance with their published specifications. Since the Lookback Date, there has been no Security Incident that has caused or would reasonably be expected to cause any substantial disruption to the use of such Company Systems or the Business or any material loss or harm to the Target Companies. None of the Company Systems are dependent on software that no longer has security updates available or that is engineered such that future security updates and patches cannot be applied. All available security patches and updates have been applied to the Company Systems and the Target Companies have taken commercially reasonable steps to ensure that future security patches and updates will be made available to, and promptly applied to the Company Systems. The Target Companies have implemented reasonable security, backup and disaster recovery arrangements, including providing plans, procedures and facilities, compliance with such plans and procedures, and periodic testing of the adequacy of such plans, procedures and facilities, with respect to the backup and continued operation of the Business in the event of a disaster or business interruption and provide security for the Company Systems that meet good industry practices. The Target Companies employ commercially reasonable policies to ensure that the Company Systems remain free of, and to the Knowledge of Tall Oak Parent such Company Systems are in fact free of, any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry), security vulnerability, or any other code designed or intended to have, or capable of performing, any of the following functions: (A) disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (B) damaging, encrypting, exfiltrating or destroying any data or file without the user’s consent. (c) Since the Lookback Date, each Target Company has maintained a commercially reasonable cybersecurity and privacy program that complies in all material respects with applicable cybersecurity and privacy Laws and has used commercially reasonable efforts to protect the Company Systems in the control of a Target Company from experiencing any Security Incident. Since the Lookback Date, there has been no Claim alleging (i) a violation of any Privacy and Security Requirement, (ii) any breach, misappropriation or unauthorized disclosure, access, use or dissemination of any Personal Information (whether in connection with a Security Incident or otherwise), or (iii) a violation of applicable cybersecurity or privacy Law, has been asserted or, to the Knowledge of Tall Oak Parent, threatened against any Target Company by any Person. All websites established or maintained by the Target Companies that are accessible to individuals contain privacy notices advising individuals as to how their Personal

53 Information will be used, collected, stored, and protected. The Target Companies do not store or maintain Personal Information received via their websites, except in a manner consistent with their published privacy policies. The Target Companies (x) are, and have been, at all times since the Lookback Date, in compliance in all material respects with all contractual requirements pursuant to which the Target Companies are obligated to protect Personal Information, including without limitation the Payment Card Industry Data Security Standard, and (y) have not received written notice regarding any actual, alleged, or asserted violation of any such contractual obligation. 4.8 Broker’s or Finder’s Fees. Except for Tudor, Pickering, Holt & Co., no investment banker, broker, finder, agent or other Person is entitled to any brokerage or finder’s fee or similar commission in respect of the transactions contemplated by this Agreement or any Transaction Document based in any way on agreements, arrangements, or understandings made by or on behalf of Tall Oak Parent or any Target Company. 4.9 Employee Benefits. (a) Section 4.9(a) of the Tall Oak Disclosure Schedule lists each material Target Company Benefit Plan and separately lists each material Tall Oak Benefit Plan. (b) With respect to each Target Company Benefit Plan, Tall Oak Parent has made available to Summit accurate, current and complete copies of each of the following, as applicable: (i) where the Target Company Benefit Plan has been reduced to writing, the current plan document together with any amendments thereto; (ii) where the Target Company Benefit Plan has not been reduced to writing, a written summary of the material plan terms; (iii) where applicable, copies of the most recent adoption agreements, trust agreements, other funding arrangements, insurance policies and contracts; (iv) the most recent summary plan description and any summaries of material modifications thereto; (v) in the case of any Target Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service; (vi) in the case of any Target Company Benefit Plan for which a Form 5500 is required to be filed, copies of the filed Form 5500 for each of the prior three plan years, with schedules attached; and (vii) copies of nonroutine and material notices, letters or other correspondence from or with any Governmental Authority with respect to the prior plan year. (c) None of the Target Companies contributes to or is required to contribute to or has Liability with respect to a Multiemployer Plan. None of the Target Companies sponsors, maintains, contributes to or is required to contribute to, or has any Liability (including on account of an ERISA Affiliate) with respect to any Benefit Plan that (i) is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (ii) is a “multiple employer welfare arrangement” as defined in Section 3(40)(A) of ERISA, or (iii) is a multiple employer plan as described in Section 413(c) of the Code. (d) No Target Company Benefit Plan provides post-termination or retiree health or life insurance benefits to any individual, other than as required pursuant to Section 601 et Seq. of ERISA or Section 4980B of the Code or similar state Law. No Target

54 Company or Subsidiary has any Liability for any material Tax or material penalty under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code. (e) No Proceeding is pending or, to the Knowledge of Tall Oak Parent, threatened with respect to any Target Company Benefit Plan, other than Claims for benefits in the ordinary course. No Target Company Benefit Plan is currently under audit or investigation by any Governmental Authority that would result in material Liability to the Target Companies, and, to the Knowledge of Tall Oak Parent, no such audit or investigation is contemplated or threatened. (f) Each Target Company Benefit Plan has been established, maintained, funded, operated and administered in all material respects in compliance with its terms and with all applicable Laws, including ERISA and the Code. Each Target Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination, advisory or opinion letter from the IRS and to the Knowledge of Tall Oak Parent there are no circumstances reasonably expected to materially adversely affect the qualification of such Target Company Benefit Plan under Section 401(a) of the Code. With respect to each Target Company Benefit Plan, all required contributions, premiums and other payments with respect to each Target Company Benefit Plan have been timely made or properly accrued in accordance with applicable accounting standards in all material respects. No Target Company Benefit Plan has been subject to a non-exempt “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Code that would result in material Liability to the Target Companies. None of the Target Companies has engaged in or been a party to any breach of fiduciary duty under ERISA that would result in material Liability to the Target Companies. (g) Each Target Company Benefit Plan that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code) has complied in all material respects at all times with the documentary and operational requirements of Section 409A of the Code. (h) Neither the execution of this Agreement nor the transactions contemplated hereunder (whether alone or together with any other event) has or will (i) result in any amount paid or payable (or benefit provided or to be provided) with respect to any individual who is a “disqualified individual” (as defined in Treasury Regulation Section 1.280G-1) failing to be deductible by reason of Section 280G of the Code or subject to the tax imposed by Section 4999 of the Code, (ii) entitle any Employee or any current or former employee, director or consultant of any Target Company or Subsidiary thereof to any material payments or benefits, including any severance benefits or other benefit or (iii) accelerate the time of payment, funding or vesting of any material compensation or benefits or materially increase the amount of compensation or benefits due any such Employee, employee, director or consultant. (i) There is no Target Company Benefit Plan, Contract, agreement, plan or arrangement to which the any Target Company or any Subsidiary thereof is bound to provide a gross-up or otherwise reimburse any current or former director, officer, employee

55 or other service provider of any Target Company or any Subsidiary thereof for Taxes, including pursuant to Sections 409A or 4999 of the Code. (j) No Target Company Benefit Plan or any asset thereof is primarily subject to the Laws of any jurisdiction outside the United States. 4.10 Employee Matters. (a) Section 4.10(a) of the Tall Oak Disclosure Schedule sets forth a true, correct and complete list of all of the employees of Tall Oak Management Midstream, LLC or Woodford who primarily provide services to the Target Companies (such employees, the “Employees” and each such employing entity, a “Tall Oak Employer”), along with each Employee’s: (i) name, (ii) job title, (iii) applicable Tall Oak Employer, (iv) date on which employment commenced, (v) primary work location, (vi) base salary or base hourly wage, (vii) bonuses received to date for 2023 and opportunities for bonuses in 2024, (viii) all other bonuses and incentive compensation for which such Employee is eligible, (ix) accrued or available paid time off, vacation and/or paid sick time, (x) classification as full- time or part-time, (xi) status as exempt or non-exempt under the Fair Labor Standards Act and (xii) employment status (i.e., active or on leave, but not the reason for the leave, and, if applicable, the expected return date). (b) Neither the Target Companies nor any Tall Oak Employer (with respect to the Business) is a party to any collective bargaining agreement, project labor agreement, side letter, memorandum of understanding, or any similar agreement with any union, works council or labor organization. None of the Employees are represented by a labor union with respect to their employment. To the Knowledge of Tall Oak Parent, since the Lookback Date, there has not been any (i) effort by a labor union to organize any of the Employees, (ii) strike, hand billing, picketing, concerted work stoppage, walkout, concerted slowdown or lockout related to a potential labor dispute, and (iii) unfair labor practice charge, material labor grievance, material labor arbitration or other form of material labor dispute, in each case, with respect to the Tall Oak Employers (with respect to the Business) or the Target Companies. (c) The Tall Oak Employers (with respect to the Business) and the Target Companies are, and since the Lookback Date have been, in compliance in all material respects with all applicable Laws respecting employment practices, including discrimination, harassment and retaliation in employment, terms and conditions of employment, workers’ compensation (or where applicable, nonsubscriber programs), termination of employment, equal opportunity, affirmative action, unemployment insurance, wages, overtime classification, hours, family leave, disability rights or benefits, employee training and notices, plant closures/furloughs/layoffs, occupational safety and health, employee whistle-blowing, immigration, and employment practices. (d) Since the Lookback Date, the Tall Oak Employers (with respect to the Business) and Target Companies have reasonably investigated all sexual harassment allegations, or other discrimination or retaliation allegations of which Tall Oak Parent had Knowledge. With respect to each such allegation which the applicable Tall Oak Employers

56 or Target Companies determined had potential merit, the applicable Tall Oak Employers or Target Companies have taken corrective action that is reasonably calculated to prevent further improper conduct. (e) To the Knowledge of Tall Oak Parent, no Employee is in violation in any material respect of any term of any employment agreement, nondisclosure agreement, non- competition agreement, non-solicitation agreement, or restrictive covenant agreement, or common law nondisclosure obligation, fiduciary duty, or other obligation: (i) to the Tall Oak Employers or the Target Companies or (ii) to any third Person with respect to such Person’s right to be employed or engaged by the Tall Oak Employers or the Target Companies. (f) To the Knowledge of Tall Oak Parent, no Employee with annualized compensation at or above the level of $200,000 has provided written notice of an intent to terminate his or her employment prior to the first (1st) anniversary of the Execution Date. 4.11 Financial Statements; Absence of Undisclosed Liabilities. (a) Section 4.11(a) of the Tall Oak Disclosure Schedule sets forth true, correct and complete copies of the following: (i) the audited (in accordance with standards issued by the American Institute of Certified Public Accountants) consolidated balance sheet and related audited consolidated statements of income, operations, cash flows and members’ equity of (A) the Target Companies for the year ended December 31, 2021, (B) the Target Companies for the year ended December 31, 2022, and (C) the Target Companies for the year ended December 31, 2023, including the related notes (collectively, the “Audited Financial Statements”); and (ii) the unaudited balance sheet and related unaudited statements of income, operations, cash flows, and members’ equity of the Target Companies for the six-month period ended June 30, 2024 (the “Interim Balance Sheet Date”, and such unaudited interim financial statements, collectively, the “Unaudited Interim Financial Statements”). The Audited Financial Statements and the Unaudited Interim Financial Statements are hereinafter referred to, collectively, as the “Financial Statements.” (b) The Financial Statements (including any related notes and schedules) have been prepared in accordance with GAAP and the books and records of the Target Companies and fairly and accurately present in all material respects the financial position of the applicable Target Companies as of the date thereof, and each of the income statements, statements of cash flows and statements of members’ equity included in the Financial Statements (including any related notes and schedules) fairly and accurately presents in all material respects the results of operations, cash flows and changes in members’ equity, as the case may be, of the applicable Target Companies for the periods set forth therein, in each case, in accordance with GAAP, consistently applied, subject, in the case of the Unaudited Interim Financial Statements, to normal year-end adjustments

57 and the absence of notes or other textual disclosures required under GAAP that are not, individually or in the aggregate, material to any of the Target Companies. Upon the delivery of the Required Information in accordance with the terms of this Agreement, the Financial Statements included in the Required Information (including any related notes and schedules) will fairly and accurately present in all material respects the financial position of the applicable Target Companies as of the date thereof, and each of the income statements, statements of cash flows and statements of members’ equity included in the Required Information (including any related notes and schedules) will fairly and accurately present in all material respects the results of operations, cash flows and changes in members’ equity, as the case may be, of the applicable Target Companies for the periods set forth therein, in each case, in accordance with GAAP, consistently applied. (c) Other than with respect to the matters set forth in Schedule 4.11(c) of the Tall Oak Disclosure Schedule, there are no Liabilities of the Target Companies that are not accrued, expressly reflected or adequately reserved against in the Unaudited Interim Financial Statements, other than Liabilities (i) incurred in the ordinary course of business of the Target Companies since the Interim Balance Sheet Date (none of which is a Liability resulting from breach of Contract, breach of warranty, tort, infringement or misappropriation), (ii) that, individually or in the aggregate, are not, and would not reasonably be expected to be, material to the Target Companies, taken as a whole or (iii) arising under the Credit Agreement Related Documents. (d) Except as (i) set forth in Section 4.11(d) of the Tall Oak Disclosure Schedule and (ii) Indebtedness arising under the Credit Agreement Related Documents, none of the Target Companies has any Indebtedness outstanding. 4.12 Environmental and Pipeline Safety Matters. Other than with respect to the matters set forth in Section 4.12 of the Tall Oak Disclosure Schedule: (a) each Target Company is and since the Lookback Date has been in compliance in all material respects with all applicable Environmental Laws and Pipeline Safety Laws; (b) without limiting the generality of the foregoing, each Target Company has since the Lookback Date obtained and maintained in effect and is and since the Lookback Date has been in compliance in all material respects with all Environmental Authorizations required for the operation of its business as conducted during such period; (c) no Target Company has Released any Hazardous Materials in violation of Environmental Laws or for which such Target Company is subject to any material reporting, investigative, or remedial obligations or other Liability pursuant to any Environmental Laws nor, to the Knowledge of Tall Oak Parent, has any other person Released any Hazardous Materials at any location for which any Target Company is reasonably anticipated to be subject to material investigative or remedial obligations or other Liability under any Environmental Laws; (d) there are no Proceedings pending or, to the Knowledge of Tall Oak Parent, threatened in writing against any Target Company alleging a material violation of or material Liability under any Environmental Law or Pipeline Safety Law; (e) no Target Company is subject to any outstanding Order or any executory compliance or settlement agreement, conciliation agreement, memorandum of understanding or letter of commitment with a Governmental Authority, in each case regarding Environmental Laws, Pipeline Safety Laws, or Hazardous Materials; and (f) since the Lookback Date, no Target Company has received any written notice alleging any material violation of or

58 material Liability under Environmental Laws or Pipeline Safety Laws from any Governmental Authority or Third Party, the subject of which is unresolved. 4.13 Litigation. Other than with respect to the matters set forth in Section 4.13 of the Tall Oak Disclosure Schedule, since the Lookback Date, (a) there has not been any Proceeding pending or, to the Knowledge of Tall Oak Parent, threatened against or affecting any of the Target Companies, any executive officer, director or manager or employee of any Target Company (in their capacity as such) or against the Business, the Equity Interests of such Target Company, or the Assets and (b) no Target Company nor its Equity Interests or Assets is subject to any outstanding Order (other than routine regulatory orders) or any executory compliance or settlement agreement, conciliation agreement, memorandum of understanding or letter of commitment with a Governmental Authority, nor, to the Knowledge of Tall Oak Parent, has any Order been threatened by any Governmental Authority, that in each case set forth in clauses (a) and (b), would reasonably be expected to be material to the Target Companies, individually or taken as a whole. 4.14 Property. (a) Section 4.14(a) of the Tall Oak Disclosure Schedule contains a true, correct and complete list of each parcel of Owned Real Property and sets forth the address and description of each Owned Real Property, as well as the identification of each Target Company that is the owner of each Owned Real Property. With respect to each Owned Real Property: (i) each Target Company, as the case may be, has good and marketable (and indefeasible with respect to Texas parcels) fee simple title to such Owned Real Property (other than severed oil, gas, and/or mineral interests and other Hydrocarbon interests), free and clear of all Liens (except in all cases for Permitted Liens); (ii) except as set forth in Schedule 4.14(a), no Target Company has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof; and (iii) other than the right of Summit pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof or interest therein. Tall Oak Parent has made available to Summit true, correct, and complete copies of all of vesting deeds for each Owned Real Property, and prior and existing title insurance policies, title commitments or title reports in the possession of Tall Oak Parent or the Target Companies insuring title to the Owned Real Property, including copies of any exceptions thereto in the possession of Tall Oak Parent or the Target Companies relating to the Owned Real Property and all surveys of the Owned Real Property which are in the possession of Tall Oak Parent or the Target Companies. (b) Section 4.14(b) of the Tall Oak Disclosure Schedule sets forth a true, correct and complete list of the Leases that are material to the ownership or operation of the Business, including any amendments, supplements, extensions, exhibits, or schedules thereto in the actual possession of Tall Oak Parent or the Target Companies, together with the address of each Leased Real Property. True, correct and complete copies of the Leases have been made available to Summit. Except as set forth in Section 4.14(b) of the Tall Oak Disclosure Schedule: (i) such Lease is legal, valid, binding, enforceable and in full force and effect (subject to proper authorization and execution of such Lease by the other party thereto and the application of any bankruptcy or other creditor’s rights Laws); (ii) the Target Companies’ possession and quiet enjoyment of the Leased Real Property under such

59 Lease has not been disturbed, and to the Knowledge of Tall Oak Parent, there are no disputes with respect to any of the Leases; (iii) no Target Company nor, to the Knowledge of Tall Oak Parent, any other party to any of the Leases is in breach or default under such Lease (beyond the applicable notice and cure period, if any, set forth therein), and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease; (iv) no Target Company has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof other than customary easements and rights of access entered into in the ordinary course of business, none of which materially impairs or obstructs the Target Companies’ use of the Leased Real Property; and (v) all rents due on each such Lease has been paid and no rents are past due and no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full. (c) Each Target Company has such consents, easements, rights-of-way, licenses, permits, surface use agreements, crossing agreements, grants, servitudes, or Authorizations (including any other related documents, including amendments, modifications, supplements, guaranties or addendums thereto, including all notices exercising renewal, expansion or termination rights thereunder, collectively, “Rights-of- Way”) from each Person as are sufficient to conduct the Business conducted by such Target Company in all material respects as it is currently conducted. Section 4.14(c) of the Tall Oak Disclosure Schedule sets forth a true, correct and complete list of the Rights-of-Way that are material to the ownership or operation of the Business. True, correct and complete copies of the Rights-of-Way set forth on Section 4.14(c) of the Tall Oak Disclosure Schedule have been made available to Summit. All Rights-of-Way are valid, binding and effective against the applicable Target Company and, to the Knowledge of Tall Oak Parent, as applicable, the counterparties thereto, in accordance with their respective terms. Each of the Target Companies has a valid easement estate in the Rights-of-Way and has fulfilled and performed all of its material obligations with respect to such Rights-of-Way which are required to be fulfilled or performed with respect to such Rights-of-Way, as of the Execution Date, and, to the Knowledge of Tall Oak Parent, no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any material impairment of the rights of the holder of any material Rights- of-Way. All pipelines operated by the Target Companies are located within the boundaries of Rights-of-Way, and there are no material gaps (including any material gap arising as a result of any breach by a Target Company of the terms of any Rights-of-Way) in such Rights-of-Way. There are no written agreements or other contracts granting to any Person the right to use (expressly excluding any Permitted Liens) or occupy any of the Rights-of- Way or any portion thereof. (d) The Real Property comprises all the real property used or intended to be used in or otherwise related to, the Business. No Person holds any Preferential Rights with respect to any Real Property. (e) There are no pending nor has any Target Company received written, or to the Knowledge of Tall Oak Parent, oral notice that any portion of the Real Property is

60 subject to any pending or threatened condemnation, or eminent domain Proceedings relating to any portion thereof. The current operation of the Business at or upon the Real Property does not violate in any material respect any applicable zoning Law, building code, covenant, condition or restriction, including any recorded or unrecorded covenants, conditions, restrictions, reservations, easements, agreements or other contracts affecting such property. (f) The buildings, improvements, and facilities at each parcel of Real Property that are material to the ownership or operation of the Business are structurally sound and in good condition and repair (reasonable wear and tear excepted) and are adequate and suitable for the uses for which they are currently used by the applicable Target Company. All utilities required by Law or for the normal operation of all buildings and other improvements located on each parcel of Real Property in connection with the Business are available and are installed across public property or valid easements to the property lines of such Real Property, are all connected with valid Permits, and are adequate to service such Real Property for its current use. All of the Assets are located on the Real Property. 4.15 Insurance. Section 4.15 of the Tall Oak Disclosure Schedule sets forth a list, including the name of the insurer, a description of the risks insured and related limits and coverage amounts, of all insurance policies, binders and insurance Contracts maintained by, or otherwise covering the Assets, Business, operations, employees, officers, directors or managers of, the Target Companies (other than any such policies, binders or Contracts relating to a Target Company Benefit Plan), including all material property, general liability, automobile liability, workers’ compensation and employers’ liability, umbrella/excess liability and directors’ and officers’ liability insurance. All such policies, binders and insurance Contracts are in full force and effect and taken together, are sufficient for compliance with all Material Contracts and provide adequate insurance coverage for the operations and Assets of the Target Companies and the Business. All premiums due and payable under all such policies, binders, or Contracts have been paid and the Target Companies have complied in all material respects with the terms and conditions of all such policies, binders, and Contracts. As of the Execution Date, no written notice has been received by Tall Oak Parent or any Target Company that would reasonably be expected to be followed by a written notice of cancellation, alteration of coverage or non-renewal of any insurance policies, binders and insurance Contracts set forth on Section 4.15 of the Tall Oak Disclosure Schedules. Tall Oak Parent has made available to Summit true, complete and correct copies of all such insurance policies, binders and insurance Contracts set forth on Section 4.15 of the Tall Oak Disclosure Schedules. Other than with respect to the matters set forth in Section 4.15 of the Tall Oak Disclosure Schedule, as of the Execution Date there is no material claim outstanding under any such insurance policy, and none of the Target Companies or Tall Oak Parent has received any written notice from any insurer or reinsurer of any reservation of rights with respect to pending or paid claims. No Target Company has been denied coverage under any such insurance policies, binders and insurance Contracts during the prior two-year period. 4.16 Absence of Certain Changes. Except in connection with the transactions contemplated by this Agreement or as set forth in Section 4.16 of the Tall Oak Disclosure Schedule, since the Interim Balance Sheet Date:

61 (a) the Business has been conducted in all material respects in the ordinary course of business and in accordance with Good Industry Practice; (b) neither Tall Oak Parent nor any Target Company has taken or failed to take any action which, if taken or failed to be taken after the Execution Date, would require the consent of Summit pursuant to Section 6.1; and (c) there has not been a Material Adverse Effect with respect to the Target Companies. 4.17 Title; Sufficiency and Condition of Assets; No Other Business or Assets. The Target Companies have good, valid and marketable title to (or a valid leasehold interest in or enforceable license to use) all of the Assets, properties, Authorizations (as applicable) and Contracts necessary to conduct the Business, free and clear of all Liens, except for Permitted Liens, and are exclusively entitled to possess and dispose of such Assets, such that the Target Companies will, subject to the Required Third-Party Consents (if any), be able to conduct the Business immediately after the Closing in the same manner in all material respects as the Business is currently conducted by the Target Companies. Since the Lookback Date, the Target Companies have not engaged in any line of business that is substantially different from the Business. There are no outstanding Preferential Rights which grant any Person other than Summit the right to purchase or otherwise acquire any of the Assets. No Person owns or has an interest, directly or indirectly, in any equipment, supplies, personal property or other assets used in the Business (other than those owned or held indirectly through a Target Company). The motor vehicles, equipment and other tangible personal property comprising the Assets (i) are in a state of good operating condition and repair, subject to ordinary wear and tear, (ii) have been maintained in accordance with Good Industry Practices, (iii) conform with all applicable Laws in all material respects, and (iv) are adequate for the uses to which they are being put. None of such motor vehicles, equipment or other tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs consistent with past practice or that are not material in nature or cost. 4.18 Bank Accounts. Section 4.18 of the Tall Oak Disclosure Schedule sets forth an accurate and complete list of the names and locations of banks, trust companies and other financial institutions at which each of the Target Companies maintain deposit, checking, investment securities or similar accounts or safe deposit boxes and the names of all Persons authorized to draw thereon, make withdrawals therefrom or have access thereto. 4.19 Records. The books and records of the Target Companies are complete and correct in all material respects and have been maintained in all material respects in accordance with applicable Law and Good Industry Practices, including an adequate system of internal controls, and comprise in all material respects all of the books and records relating to the ownership and operation of the Assets. Such books and records are (and will be as of the Closing) in the possession of the Target Companies, have been kept with reasonable detail so that such books, records and files accurately and fairly reflect, in all material respects, the transactions, acquisitions and dispositions of the Target Companies and all actions taken by the Target Companies’ members, officers, board of managers or directors, and committees thereof.

62 4.20 Bankruptcy. There are no bankruptcy, insolvency, reorganization or receivership Proceedings pending against, being contemplated by or, to the Knowledge of Tall Oak Parent, threatened against any Target Company. 4.21 Regulatory Status. (a) Other than as identified in Section 4.21(a) of the Tall Oak Disclosure Schedule, no Target Company, nor any of the Assets, nor the Business, is subject to the jurisdiction of (i) the FERC pursuant to (A) the Natural Gas Act of 1938, as amended (15 U.S.C. Section 717, et seq.), and the regulations promulgated thereunder, (B) the Natural Gas Policy Act of 1978, as amended (15 U.S.C. Section 3301) and the regulations promulgated thereunder, or (C) the Interstate Commerce Act (49 U.S.C. § Error! Reference source not found., et seq. (1988)) and the regulations promulgated thereunder, or (ii) any state or local Governmental Authorities respecting rates, terms of service, access to facilities, or financial or organizational regulation, and neither Tall Oak Parent nor any Target Company has received written, or to the Knowledge of Tall Oak Parent, oral notice from the FERC or any other Person asserting that any Target Company, any of the Assets, or the Business is or are, should, or will be subject to any of the jurisdiction or regulation specified in (i) or (ii) above. (b) Other than as identified in Section 4.21(b) of the Tall Oak Disclosure Schedule, there are no Proceedings initiated by any Governmental Authority or any Third Party pending, or to the Knowledge of Tall Oak Parent, threatened, that challenge any of the rates, rules, charges or fees currently received from providing gathering or related services on the Assets, or the results of which are reasonably likely to materially change, alter or modify the rates, rules, charges or fees for transportation services related to the pipelines owned by the Target Companies or any other terms or conditions of service as the same is currently provided by the Target Companies, or as the same are in effect, nor are there any Proceedings pending, or to the Knowledge of Tall Oak Parent, threatened, the outcome of which would alter the jurisdictional nature of any Target Company, Assets, or the Business as set forth in Section 4.21(a). 4.22 Accounts Receivable; Accounts Payable. (a) The accounts receivable reflected in the Financial Statements and the accounts receivable arising after the Interim Balance Sheet Date (i) have arisen from valid, bona fide transactions entered into by the Target Companies in the ordinary course of business, and (ii) constitute only valid claims of the Target Companies which, to the Knowledge of Tall Oak Parent, are not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business. The reserve for bad debts shown on the Financial Statements or, with respect to accounts receivable arising after the Interim Balance Sheet Date, on the accounting records of the Target Companies, have been determined in accordance with GAAP, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in footnotes, are adequate and reasonable based on the past history of the Target Companies with respect to their business and customers. Set forth on Section 4.22(a) of the Tall Oak Disclosure Schedule is a list of the accounts receivable of the Target Companies that, as of

63 the Execution Date, have been outstanding for more than sixty (60) days after the relevant invoice date; provided, that any accounts receivable that have been re-issued or re-dated shall be deemed to have been outstanding since the original issuance of such accounts receivable. (b) All accounts payable of the Target Companies, including those included in the Unaudited Interim Financial Statements, arose in bona fide arm’s-length transactions in the ordinary course of business of the Target Companies. Since the Interim Balance Sheet Date, the Target Companies have paid their accounts payable in the ordinary course and in a manner that is consistent with past practices of the Target Companies. Except as set forth on Section 4.22(b) of the Tall Oak Disclosure Schedule, no Target Company has any accounts payable owing to Tall Oak Parent or any Related Person. 4.23 Credit Support. Section 6.14 of the Tall Oak Disclosure Schedule sets forth all outstanding Credit Support Obligations (other than any Credit Support Obligations arising under the Credit Agreement Related Documents). A copy of each instrument reflecting such Credit Support Obligations, which copy is true, complete and correct in all material respects, has been made available to Summit. 4.24 Storage Tanks. Section 4.24 of the Tall Oak Disclosure Schedule sets forth a true, correct and complete list of all underground tanks (whether active or idle) that are owned, leased or used or held for use by the Target Companies and for each such tank lists, to the Knowledge of Tall Oak Parent, its (a) location, (b) size (shell capacity), (c) whether such tank is active or idle, (d) the original in-service date of such tank and (e) the type of product(s) such tank contains. Other than as set forth in Section 4.24 of the Tall Oak Disclosure Schedule, (i) there are no underground storage tanks or associated piping (“UST Systems”) present on or at any of the Real Property and (ii) any UST Systems previously present on or at any of the Real Property were removed, to the Knowledge of Tall Oak Parent, in accordance with all Laws including federal underground storage tank regulations. 4.25 Imbalances. Except for Hydrocarbon imbalances reflected in Section 4.25 of the Tall Oak Disclosure Schedule and for any obligations of the Target Companies under Material Contracts with respect to linefill, there do not exist as of the date set forth in Section 4.25 of the Tall Oak Disclosure Schedule any material Hydrocarbon imbalances (a) under any Material Contracts or (b) for which any Target Company will have a duty to deliver an equivalent quantity of Hydrocarbons after the Closing. 4.26 Certain Payments. None of the Target Companies, Tall Oak Parent nor anyone acting on their behalf, including any Representative, has directly or indirectly, authorized, paid or delivered or agreed to pay or deliver any fee, commission or other sum of money or item of property, however characterized, to any foreign, federal, state, provincial or local government official or other Person, including any political party or official thereof or candidate for political office, that is in any manner related to the Target Companies, their business or Assets that is illegal or improper under any Law. 4.27 Affiliate Transactions. Except as set forth in Schedule 4.27 of the Tall Oak Disclosure Schedule and other than the Organizational Documents of the Target Companies and

64 any Benefit Plan, (a) there are no Contracts between (i) any Target Company or any of its respective directors, managers, officers, employees or consultants, on the one hand, and (ii) Tall Oak Parent or any other Related Person, on the other hand and (b) no Related Person has any direct interest in any property or assets (real, personal, or mixed), tangible or intangible, used or currently intended to be used by the applicable Target Companies or in connection with the Business as of the Execution Date. Neither Tall Oak Parent nor any Related Person is, as of the Execution Date, loaning money to or borrowing money from any Target Company. ARTICLE V REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SUMMIT Except (i) as disclosed in Summit’s SEC Filings filed with or publicly furnished to the SEC on or after December 31, 2021 (but excluding any disclosure contained in any such filings under the heading “Risk Factors” or “Cautionary Statements” or similar heading (other than any factual information contained within such disclosure)) or (ii) with respect to the matters set forth in the Summit Disclosure Schedule, each of SMC and SMLP, severally and not jointly, hereby represents and warrants to Tall Oak Parent as of the Execution Date and, if the Closing occurs, as of the Closing Date (except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date) as follows: 5.1 Organization, Good Standing, and Authority. (a) Each of SMC and SMLP is a legal entity duly formed and organized, validly existing and in good standing under the Laws of the state of its formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. (b) Each Subsidiary of Summit is a legal entity duly formed and organized, validly existing, and in good standing under the Laws of the state of its formation, and has all requisite corporate, partnership, limited liability company or other applicable corporate power and authority to carry on its business as it is now being conducted and to own, operate, lease, use and maintain the properties it now owns, operates, leases, uses or maintains. Each of the Summit Companies is duly licensed, qualified, or otherwise authorized to transact business and is in good standing under the Laws of each jurisdiction in which it has assets or conducts activities that would require it to be so licensed, qualified, or authorized or in good standing, except for any failures to be so qualified or in good standing as would not reasonably be expected to, individually or in the aggregate, result in a Summit Material Adverse Effect. (c) Each of SMC and SMLP has the full right, power and authority to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is or shall be a party. SMLP has full right, power and authority to acquire the Tall Oak Interests from Tall Oak Parent at the Closing. The execution, delivery and performance of this Agreement and the Transaction Documents to which each of SMC and SMLP or any Affiliate thereof is or shall be a party have been duly authorized by all requisite corporate or limited partnership action, as applicable, and no other proceeding on the part of SMC or

65 SMLP (other than the SMC Stockholder Approval) is necessary to authorize this Agreement or any of the Transaction Documents to which it is, or will be, a party. This Agreement and the Transaction Documents to which SMC or SMLP or any Affiliate thereof is or shall be a party have been or will be duly executed and delivered by Summit or the applicable Affiliate, and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) this Agreement and such Transaction Documents constitute or will constitute legal, valid and binding obligations of SMC or SMLP, as applicable, or the applicable Affiliate, enforceable against SMC or SMLP, as applicable, or the applicable Affiliate in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law). 5.2 No Conflicts. Assuming receipt of the SMC Stockholder Approval, assuming filings and the receipt of the Notifications and Authorizations described in Section 4.3 (including any filings required under, and compliance with other applicable requirements of, the HSR Act and the expiration or termination of any applicable waiting period thereunder) are duly and timely made or obtained (as applicable) in accordance with the terms of this Agreement, and assuming filings required under, and compliance with other applicable requirements of, the Exchange Act and the Securities Act and any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules of the NYSE, neither the execution and delivery by SMC or SMLP or any Affiliate thereof of this Agreement, any Transaction Documents to which it or its Affiliate is or shall be a party, or any instrument required hereby or thereby to be executed and delivered by such Person at the Closing, nor the performance by such Person of its obligations hereunder or thereunder, will (a) require any consent or notice under, conflict with, violate or breach the terms of any Summit Material Contract to which SMC or SMLP or any Affiliate thereof is a party, or cause a default or acceleration (with or without notice or lapse of time or both) or give rise to a right of termination, cancellation or modification or to the loss of a material benefit under any such Summit Material Contract, (b) violate or conflict with any provision of the Organizational Documents of such Person (c) violate or result in a violation of any Law or Order applicable to such Person or (d) result in the creation of any Lien on any of the Equity Interests of SMC or SMLP or any Affiliate thereof, except in the case of clauses (a), (c) and (d), for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect. 5.3 Litigation. Other than with respect to the matters set forth in Section 5.3 of the Summit Disclosure Schedule, there is no Proceeding pending or, to the Knowledge of Summit, threatened against or affecting SMC or SMLP that questions or challenges the validity of this Agreement or that would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby or thereby or to materially impair SMC’s or SMLP’s ability to perform its obligations under this Agreement and the other Transaction Documents to which it is, or will be, a party. 5.4 Taxes. Other than with respect to the matters set forth in Section 5.4 of the Summit Disclosure Schedule, and except for matters as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect:

66 (a) All Tax Returns required to be filed by the Summit Companies have been timely filed (taking into account any applicable extensions), and such Tax Returns are true, complete and correct in all respects. (b) All Taxes of the Summit Companies that are due and payable (whether or not shown as due on such Tax Returns) have been timely paid, other than Taxes being contested in good faith and for which appropriate reserves have been established on the annual or quarterly financial statements included in the SEC Filings. (c) The Summit Companies have withheld all Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Third Party. (d) There are no Liens for Taxes (other than Permitted Liens) on any of the assets of the Summit Companies. (e) There are no Tax audits, examinations, litigations or similar proceedings currently ongoing or pending or, to the Knowledge of SMC, threatened in writing with respect to any Summit Company. 5.5 Solvency; Sufficiency of Funds. SMC and SMLP have as of the Execution Date, and will have, as of the Closing, sufficient funding to consummate the transactions contemplated by this Agreement and any other Transaction Document and satisfy all other costs and expenses arising in connection herewith and therewith. Upon consummation of the transactions contemplated hereby, SMC and SMLP will not (i) be insolvent or (ii) have incurred debts beyond its ability to pay such debts as they mature. 5.6 Broker’s or Finder’s Fees. Except for Guggenheim Securities LLC, no investment banker, broker, finder, agent or other Person is entitled to any brokerage or finder’s fee or similar commission in respect of the transactions contemplated by this Agreement or any Transaction Document based in any way on agreements, arrangements or understandings made by or on behalf of Summit or any Affiliate thereof. 5.7 Investment Intent. (a) SMLP is acquiring the Tall Oak Interests for its own account as an investment, and not with a view to sell, transfer or otherwise distribute the Tall Oak Interests in violation of any securities Laws. SMLP has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition of the Tall Oak Interests in violation of any securities Laws. (b) SMLP (i) is an “accredited investor” within the meaning of Rule 501(a) under Regulation D of the Securities Act, (ii) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Tall Oak Interests and the Target Companies, (iii) is capable of bearing the economic risks of such investment and is able to bear the complete loss of its investment in the Tall Oak Interests and the Target Companies and (iv) acknowledges and understands that (A) the acquisition of the Tall Oak Interests pursuant to this Agreement has not been

67 registered under the Securities Act in reliance on an exemption therefrom and (B) that the Tall Oak Interests will, upon such acquisition, be characterized as “restricted securities” under federal and state securities laws. (c) SMLP agrees that the Tall Oak Interests may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except pursuant to an effective Registration Statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with other applicable federal and state securities Laws. 5.8 Capitalization of Summit. (a) As of the Execution Date, the total number of shares of all classes of stock that SMC is authorized to issue is 72,500,000 shares, consisting of (i) 500,000 shares of preferred stock, par value $0.01 per share, (ii) 42,000,000 shares of common stock, par value $0.01 per share, and (iii) 30,000,000 shares of common stock, par value $0.01 per share designated as Blank Check Common Stock. At the close of business on June 30, 2024, immediately prior to the reorganization of SMLP from a master limited partnership to a c-corporation, (A) 10,648,686 common units of SMLP were issued and outstanding, none of which were subject to vesting or other forfeiture conditions or repurchase by SMLP, (B) 65,508 preferred units were issued and outstanding, and (C) 1,926,281 units were reserved for issuance pursuant to the incentive plans of SMLP, of which (1) 674,329 units were previously issued and vested, (2) 461,754 shares were issuable upon settlement of outstanding time-based awards and (3) 466,690 shares were issuable upon settlement of outstanding performance-based awards (assuming maximum, 200% levels of performance are achieved). Except as set forth in this Section 5.8(a), at the close of business on August 1, 2024, no shares of capital stock or voting securities of, or other equity interests in, Corporation were issued, reserved for issuance or outstanding. From the close of business on August 1, 2024, to the Execution Date, there have been no issuances by SMC of shares of capital stock or voting securities of, or other equity interests in SMC, other than the issuance of shares of Common Stock upon the settlement of the awards, in each case outstanding at the close of business on August 1, 2024 and disclosed in this Section 5.8(a), and in accordance with their terms in effect at such time. SMC owns all of the outstanding limited partner interest in SMLP and Summit GP owns the non-economic general partner interest in SMLP. (b) The SMLP Common Units to be issued in accordance with Section 2.1 have been duly authorized and, when such SMLP Common Units have been issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid (to the extent required under the A&R Partnership Agreement) and nonassessable (except as such non- assessability may be affected by Sections 17-303(a), 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act, as amended) and free and clear of all Liens (other than (i) Liens created by Tall Oak Parent or any of its Affiliates and (ii) transfer restrictions under applicable securities Laws and the A&R Partnership Agreement). The shares of SMC Class B Common Stock to be issued in accordance with Section 2.1 have been duly authorized and, when such shares of SMC Class B Common Stock have been issued and paid for in accordance with this Agreement, will be duly and validly issued,

68 fully paid and nonassessable and free and clear of all Liens (other than (A) Liens created by Tall Oak Parent or any of its Affiliates and (B) transfer restrictions under applicable securities Laws and the Investor Rights Agreement). (c) As of the Closing, assuming receipt of the SMC Stockholder Approval, SMC will have all requisite corporate power and authority to issue and deliver the SMC Class B Common Stock to Tall Oak Parent (or its designee(s)) in accordance with and upon the terms and conditions set forth in this Agreement. As of the Closing, assuming receipt of the SMC Stockholder Approval, SMLP will have all requisite limited partnership power and authority to issue and deliver the SMLP Common Units to Tall Oak Parent (or its designee(s)) in accordance with and upon the terms and conditions set forth in this Agreement. As of the Closing, all corporate and limited partnership action for the authorization, issuance, transfer and delivery of the SMC Class B Common Stock and SMLP Common Units to Tall Oak Parent (or their designee(s)) shall have been validly taken, and no other authorization by any Person is required therefor. (d) Except as set forth in Section 5.8(d) of the Summit Disclosure Schedule, SMC, SMLP, or a Subsidiary of Summit, owns, directly or indirectly, all of the issued and outstanding Equity Interests of each Subsidiary of Summit, in each case, free and clear of any Liens, other than Liens arising under the Organizational Documents of Summit or arising under applicable federal and state securities Laws, or as set forth in Section 5.8(d) of the Summit Disclosure Schedule, and all of such Equity Interests are duly authorized, validly issued, fully paid and non-assessable (except as such non-assessability may be affected by applicable Law and Summit’s Organizational Documents) and are not subject to any preemptive rights. (e) Except as set forth in Section 5.8(e) of the Summit Disclosure Schedule, none of Summit nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or which are convertible or exchangeable into or exercisable for Equity Interests of Summit having the right to vote) with the unitholders of Summit on any matter. (f) Summit GP is the sole general partner of SMLP. Summit GP is the sole record and beneficial owner of the general partner interest of SMLP, which it owns free and clear of any Liens, other than Liens arising under the Organizational Documents of SMLP or arising under applicable federal and state securities Laws or as otherwise set forth in Section 5.8(f) of the Summit Disclosure Schedule. Summit GP has no assets, Liabilities or obligations of any nature other than those incident to serving as the general partner of Summit. All of the issued and outstanding membership interests of Summit GP are owned, directly or indirectly, by SMC, and have been duly authorized and validly issued and are fully paid and non-assessable (except as such non-assessability may be affected by applicable Law). (g) Except as disclosed in the Summit SEC Filings, there are no voting trusts or other agreements or understandings to which Summit or any of its Affiliates is a party with respect to the voting or registration of partnership interests, limited liability company

69 interests or other Equity Interests of Summit, Summit GP or any of their respective Subsidiaries. 5.9 Independent Evaluation. Summit is sophisticated in the evaluation, purchase, ownership, development, investment in and operation of businesses similar to the Business, including the operation of assets similar to the Assets, and Summit is capable of evaluating the merits and risks of acquiring the Tall Oak Interests and bearing the economic risks of such investment. Summit has conducted its own independent investigation of the Target Companies, the Tall Oak Interests and the Assets, which investigation was done by Summit and its own advisors. 5.10 Business Investigation. (a) Summit has conducted such investigation of the business of the Target Companies as it has deemed necessary in order to make an informed decision concerning the transactions contemplated by this Agreement. Summit acknowledges that it has had an opportunity to ask questions of the officers and management of Tall Oak Parent and the Target Companies and has been given access to, and has had the opportunity to visit and examine, the Assets and the properties of the Target Companies. For the purpose of conducting these investigations, Summit has employed the services of its own Representatives and has reviewed such information, and obtained such advice, as Summit has deemed necessary or advisable to evaluate the Tall Oak Interests, the Target Companies, the Business and the transactions contemplated by this Agreement and the Transaction Documents. In all matters affecting the condition of the Assets, the properties of the Target Companies and the contents of the documents, records, reports or other materials in connection with the transactions contemplated hereby, Summit is solely relying upon the advice and opinion offered by its own Representatives and the representations and warranties of Tall Oak Parent and the Target Companies contained in this Agreement. Notwithstanding any other provision of this Agreement to the contrary, except as expressly provided in this Agreement, no representation or warranty has been or is being made by Tall Oak Parent, the Target Companies, or any of their respective Representatives as to the accuracy or completeness of any of the information provided or made available to Summit or any of its Affiliates or Representatives, including any information, documents or material provided or made available to Summit and its Representatives in any “data rooms” (virtual or otherwise), in management presentations or in any other form in expectation of the transactions contemplated hereby. (b) In connection with the investigation by Summit of the Business, Summit has received from Tall Oak Parent, the Target Companies and their respective Representatives certain projections, forecasts and other forward-looking information, including projected financial statements, cash flow items, business plans and other data related to the Target Companies, the Business and the prospects of the Target Companies. Summit acknowledges that (i) there are uncertainties inherent in attempting to make such projections, forecasts and plans and, accordingly, it is not relying on them and (ii) Summit is familiar with such uncertainties and is making its own evaluation of the adequacy and accuracy of all projections, forecasts and plans so furnished to it. Accordingly, notwithstanding any other provision of this Agreement to the contrary, Summit

70 acknowledges that none of Tall Oak Parent, the Target Companies or any of their respective Representatives has made any representation or warranty with respect to such projections and other information, data, forecasts and plans. 5.11 Material Contracts. Except as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect, no member of the Summit Companies is in breach of or default under, and, to the Knowledge of Summit, there is no event or circumstance that constitutes or, with notice or lapse of time or both would constitute, a breach of or event of default under the terms of any Summit Material Contract. Except as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect, all of the Summit Material Contracts are in full force and effect, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at law), and, to the Knowledge of Summit, no counterparty to any Summit Material Contract is in default under the terms of such Summit Material Contract. 5.12 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to result in a Summit Material Adverse Effect, (a) each Summit Company is and since the Lookback Date has been in compliance in all respects with all applicable Environmental Laws and Pipeline Safety Laws; (b) without limiting the generality of the foregoing, each Summit Company has obtained and maintained in effect and is and since the Lookback Date has been in compliance in all respects with all Environmental Authorizations required for the operation of its business as conducted during such period; (c) no Summit Company has Released any Hazardous Materials in violation of Environmental Laws or for which such Summit Company is subject to any reporting, investigative, or remedial obligations or other Liability pursuant to any Environmental Laws nor, to the Knowledge of Summit, has any other person Released any Hazardous Materials at any location for which any Summit Company is reasonably anticipated to be subject to investigative or remedial obligations or other Liability under any Environmental Laws; (d) there are no Proceedings pending or, to the Knowledge of Summit, threatened in writing against any Summit Company alleging a violation of or Liability under any Environmental Law or Pipeline Safety Law; (e) no Summit Company is subject to any outstanding Order or any executory compliance or settlement agreement, conciliation agreement, memorandum of understanding or letter of commitment with a Governmental Authority, in each case regarding Environmental Laws, Pipeline Safety Laws, or Hazardous Materials, excepting those that are generally applicable and not specific to any Summit Company; and (f) since the Lookback Date, no Summit Company has received any written notice alleging any material violation of or Liability under Environmental Laws or Pipeline Safety Laws from any Governmental Authority or Third Party, the subject of which is unresolved. 5.13 NYSE Listing. SMC has not received any notice from the NYSE of delisting or noncompliance with the applicable listing and governance rules and regulations of the NYSE. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), and are listed for trading on the NYSE. SMC is in compliance in all material respects with all applicable rules and regulations of the NYSE. No Order of any securities commission or similar securities regulatory authority or any other Governmental Authority, or of the NYSE, preventing or suspending trading in the

71 Common Stock has been issued and no Proceeding for such purposes are, to the Knowledge of Summit, pending or contemplated or threatened against SMC by any securities commission, Governmental Authority or the NYSE with respect to any intention by such entity to deregister the Common Stock or prohibit, prevent, suspend or terminate the listing of the Common Stock on the NYSE. SMC has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act. Subject to the receipt of NYSE listing approval with respect to the Equity Consideration, the issuance of the Common Stock pursuant to Section 2.1(a) does not contravene NYSE rules and regulations. 5.14 SEC Filings. (a) Summit has timely filed or furnished all forms, statements, schedules, reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”) required to be filed or furnished by it on or since January 1, 2023. All such forms, reports and other documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (including those that Summit may file during the Interim Period), are referred to herein as the “Required SEC Filings,” and such Required SEC Filings, with any voluntarily filed forms, reports or other documents filed by Summit via EDGAR on or since January 1, 2023 (excluding, in each case, information expressly deemed “furnished” rather than “filed”), are referred to herein as the “SEC Filings.” The Required SEC Filings (i) were filed on a timely basis, and (ii) when filed or furnished, complied in all material respects with applicable requirements of federal securities Laws and the rules and regulations of the SEC thereunder. The SEC Filings did not, at the time they were filed (except to the extent corrected or superseded by a subsequent SEC Filing), (a) in the case of any Registration Statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) in the case of SEC Filings other than Registration Statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Execution Date, there are no outstanding or unresolved comments received from the SEC staff with respect to the SEC Filings and Summit has not received any notification that any of the SEC Filings is the subject of ongoing SEC review or investigation. (b) As of their respective dates, the financial statements included in the SEC Filings (i) complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, subject to normal year-end audit adjustments or otherwise as permitted by Form 10-Q of the SEC), and (iii) fairly present (subject in the case of unaudited statements to normal, recurring and year end audit adjustments) in all material respects the consolidated financial position of Summit as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated therein. (c) Neither Summit nor any of its Subsidiaries has any Liabilities of any nature, whether or not accrued, contingent, absolute or otherwise, that would be required to be set

72 forth or reserved for on a consolidated balance sheet of Summit prepared in accordance with GAAP, except for Liabilities (i) as and to the extent specifically disclosed, reflected or reserved against in Summit’s consolidated balance sheet (or the notes thereto) as of December 31, 2023 included in the SEC Filings filed or furnished prior to the Execution Date, (ii) incurred in the ordinary course of business since January 1, 2024, (iii) incurred in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby or (iv) that would not reasonably be expected to have a Summit Material Adverse Effect. 5.15 Securities Laws. Assuming all of Tall Oak Parent’s representations and warranties contained in this Agreement are true and correct, the offer of the SMC Class B Common Stock and the SMLP Common Units pursuant to Section 2.1(a) and Section 2.1(b) will be issued pursuant to an exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Regulation D as promulgated by the SEC under the Securities Act. 5.16 Controls and Procedures. (a) Summit maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) which is effective in providing reasonable assurance regarding the reliability of Summit’s financial reporting and the preparation of its financial statements for external purposes in accordance with GAAP. (b) Summit maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by Summit in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Summit has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and such disclosure controls and procedures were effective as of the end of Summit’s most recently completed fiscal quarter. 5.17 Absence of Certain Changes. Since the Interim Balance Sheet Date through the Execution Date, there has not occurred any Summit Material Adverse Effect. 5.18 Summit Benefit Plans. Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect: (a) Section 5.18(a) of the Summit Disclosure Schedule lists all material Summit Company Benefit Plans. (b) With respect to each material Summit Company Benefit Plan, Summit has made available to Tall Oak Parent accurate, current and complete copies of each of the following, as applicable: (i) where the Summit Company Benefit Plan has been reduced to writing, the current plan document together with any amendments thereto; (ii) where the Summit Company Benefit Plan has not been reduced to writing, a written summary of the material plan terms; (iii) where applicable, copies of the most recent adoption agreements, trust agreements, other funding arrangements, insurance policies and contracts; (iv) the most recent summary plan description and any summaries of material modifications

73 thereto; (v) in the case of any Summit Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code, a copy of the most recent determination, opinion or advisory letter from the Internal Revenue Service; (vi) in the case of any Summit Company Benefit Plan for which a Form 5500 is required to be filed, copies of the filed Form 5500 for each of the prior three plan years, with schedules attached; and (vii) copies of nonroutine and material notices, letters or other correspondence from or with any Governmental Authority with respect to the prior plan year. (c) None of the Summit Companies contributes to or is required to contribute to or has Liability with respect to a Multiemployer Plan. None of the Summit Companies sponsors, maintains, contributes to or is required to contribute to, or has any Liability (including on account of an ERISA Affiliate) with respect to any Benefit Plan that (i) is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (ii) is a “multiple employer welfare arrangement” as defined in Section 3(40)(A) of ERISA, or (iii) is a multiple employer plan as described in Section 413(c) of the Code. (d) Except as set forth on Section 5.18(d) of the Summit Disclosure Schedule, no Summit Company Benefit Plan provides post-termination or retiree health or life insurance benefits to any individual, other than as required pursuant to Section 601 et Seq. of ERISA or Section 4980B of the Code or similar state Law. No Summit Company or Subsidiary has any Liability for any material Tax or material penalty under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code. (e) No Proceeding is pending or, to the Knowledge of Summit, threatened with respect to any Summit Company Benefit Plan, other than Claims for benefits in the ordinary course. No Summit Company Benefit Plan is currently under audit or investigation by any Governmental Authority that would result in Liability to the Summit Companies, and, to the Knowledge of Summit, no such audit or investigation is contemplated or threatened. (f) Each Summit Company Benefit Plan has been established, maintained, funded, operated and administered in all respects in compliance with its terms and with all applicable Laws, including ERISA and the Code. Each Summit Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination, advisory or opinion letter from the IRS and to the Knowledge of Summit, there are no circumstances reasonably expected to adversely affect the qualification of such Summit Company Benefit Plan under Section 401(a) of the Code. With respect to each Summit Company Benefit Plan, all required contributions, premiums and other payments with respect to each Summit Company Benefit Plan have been timely made or properly accrued in accordance with applicable accounting standards in all respects. No Summit Company Benefit Plan has been subject to a non-exempt “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Code that would result in material Liability to the Summit Companies. To the Knowledge of Summit, none of the Summit Companies has engaged in or been a party to any breach of fiduciary duty under ERISA that would result in material Liability to the Summit Companies.

74 (g) Each Summit Company Benefit Plan that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code) has complied in all respects at all times with the documentary and operational requirements of Section 409A of the Code. (h) Neither the execution of this Agreement nor the transactions contemplated hereunder (whether alone or together with any other event) has or will (i) result in any amount paid or payable (or benefit provided or to be provided) with respect to any individual who is a “disqualified individual” (as defined in Treasury Regulation Section 1.280G-1) failing to be deductible by reason of Section 280G of the Code or subject to the tax imposed by Section 4999 of the Code, (ii) entitle any current or former employee, director or consultant of any Summit Company or Subsidiary thereof to any payments or benefits, including any severance benefits or other benefit or (iii) accelerate the time of payment, funding or vesting of any compensation or benefits or increase the amount of compensation or benefits due any such employee, director or consultant. (i) There is no Summit Company Benefit Plan, Contract, agreement, plan or arrangement to which the any Summit Company or any Subsidiary thereof is bound to provide a gross-up or otherwise reimburse any current or former director, officer, employee or other service provider of any Summit Company or any Subsidiary thereof for Taxes, including pursuant to Sections 409A or 4999 of the Code. (j) No Summit Company Benefit Plan or any asset thereof is primarily subject to the Laws of any jurisdiction outside the United States. 5.19 Employee Matters. (a) No Summit Company is a party to any collective bargaining agreement, project labor agreement, side letter, memorandum of understanding, or any similar agreement with any union, works council or labor organization. None of the employees of the Summit Companies are represented by a labor union with respect to their employment. To the Knowledge of Summit, since the Lookback Date, there has not been any (i) effort by a labor union to organize any of the employees of the Summit Companies, (ii) strike, hand billing, picketing, concerted work stoppage, walkout, concerted slowdown or lockout related to a potential labor dispute, and (iii) unfair labor practice charge, material labor grievance, material labor arbitration or other form of material labor dispute, in each case, with respect to the Summit Companies. (b) The Summit Companies are, and since the Lookback Date have been, in compliance with all applicable Laws respecting employment practices, including discrimination, harassment and retaliation in employment, terms and conditions of employment, workers’ compensation (or where applicable, nonsubscriber programs), termination of employment, equal opportunity, affirmative action, unemployment insurance, wages, overtime classification, hours, family leave, disability rights or benefits, employee training and notices, plant closures/furloughs/layoffs, occupational safety and health, employee whistle-blowing, immigration, withholding of Taxes, and employment practices.

75 (c) Since the Lookback Date, the Summit Companies have reasonably investigated all sexual harassment allegations, or other discrimination or retaliation allegations of which Summit had Knowledge. With respect to each such allegation which the applicable Summit Companies determined had potential merit, the applicable Summit Companies have taken corrective action that is reasonably calculated to prevent further improper conduct. (d) To the Knowledge of Summit, no employee of a Summit Company is in violation in any material respect of any term of any employment agreement, nondisclosure agreement, non-competition agreement, non-solicitation agreement, or restrictive covenant agreement, or common law nondisclosure obligation, fiduciary duty, or other obligation: (i) to the Summit Companies or (ii) to any third Person with respect to such Person’s right to be employed or engaged by the Summit Companies. (e) To the Knowledge of Summit, no employee of the Summit Companies with annualized compensation at or above the level of $200,000 has provided written notice of an intent to terminate his or her employment prior to the first (1st) anniversary of the Execution Date. 5.20 Compliance with Laws. (a) Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect: (i) each of the Summit Companies is, and since the Lookback Date has been, in compliance in all respects with all applicable Laws; and (ii) no Summit Company has received written, or to the Knowledge of Summit, oral notice from any Governmental Authority or other Person that it is not in compliance in any respect with any applicable Law. (b) Except as would not otherwise individually or in the aggregate give rise to a Summit Material Adverse Effect, (i) each Summit Company has all material Authorizations necessary for the conduct of its business as operated during the twelve months prior to the Execution Date, (ii) all Authorizations (including Environmental Authorizations) held by the Summit Companies, are valid and in full force and effect, and there are no Proceedings or Claims pending or, to the Knowledge of Summit, threatened that seek the suspension, termination, revocation or adverse modification of any such Authorization and (iii) each Summit Company is in compliance with all terms, conditions and provisions of all such Authorizations and, to the Knowledge of Summit, no event has occurred which, with notice or the lapse of time or both, would constitute noncompliance under any such Authorization. 5.21 Title to Properties. Except as would not, individually or in the aggregate, have a Summit Material Adverse Effect and subject to Summit Permitted Liens, to the Knowledge of Summit: (a) each Summit Company has good and defensible title to, or valid leasehold or other ownership interests or rights in, all real properties (excluding easements and rights- of-way) and tangible assets sufficient for the conduct of its business as currently conducted,

76 excepting (i) such interests or rights as are no longer used or useful in the conduct of its businesses and have been disposed of in the ordinary course of business consistent with past practice and (ii) such minor defects in title, burdens, easements and similar encumbrances or impediments that, in the aggregate, do not and are reasonably expected not to, interfere with its ability to conduct its business as currently conducted; (b) the properties and tangible assets of the Summit Companies are suitable for the uses to which they are currently being used in the conduct of the business of the Summit Companies; (c) as of the Execution Date, none of the properties and assets of any Summit Company are subject to any Liens that, individually or in the aggregate, currently, nor would be reasonably expected to, interfere with the ability of such Summit Company to conduct business as currently conducted; (d) each Summit Company, directly or indirectly, has such easements or rights- of-way from each Person as are necessary to conduct its respective businesses as currently conducted; (e) the Summit Companies have fulfilled and performed all of their material obligations with respect to such easements and rights of way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such easements or rights-of-way and none of such easements or rights-of-way contain any restriction that is materially burdensome to the Summit Companies, taken as a whole. 5.22 Investment Company. Summit is not, and immediately after the issuance of the Common Stock hereunder, will not be, required to register as an “investment company” or a company “controlled by” an entity required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. ARTICLE VI COVENANTS 6.1 Conduct of Business of the Target Companies. (a) Tall Oak Parent will not, and no applicable Target Company or any of its and their Affiliates or their respective Representatives shall, directly or indirectly, during the period from the Execution Date until the earlier to occur of the Closing and the termination of this Agreement pursuant to Article VII (the “Interim Period”): (i) initiate, solicit, encourage, accept, engage in or facilitate a Takeover Proposal with respect to any Target Company; (ii) enter into any Contract with respect to a Takeover Proposal; or (iii) discuss or negotiate with, or enter into or continue conversations with, or furnish any assistance or non-public information to, any Person (other than Summit and its Affiliates and Representatives) concerning any Takeover Proposal. (b) During the Interim Period, Tall Oak Parent shall and shall cause the Target Companies to (A) own the Assets and use commercially reasonable efforts to operate and

77 maintain the Assets and conduct the Business in the ordinary course of business and in material compliance with all applicable Laws and (B) use commercially reasonable efforts to preserve substantially intact their present business organization, goodwill and assets, keeping available the services of their current officers and employees (except as otherwise expressly contemplated by this Agreement), preserving their existing relationships with Governmental Authorities and their significant customers, suppliers, licensors, licensees, distributors, lessors and other Persons having significant business dealings with any of them, maintaining normalized working capital balances and implementing the annual capital expenditure for each applicable Target Company; provided, that except (i) as expressly required or permitted by this Agreement, (ii) as set forth in Section 6.1(b) of the Tall Oak Disclosure Schedule, (iii) as required by applicable Law, or (iv) as consented to in writing by Summit (which consent shall not be unreasonably withheld, delayed or conditioned), during the Interim Period, Tall Oak Parent shall not and shall cause the Target Companies not to: (i) sell, transfer, lease, assign, license, encumber, abandon or otherwise dispose of any of its Assets, except (A) sales or dispositions of obsolete or worthless equipment in the ordinary course of business, or (B) transactions (including sales of Hydrocarbons and non-exclusive licenses) in the ordinary course of business; (ii) make any capital expenditures, except (A) as may be reasonably required to conduct emergency operations, repairs or replacements on any of the Assets or (B) in amounts no greater than 110% of the relevant line item set forth on the capital expenditures budget attached hereto as Exhibit G; (iii) (A) directly or indirectly merge or consolidate with, purchase all or any portion of the Equity Interests in, or by any other manner acquire any Person or any division or business of any Person; (B) acquire assets other than, in the case of this clause (B), acquisitions in the ordinary course of business; (C) form any joint venture or similar arrangement; or (D) make any loans, advances or capital contributions to, or investments in, any Person (other than a Target Company), except for loans, advances or capital contributions in the form of trade credit granted to customers in the ordinary course of business; (iv) (A) offer, issue, sell, transfer, deliver, redeem or purchase the Tall Oak Interests or any other Equity Interests of any of the Target Companies, (B) adjust, split, combine, convert or reclassify any of the Tall Oak Interests or any other Equity Interests of any of the Target Companies or (C) create, assume or suffer to exist any Lien upon any of the Tall Oak Interests or any other Equity Interests of any of the Target Companies (other than Permitted Target Securities Liens); (v) except for Credit Agreement Related Documents, enter into, modify, amend, terminate or waive any rights under, renew, extend or assign any Material Contract (or any Contract that, if in effect as of the Execution Date, would be a Material Contract), other than (A) any termination, renewal or extension in accordance with the terms thereof as such terms exist on the Execution Date or (B)

78 termination of any Target Company Affiliate Contracts in accordance with Section 6.13; (vi) except (A) in the ordinary course of business (including, for the avoidance of doubt, the granting and payment of customary year-end bonuses and incentives to officers, employees and other individual service providers or base salary or wage increases in connection with annual merit review cycles), (B) in connection with offering and entering into employment offer letters with new hires not restricted by Section 6.1(b)(vii)(A) or (C) as required by the terms of any Target Company Benefit Plan as in effect immediately prior to the Execution Date, cause or permit itself or any Tall Oak Employer or controlled Affiliate thereof to (I) increase or announce the increase of any compensation or benefits payable or provided with respect to any current or former officer, director, employee, consultant or independent contractor of, as applicable, any Target Company or Subsidiary thereof, or Tall Oak Employer, (II) grant, award or enter into any employment, consulting, independent contractor, change of control, severance, separation, stay bonus, retention, incentive, equity, equity-based or similar Contract or agreement with any Employee or current or former officer, director, employee, consultant or independent contractor of, as applicable, any Target Company or Subsidiary thereof, or Tall Oak Employer, (III) establish, adopt, enter into, commence participation in, materially amend, materially modify, or terminate any material Target Company Benefit Plan or any other benefit or compensation plan, policy, program, contract, agreement, arrangement or understanding that would be a material Target Company Benefit Plan if in effect on the Execution Date, or (IV) increase or accelerate the funding, payment or vesting of the compensation or benefits provided under any Target Company Benefit Plan or any other benefit or compensation plan, agreement, contract, program, policy or arrangement that would be a Target Company Benefit Plan if in effect on the Execution Date; (vii) except in the ordinary course of business, cause or permit itself or any Tall Oak Employer to (A) hire or terminate (other than for cause as reasonably determined by Tall Oak Parent in good faith) the employment or service of any current or prospective employees, officers, individual consultants or independent contractors, or directors with annual base compensation or fee rate in excess of $200,000 or (B) transfer or otherwise cause any Employee to cease to be an Employee; (viii) cause or permit itself or any Tall Oak Employer to implement any employee layoffs, office or plant closings that would trigger the notice requirements of the Worker Adjustment Retraining Notification Act of 1988 and any other applicable state and local Laws relating to employment losses or mass layoffs; (ix) unless otherwise required by Law, cause or permit itself or any Tall Oak Employer (with respect to any Employee) to enter into any collective bargaining agreement, project labor agreement, side letter, memorandum of understanding, letter of intent or any similar agreement with any union, works council or labor organization;

79 (x) waive or release (or cause or permit any Tall Oak Employer to waive or release) any non-competition, non-solicitation, non-disclosure, non-interference, or other restrictive covenant or obligation of any Employee; (xi) (A) change its fiscal year or any material method of Tax accounting, (B) make (outside of the ordinary course of business), change or revoke any material Tax election, (C) settle or compromise any material Tax liability, (D) waive or extend the statute of limitations with respect to any material Tax, (E) enter into any closing or similar agreement with any Taxing Authority with respect to any material Tax or (F) file any amended material Tax Return, in each case, to the extent that such action would materially increase any Tax Liability of the Target Companies for a Tax period (or portion thereof) beginning after the Closing Date; (xii) change in any material respect their accounting principles, practices or methods, except as required by GAAP or applicable Law or change any historical working capital practice, including accelerating any collections of Cash or accounts receivables or deferring or delaying accounts payable; (xiii) authorize, recommend, propose, enter into, announce an intention to adopt or adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, amalgamation, consolidation or other reorganization; (xiv) waive, compromise, propose to settle, settle or agree to settle any pending or threatened Proceeding or agree to any remedies with respect to any pending or threatened Proceeding with respect to any Target Company unless such settlement, waiver or compromise (A) requires an aggregate payment of less than $500,000 by such Target Company, (B) relates to Taxes (which shall be governed exclusively by clause (xi)), (C) involves the unconditional release of such Target Company, all other Target Companies and the Target Companies’ respective Subsidiaries with respect to the subject matter of such Proceeding, (D) does not impose any material obligations on such Target Company, any other Target Company, or any of the Target Companies’ respective Subsidiaries after the Closing and (E) does not involve an admission of liability by such Target Company; (xv) make any loans or advances to any other Person; (xvi) (A) except pursuant to the Credit Agreement Related Documents, incur, create, assume or otherwise become liable for, any Indebtedness in an aggregate principal amount exceeding $150,000,000, or (B) other than Permitted Liens and such other Liens as will be discharged in full prior to or at the Closing, create, assume or suffer to exist any material Lien upon any of its Assets; (xvii) terminate, amend, fail to make applicable filings as and when required by applicable Law that are necessary to renew, or fail to pay any amounts due with respect to any material Authorization;

80 (xviii) terminate, fail to apply for renewal (when applicable), or fail to pay any premiums when due with respect to any insurance policies set forth on Schedule 4.15 of the Tall Oak Disclosure Schedule; (xix) declare, pay or make any Cash or non-cash dividend on, or distribution in respect of, any Equity Interests of any of the Target Companies; (xx) reimburse or make any payments, directly or indirectly, to Tall Oak Parent, Tailwater or any of their respective Affiliates in connection with any reimbursement Contract or similar arrangement for general and administrative expenses in connection with the operations of the Target Companies, including in connection with payroll and insurance (“G&A Reimbursement”), exceeding $800,000 per calendar month; (xxi) enter into, conduct, engage in or otherwise operate any material new line of business; (xxii) (A) adopt any amendment to any Organizational Documents of any of the Target Companies (other than ministerial changes) or (B) form a Subsidiary of any Target Company or any of its Subsidiaries; (xxiii) waive (excluding any deemed waiver or constructive waiver), cancel or assign any claims or rights of substantial value other than in the ordinary course of business; or (xxiv) make or enter into a binding agreement, in writing or otherwise, to take any of the foregoing actions. (c) Tall Oak Parent shall promptly notify Summit in writing of any material notices received (and to the extent not breaching any applicable Law or any duty of confidentiality, will promptly provide a copy of any such notices) from any Governmental Authority pertaining to the Assets and any written notice from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated herein. (d) In the event of an emergency, Tall Oak Parent and/or Target Company may take such action as it reasonably deems a prudent operator would take in accordance with Good Industry Practices, and any such actions shall not be deemed to be a breach of the provisions of Section 6.1(b); provided, that Tall Oak Parent notifies Summit in writing of such action promptly thereafter. (e) Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall (i) give Summit, directly or indirectly, the right to control or direct in any manner the operations of the Target Companies prior to the Closing; (ii) prohibit or restrict any Target Company’s ability to make withdrawals or make payments or pre-payments under any agreement in effect as of the Execution Date or entered into after the Execution Date with the consent of Summit related to Indebtedness or Transaction Expenses; or (iii) prohibit or restrict any Target Company from using any

81 cash to make cash dividends or distributions during the Interim Period in the ordinary course of business; or (iv) prohibit or restrict Tall Oak Parent or any of the Target Companies from using any Cash to pay down Indebtedness. (f) Tall Oak Parent agrees that during the Interim Period, except as expressly contemplated herein, neither Tall Oak Parent nor its controlled Affiliates nor anyone acting on behalf of such Persons will, directly or indirectly: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any equity securities or direct or indirect rights to acquire any equity securities of SMC or any subsidiary thereof, (ii) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the SEC) to vote, or seek to advise or influence any Person or entity with respect to the voting of, any voting securities of SMC or any subsidiary thereof, (iii) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving SMC or any subsidiary thereof, in each case other than any confidential proposals made to the board of directors of SMC, (iv) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any voting securities of SMC, (v) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of SMC or any subsidiary thereof, or (vi) have any discussions or enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other Persons in connection with any of the foregoing. Neither Tall Oak Parent nor its controlled Affiliates shall, directly or indirectly, make any public proposal, statement or inquiry, or publicly disclose any intention, plan or arrangement, whether written or oral, inconsistent with the foregoing, or publicly request SMC or any of its Representatives, directly or indirectly, to amend, waive or terminate any provision of this Section 6.1(f). 6.2 Conduct of Business of Summit. (a) During the Interim Period, Summit shall, and shall cause the other Summit Companies to, (A) own their respective assets and use commercially reasonable efforts to operate and maintain Summit’s assets and conduct the business of Summit in the ordinary course of business and in material compliance with all applicable Laws and (B) use commercially reasonable efforts to conduct the Summit Business in the ordinary course of business, including preserving substantially intact their present business organization, goodwill and assets, keeping available the services of their current officers and employees (except as otherwise expressly contemplated by this Agreement), preserving their existing relationships with Governmental Authorities and their significant customers, suppliers, licensors, licensees, distributors, lessors and other Persons having significant business dealings with any of them, maintaining normalized working capital balances and implementing the annual capital expenditure for Summit and each Summit Company; provided, that except (i) as expressly required or permitted by this Agreement, (ii) as set forth on Schedule 6.2(a), (iii) as required by applicable Law, or (iv) as consented to in writing by Tall Oak Parent (which consent shall not be unreasonably withheld, delayed or

82 conditioned), during the Interim Period, Summit shall not and shall cause the other Summit Companies not to: (i) directly or indirectly merge or consolidate with, purchase all or a substantial portion of the Equity Interests in, or by any other manner acquire, any Person or any division or business of any Person, in each case, pursuant to any transaction in which the fair market value of the consideration to be paid or received by Summit or the other Summit Companies is in excess of $10,000,000; provided, that Summit and the other Summit Companies may make ordinary course overnight investments consistent with the cash management policies of Summit without the prior consent of Tall Oak Parent; (ii) (A) offer, issue, sell, transfer, deliver, redeem or purchase any Equity Interests of Summit, or otherwise take any action, that, in any case, would result in Tall Oak Parent’s fully-diluted ownership percentage in Summit immediately following the Closing to be less than the fully-diluted ownership percentage that Tall Oak Parent would have in Summit immediately following the Closing as if the Closing had been consummated on the Execution Date or (B) adjust, split, combine, convert or reclassify any of the Equity Interests of Summit, or declare, set aside or pay any dividends (including cash dividends) on, or make any other distribution in respect of any outstanding Equity Interests in Summit or any other Summit Company, except for dividends and distributions by a direct or indirect wholly owned Subsidiary of Summit; (iii) change in any material respect their accounting principles, practices or methods that would materially affect the consolidated assets, Liabilities or results of operations of Summit, except as required by GAAP or applicable Law or as disclosed in SEC Filings filed prior to the Execution Date or change any historical working capital practice, including accelerating any collections of Cash or accounts receivables or deferring or delaying accounts payable; (iv) amend or propose to amend any of the Organizational Documents of Summit or any Summit Company (other than ministerial changes); (v) authorize, recommend, propose, enter into, announce an intention to adopt a plan or adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation, asset sale, entity sale or other reorganization; (vi) waive, compromise, settle or agree to settle any pending or threatened Proceeding or agree to any remedies with respect to any pending or threatened Proceeding, other than waivers, compromises, settlements or agreements that involve the payment of monetary damages to a Third Party not in excess of $5,000,000 in the aggregate; (vii) make any capital expenditures other than in the ordinary course of business;

83 (viii) (A) change its fiscal year or any material method of Tax accounting, (B) make (outside of the ordinary course of business), change or revoke any material Tax election, (C) settle or compromise any material Tax liability, (D) waive or extend the statute of limitations with respect to any material Tax, (E) enter into any closing or similar agreement with any Taxing Authority with respect to any material Tax or (F) file any amended material Tax Return, in each case, to the extent that such action would materially increase any Tax Liability of Summit or any other Summit Company for a Tax period (or portion thereof) beginning after the Closing Date; (ix) other than advances to employees in the ordinary course of business, make any loans or advances to any other Person; (x) except as expressly required in the applicable underlying award agreements with Summit (excluding any discretionary or voluntary acceleration approved or authorized by the board of directors of SMC, which shall not be permitted), accelerate the vesting of or cause the lapsing of any restrictions with respect to, any option or other equity-based award of any service provider, director or employee servicing any Summit Company or consent to or authorize the acceleration of vesting or the lapsing of any restrictions with respect to, any option or other equity-based award of any such employee or service provider; or (xi) make a binding agreement, in writing or otherwise, to take any of the foregoing actions. (b) In the event of an emergency, Summit or the applicable Summit Company may take such action as it reasonably deems a prudent operator would take in accordance with good industry practices applicable to Summit, and any such actions shall not be deemed to be a breach of the provisions of Section 6.2(a); provided that Summit notifies Tall Oak Parent in writing of such action promptly thereafter. 6.3 Access to Information; Confidentiality. (a) During the Interim Period, upon reasonable prior notice and subject to applicable Laws relating to the exchange of information, Tall Oak Parent shall, and shall cause each of the Target Companies to, afford to Summit and its Representatives reasonable access during normal business hours to all of the Target Companies’ properties (to conduct visual inspections), books, Contracts and records (in each case, whether in physical or electronic form), officers, employees, accounting firms, counsel, financial advisors and other Representatives, in each case at the sole cost of Summit. Notwithstanding any other provision of this Agreement to the contrary, Summit’s access hereunder shall not include the collection or analysis of samples, or any invasive or subsurface investigation of environmental media or property. (b) This Section 6.3 shall not require Tall Oak Parent to permit any access, or to disclose any information, (i) (A) which Tall Oak Parent reasonably believes it or the Target Companies are prohibited from providing to Summit by reason of applicable Law,

84 (B) the disclosure of which could reasonably be expected to jeopardize any applicable privilege (including the attorney-client privilege or the work-product doctrine) available to Tall Oak Parent, any Target Company or any of their Affiliates relating to such information or (C) which Tall Oak Parent or any Target Company is required to keep confidential or prevent access to by reason of any Contract with or duty to any Third Party, (ii) relating to pricing or other matters that are highly sensitive if the exchange of such documents (or portions thereof) or other information, as determined by legal counsel to Tall Oak Parent, would reasonably be expected to result in regulatory concerns for Tall Oak Parent, the Target Companies or any of their Affiliates, (iii) relating to any sale or potential sale of any of the Target Companies or the Business to any other Person, including with respect to bids, the identity of any bidder, confidentiality or nondisclosure agreements, letters of intent, expressions of interest or other proposals received in connection with any such transactions, or (iv) if Tall Oak Parent, the Target Companies or any of their Affiliates, on the one hand, and Summit or any of its Affiliates, on the other hand, are adverse parties in a litigation, such information being reasonably pertinent thereto. Notwithstanding the foregoing to the contrary, with respect to any privileged documents or communications or any documents or communications subject to confidentiality obligations that Tall Oak Parent elect not to disclose in accordance with this Section 6.3, Tall Oak Parent shall notify Summit that they are so withholding information and provide a general description of the nature of the information being withheld, but in no way shall the foregoing require disclosure of detail that would result in the loss of any privilege. (c) Any inspection or investigation conducted by Summit or its Representatives prior to the Closing will be conducted in accordance with applicable Laws, including any applicable Environmental Laws, and in such manner as not to interfere unreasonably with the business or operations of Tall Oak Parent or the Target Companies. Subject to this Section 6.3, upon reasonable prior notice to Tall Oak Parent, Summit shall be authorized to perform visual environmental assessments and compliance evaluations with respect to any of the premises of Tall Oak Parent or any Target Company including Phase I environmental site assessments; provided, that Summit acknowledges that the permission of the operator (if other than Tall Oak Parent or any Target Company) or another Third Party may be required before Summit may perform visual assessments of such premises, in which such event, Tall Oak Parent shall use commercially reasonable efforts, but at no cost or expense to Tall Oak Parent, to obtain such permission for Summit upon Summit’s request, but Tall Oak Parent shall have no liability to Summit if such permission is not obtained; and provided further, that Summit shall not conduct any collection of surface or subsurface samples or intrusive testing of any environmental media at any premises of Tall Oak Parent or any Target Company without the prior written consent of the relevant Tall Oak Parent (such consent to be given or withheld in the sole discretion of Tall Oak Parent). None of Tall Oak Parent, any Target Company or any of their respective Affiliates make any representation or warranty as to the accuracy of any information (if any) provided pursuant to this Section 6.3, and Summit may not rely on the accuracy of any such information, in each case other than as expressly set forth in the representations and warranties contained in Article III or Article IV. (d) If Summit exercises its rights of access under this Section 6.3 or otherwise, or conducts examinations or inspections under this Section 6.3 or otherwise, then (i) such

85 access, examination and inspection will be at Summit’s sole risk, cost and expense and Summit waives and releases, on behalf of itself and each Person undertaking any such examination or inspection on Summit’s behalf, all Losses and other Claims against Tall Oak Parent, the Target Companies and their respective Representatives (collectively, the “Inspection Indemnitees”) arising in any way therefrom or in any way related thereto and (ii) except to the extent of an Inspection Indemnitee’s willful misconduct or gross negligence, Summit will indemnify, defend and hold harmless the Inspection Indemnitees from and against any and all Losses and other Claims of any kind or character arising out of the granting of any such access or the undertaking of any such examination or inspection; provided, however, that Summit shall not become responsible or liable for the mere discovery of any pre-existing environmental conditions by virtue of Summit’s activities undertaken pursuant to this Section 6.3, except to the extent the negligence of Summit, its Affiliates or their respective Representatives contributed to or exacerbated such conditions. THE FOREGOING RELEASE AND INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH DAMAGES OR OTHER CLAIMS ARISE OUT OF NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, BUT EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF TALL OAK PARENT OR ITS AFFILIATES. Notwithstanding any provision to the contrary contained in this Agreement, the provisions of this Section 6.3(d) will survive the termination of this Agreement pursuant to Article VII and the Closing. (e) Except for disclosures permitted by the terms of the Confidentiality Agreement, Summit and its Representatives will hold all information received from Tall Oak Parent pursuant to this Section 6.3 in confidence in accordance with the terms of the Confidentiality Agreement. (f) During the Interim Period, upon reasonable prior notice and subject to applicable Laws relating to the exchange of information, Summit shall, and shall cause each of the other Summit Companies to, afford to Tall Oak Parent and its Representatives reasonable access during normal business hours to all of the Summit Companies’ properties (to conduct visual inspections), books, Contracts and records (in each case, whether in physical or electronic form), officers, employees, accounting firms, counsel, financial advisors and other Representatives, in each case at the sole cost of Tall Oak Parent. Notwithstanding any other provision of this Agreement to the contrary, Tall Oak Parent’s access hereunder shall not include the collection or analysis of samples, or any invasive or subsurface investigation of environmental media or property. (g) This Section 6.3 shall not require Summit to permit any access, or to disclose any information, (i) (A) which Summit reasonably believes it or the Summit Companies are prohibited from providing to Tall Oak Parent by reason of applicable Law, (B) the disclosure of which could reasonably be expected to jeopardize any applicable privilege (including the attorney-client privilege or the work-product doctrine) available to Summit, any other Summit Company or any of their Affiliates relating to such information or (C) which Summit or any Summit Company is required to keep confidential or prevent access to by reason of any Contract with or duty to any Third Party, (ii) relating to pricing or other matters that are highly sensitive if the exchange of such documents (or portions

86 thereof) or other information, as determined by legal counsel to Summit, would reasonably be expected to result in regulatory concerns for Summit, the other Summit Companies or any of their Affiliates, (iii) relating to any sales or potential sale of any of the Summit Companies or their business to any other Person, including with respect to bids, the identity of any bidder, confidentiality or nondisclosure agreements, letters of intent, expressions of interest or other proposals received in connection with any such transactions, or (iv) if Summit, the other Summit Companies or any of their Affiliates, on the one hand, and Tall Oak Parent or any of its Affiliates, on the other hand, are adverse parties in a litigation, such information being reasonably pertinent thereto. Notwithstanding the foregoing to the contrary, with respect to any privileged documents or communications or any documents or communications subject to confidentiality obligations that Summit elects not to disclose in accordance with this Section 6.3, Summit shall notify Tall Oak Parent that it is so withholding information and provide a general description of the nature of the information being withheld, but in no way shall the foregoing require disclosure of detail that would result in the loss of any privilege. (h) Any inspection or investigation conducted by Tall Oak Parent or its Representatives prior to the Closing will be conducted in accordance with applicable Laws, including any applicable Environmental Laws, and in such manner as not to interfere unreasonably with the business or operations of the Summit Companies. Subject to this Section 6.3, upon reasonable prior notice to Summit, Tall Oak Parent shall be authorized to perform visual environmental assessments and compliance evaluations with respect to any of the premises of any Summit Company including Phase I environmental site assessments; provided, that Tall Oak Parent acknowledge that the permission of the operator (if other than a Summit Company) or another Third Party may be required before Tall Oak Parent may perform visual assessments of such premises, in which such event, Summit shall use commercially reasonable efforts, but at no cost or expense to Summit, to obtain such permission for Tall Oak Parent upon Tall Oak Parent’s request, but Summit shall have no liability to Tall Oak Parent if such permission is not obtained; and provided further, that Tall Oak Parent shall not conduct any collection of surface or subsurface samples or intrusive testing of any environmental media at any premises of any Summit Company. None of the Summit Companies or any of their respective Affiliates make any representation or warranty as to the accuracy of any information (if any) provided pursuant to this Section 6.3, and Tall Oak Parent may not rely on the accuracy of any such information, in each case other than as expressly set forth in the representations and warranties contained in Article V. (i) If Tall Oak Parent exercises its rights of access under this Section 6.3 or otherwise, or conducts examinations or inspections under this Section 6.3 or otherwise, then (i) such access, examination and inspection will be at Tall Oak Parent’s sole risk, cost and expense and Tall Oak Parent waives and releases, on behalf of itself and each Person undertaking any such examination or inspection on its behalf, all Losses and other Claims against the Summit Companies and their respective Representatives (collectively, the “Summit Inspection Indemnitees”) arising in any way therefrom or in any way related thereto and (ii) except to the extent of a Summit Inspection Indemnitee’s willful misconduct or gross negligence, Tall Oak Parent will indemnify, defend and hold harmless the Summit Inspection Indemnitees from and against any and all Losses and other Claims

87 of any kind or character arising out of the granting of any such access or the undertaking of any such examination or inspection; provided, however, that Tall Oak Parent shall not become responsible or liable for the mere discovery of any pre-existing environmental conditions by virtue of Tall Oak Parent’s activities undertaken pursuant to this Section 6.3, except to the extent the negligence of Tall Oak Parent, its Affiliates or their respective Representatives contributed to or exacerbated such conditions. THE FOREGOING RELEASE AND INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH DAMAGES OR OTHER CLAIMS ARISE OUT OF NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, BUT EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF SUMMIT OR ITS AFFILIATES. Notwithstanding any provision to the contrary contained in this Agreement, the provisions of this Section 6.3(i) will survive the termination of this Agreement pursuant to Article VII and the Closing. (j) Except for disclosures permitted by the terms of the Confidentiality Agreement, Tall Oak Parent and its Representatives will hold all information received from the Summit Companies pursuant to this Section 6.3 in confidence in accordance with the terms of the Confidentiality Agreement. 6.4 Contact with Customers, Suppliers and Other Business Relations. (a) Without the prior written consent of Tall Oak Parent (which may be requested and provided via email), which shall not be unreasonably withheld, conditioned or delayed, during the Interim Period, Summit and its Affiliates shall not, and shall cause their respective Representatives not to, directly or indirectly (i) contact or communicate with the employees (except the executive officers), contractors, customers, suppliers, vendors, distributors and other business relations of any of Tall Oak Parent or the Target Companies, as applicable, in connection with, or relating in any way to, the transactions contemplated hereby; (ii) persuade or seek to persuade any such employees, contractors, customers, suppliers, vendors, distributors and other business relations to cease to do business or to reduce the amount of business which that Person has customarily done or contemplates to continue doing with Tall Oak Parent or the Target Companies, as applicable; or (iii) interfere or attempt to interfere with the business relationships (whether formed prior to or after the Execution Date) between Tall Oak Parent or the Target Companies and any such employees, contractors, customers, suppliers, vendors, distributors and other business relations. For the avoidance of doubt, nothing contained in this Section 6.4 shall prevent Summit and its Representatives from contacting any Person in the ordinary course of business for matters unrelated to those contemplated by this Agreement or from conducting general market diligence. Notwithstanding the foregoing, Tall Oak Parent hereby agree to, and will cause the Target Companies to, reasonably cooperate with Summit’s and its Affiliates’ requests to communicate with the Persons described in clause (a) of this Section 6.4 in order to effectuate an orderly transition of the Business to Summit at the Closing. (b) Without the prior written consent of Summit (which may be requested and provided via email), which shall not be unreasonably withheld, conditioned or delayed,

88 prior to the Closing, Tall Oak Parent and its Affiliates shall not, and shall cause their respective Representatives not to, directly or indirectly (i) contact or communicate with the employees (except the executive officers), contractors, customers, suppliers, vendors, distributors and other business relations of any of the Summit Companies, as applicable, in connection with, or relating in any way to, the transactions contemplated hereby; (ii) persuade or seek to persuade any such employees, contractors, customers, suppliers, vendors, distributors and other business relations to cease to do business or to reduce the amount of business which that Person has customarily done or contemplates to continue doing with the Summit Companies, as applicable; or (iii) interfere or attempt to interfere with the business relationships (whether formed prior to or after the Execution Date) between the Summit Companies and any such employees, contractors, customers, suppliers, vendors, distributors and other business relations. For the avoidance of doubt, nothing contained in this Section 6.4 shall prevent Tall Oak Parent and its Representatives from contacting any Person in the ordinary course of business for matters unrelated to those contemplated by this Agreement or from conducting general market diligence. Notwithstanding the foregoing, Summit hereby agrees to, and will cause the other Summit Companies to, reasonably cooperate with Tall Oak Parent’s and its Affiliates’ requests to communicate with the Persons described in clause (b) of this Section 6.4 in order to effectuate an orderly transition of the business at the Closing. 6.5 Efforts. (a) Subject to the terms and conditions of this Agreement (including Section 6.5(e)), each of Tall Oak Parent and Summit shall cooperate with one another and use (and shall use each of their respective commercially reasonable efforts to cause, as applicable, the Target Companies, the Tall Oak Employers, and Summit’s Subsidiaries and controlled Affiliates to use) each of their respective commercially reasonable efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, all things, necessary, proper or advisable to cause the conditions to the Closing to be satisfied as promptly as practicable (and in any event no later than the Outside Date) and to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby, including preparing and filing as promptly as practicable and fully all documentation to effect all necessary filings, Notifications, notices, petitions, statements, registrations, submissions of information, applications and other documents (including any required or recommended filings under applicable Antitrust Laws), (ii) obtain as promptly as practicable (and in any event no later than the Outside Date) and maintain all approvals, consents, clearances, expirations or terminations of waiting periods, registrations, Authorizations and other confirmations from any Governmental Authority or Third Party necessary, proper or advisable to consummate the transactions contemplated hereby, and (iii) defend any Proceedings challenging this Agreement or the consummation of the transactions contemplated hereby or seek to have lifted or rescinded any restraining order or other Order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby (provided, however, that the Parties agree that the obligations of each Party with respect thereto shall not extend beyond the Outside Date); provided, further, however, that the Parties shall jointly determine all tactics and strategies relating to compliance with this Section 6.5(a)(iii), subject to each Party undertaking good faith consultations with and considering in good faith the views of the other Parties.

89 Notwithstanding anything to the contrary in this Agreement, nothing in this Section 6.5(a) shall require the Parties or any of their respective Affiliates to make any payments to any Third Party in connection with obtaining any consent, approval or waiver relating to fulfilling its obligations under this Section 6.5(a). (b) Each Party (including its Subsidiaries) agrees to make an appropriate filing (if required) of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten (10) Business Days after the Execution Date (unless a later date is mutually agreed to by the Parties) and to supply as promptly as practicable any additional information and documentary material that may be requested by any Governmental Authority that is related to the transactions contemplated by this Agreement and the HSR Act or any other Antitrust Law and use its commercially reasonable efforts to take, or cause to be taken (including by their respective Subsidiaries), all other actions consistent with this Section 6.5 necessary to cause the expiration or termination of any applicable waiting periods under the HSR Act as soon as practicable (and in any event no later than the Outside Date). Each Party shall use its commercially reasonable efforts to (A) take all action necessary to ensure that no state takeover statute or similar Law is or becomes applicable to any of the transactions contemplated hereby and (B) if any state takeover statute or similar Law becomes applicable to any of the transactions contemplated hereby, take all action necessary to ensure that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise minimize the effect of such Law on the transactions. No Party will commit to or agree with any Governmental Authority to stay, toll or extend any applicable waiting period under the HSR Act or other applicable Antitrust Laws, or enter into any agreement with any Governmental Authority, without the prior written consent of the other Party. Summit shall pay one hundred percent (100%) of any and all filing fees due under any Antitrust Law with respect to all antitrust filings (including, for the avoidance of doubt, under the HSR Act) in connection with the acquisition of the Tall Oak Interests pursuant to this Agreement, which such obligation shall survive termination of this Agreement. (c) Each Party (including its Subsidiaries) agrees to prepare and file all requisite FCC applications as promptly as practicable after the Execution Date and to supply as promptly as practicable any additional information and documentary material that may be requested by the FCC that is related to the transactions contemplated by this Agreement and use its commercially reasonable efforts to take, or cause to be taken (including by their respective Subsidiaries), all other actions consistent with this Section 6.5 necessary to obtain consent of the FCC with respect to the transactions contemplated by this Agreement. (d) Each of the Parties shall use (and shall use its commercially reasonable efforts to cause the Target Companies and Summit’s Subsidiaries and controlled Affiliates to use) its commercially reasonable efforts to (i) cooperate in all respects with and assist each other in connection with the preparation of any filing or submission with a Governmental Authority in connection with the transactions contemplated hereby, including by providing the other Party a reasonable opportunity to review, comment and discuss thereon in advance, and consider in good faith the incorporation of the other Party’s reasonable views and comments thereon, and in connection with any investigation or other

90 inquiry by or before a Governmental Authority relating to the transactions contemplated hereby, including any Proceeding initiated by a private Person, (ii) promptly inform the other Party of (and supply to the other Party copies of) any communication received by such Party from, or given by such Party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice, the FCC or any other Governmental Authority and any material communication received or given in connection with any Proceeding by a private Person, in each case regarding any of the transactions contemplated hereby, (iii) permit the other Party to review, comment on and discuss in advance, and consider in good faith the incorporation of the other Party’s reasonable views and comments in, any filing, presentation, submission, proposal or communication to be submitted or given by it to any Governmental Authority with respect to obtaining any clearances required under any Antitrust Law in connection with the transactions contemplated hereby, (iv) coordinate with the other Party in preparing and exchanging such information and promptly provide the other Party (and its counsel) with copies of all filings, presentations, submissions, proposals and other communications (and a summary of any oral presentations or communications) made by such Party with or to any Governmental Authority relating to this Agreement or the transactions contemplated hereby (excluding copies of Notification and Report Forms and related attachments filed pursuant to the HSR Act) and (v) consult with the other Party prior to taking any material position with respect to the filings or in any submissions to or discussions or filings with any Governmental Authority. Subject to Section 6.3(b), pursuant to a mutually acceptable joint defense agreement, the Parties shall take commercially reasonable efforts to share (on an outside antitrust counsel basis only) information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 6.5 in a manner so as to preserve the applicable privilege; provided, however, such information may be redacted to remove references to valuation, negotiation objectives, strategies and purchase price expectations. (e) Unless prohibited by applicable Law or by the applicable Governmental Authority, each Party shall (i) to the extent reasonably practicable, not participate in or attend any meeting, or engage in any conversation, with any Governmental Authority in respect of the transactions contemplated by this Agreement, without the other Party, (ii) to the extent reasonably practicable, give the other Party reasonable prior notice of, and the opportunity to participant in or attend, any such meeting or conversation and (iii) if one such Party is prohibited by applicable Law or by the applicable Governmental Authority from participating or attending any such meeting or engaging in any such conversation, keep such non-participating Party apprised of the material content and status with respect thereto. (f) Tall Oak Parent shall not, and shall cause its respective Affiliates not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or Equity Interests, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to, (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consents of any

91 Governmental Authority necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period; (ii) materially increase the risk of any Governmental Authority seeking or entering an Order prohibiting the consummation of the transactions contemplated by this Agreement; (iii) materially increase the risk of not being able to remove any such Order on appeal or otherwise; or (iv) materially delay or prevent the consummation of the transactions contemplated by this Agreement. 6.6 Tax Matters. (a) Summit shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns of the Target Companies (other than any Flow-Through Tax Returns, as provided in Section 6.6(b) hereof, or any other Tax Return with respect to which a “partnership representative” within the meaning of Section 6223 of the Code (or similar party under U.S. state or local law) has responsibility for the filing of such Tax Return) relating to any Pre-Closing Tax Period or any Straddle Period that are required to be filed after the Closing Date (taking into account applicable extensions). Summit shall cause each such Tax Return due (or otherwise filed) prior to the determination of the Final Adjustment Amount to be prepared in a manner consistent with the applicable Target Company’s past practice and deliver a copy of each such Tax Return to Tall Oak Parent for its review and comment reasonably in advance of the due date for filing such Tax Return (taking into account applicable extensions) and Summit shall implement all reasonable comments received from Tall Oak Parent prior to the due date for filing any such Tax Return (taking into account applicable extensions). (b) Tall Oak Parent shall prepare and timely file, or cause to be prepared and timely filed, in a manner consistent with past practices, all Flow-Through Tax Returns of the Target Companies relating to any Pre-Closing Tax Period or any Straddle Period that are required to be filed after the Closing Date (taking into account applicable extensions). To the extent such Flow-Through Tax Return relates to a Straddle Period, Tall Oak Parent shall deliver a copy of each such Flow-Through Tax Return to Summit for its review and comment reasonably in advance of the due date for filing such Flow-Through Tax Return (taking into account applicable extensions) and Tall Oak Parent shall consider in good faith all reasonable comments received from Summit prior to the due date for filing any such Flow-Through Tax Return (taking into account applicable extensions). (c) In connection with the preparation of Tax Returns or any Tax audit, examination or administrative or judicial Proceeding relating to Taxes attributable to any Target Company for any Pre-Closing Tax Period or Straddle Period, the Parties shall use commercially reasonable efforts to cooperate as and to the extent reasonably requested by the other Party with each other, including by furnishing or making available, during normal business hours, any records, information, personnel (as reasonably required), books of account or other materials reasonably relevant or helpful for the preparation of such Tax Returns or the conduct of such Tax audit, examination or administrative or judicial Proceeding. Summit agrees to (i) retain all books and records with respect to Tax matters pertinent to the Target Companies relating to any Pre-Closing Tax Period or Straddle Period until the expiration of the applicable statute of limitations and any extension thereof

92 for the respective taxable periods, and to abide by all record retention agreements entered into with any Taxing Authority; and (ii) use commercially reasonable efforts to give Tall Oak Parent written notice prior to transferring, destroying or discarding any such books and records and, if Tall Oak Parent so requests, allow Tall Oak Parent to copy such books and records. (d) Summit shall notify Tall Oak Parent within 20 calendar days of receipt of a written notice of any pending or threatened Tax audit, assessment, litigation or other similar Proceeding with respect to any Target Company (or any Asset of any Target Company) attributable to any Pre-Closing Tax Period or Straddle Period for (i) any Flow-Through Tax Return or (ii) prior to the determination of the Final Adjustment Amount, any other Tax or Tax Return of a Target Company (a “Tax Contest”). Tall Oak Parent shall control any Tax Contest with respect to a Flow-Through Tax Return relating to a Pre-Closing Tax Period or Straddle Period (a “Tall Oak Tax Contest”). Summit shall have the right to participate in any Tall Oak Tax Contest at Summit’s sole cost and expense. Tall Oak Parent shall not settle any Tall Oak Tax Contest (other than a Tall Oak Tax Contest related to a Flow-Through Tax Return for a Pre-Closing Tax Period) without the prior written consent of Summit (such consent not to be unreasonably withheld, conditioned or delayed). Summit shall control any Tax Contests for a Pre-Closing Tax Period or Straddle Period that are not Tall Oak Tax Contests (each, a “Summit Tax Contest”). Summit shall keep Tall Oak Parent reasonably informed with respect to any Summit Tax Contest and Tall Oak Parent shall have the right to participate, at Tall Oak Parent’s sole cost and expense, in any Summit Tax Contest. Summit shall not settle any Summit Tax Contest without the prior written consent of Tall Oak Parent (such consent not to be unreasonably withheld, conditioned or delayed). (e) Notwithstanding anything in this Agreement to the contrary, all Transfer Taxes shall be borne by Summit. Summit shall timely prepare and file all Tax Returns required to be filed with respect to such Transfer Taxes. Summit and Tall Oak Parent shall use their commercially reasonable efforts to mitigate, reduce or eliminate any such Transfer Tax that could be imposed to the extent permitted under applicable Law. (f) Summit, the Target Companies, Tall Oak Parent and any of their respective Affiliates agree that (i) to the fullest extent allowable under applicable Tax Law, Tall Oak Parent will claim any allowable Transaction Tax Deductions on its Tax Returns for the Tax period including the Closing Date and (ii) Summit, the Target Companies and any of their respective Affiliates will not take any position inconsistent with such treatment on any Tax Return or in connection with any Proceeding in respect of Taxes, unless required to do so by a “determination” as defined in Section 1313(a) of the Code (or any similar provision of applicable U.S. state or local or non-U.S. Law). (g) The Parties agree that the per SMLP Common Unit capital account of Tall Oak Parent as of immediately after the Closing shall be equal to the per SMLP Common Unit capital account of SMC. (h) Immediately following Closing, Tall Oak Parent intends to distribute the SMLP Common Units (and the corresponding SMC Class B Common Stock) received pursuant to Section 2.1(b) to Management Aggregator and Tailwater pro rata in proportion

93 to their relative ownership in Tall Oak Parent. In connection with Tall Oak Parent’s distribution of such SMLP Common Units and SMC Class B Common Stock, Tall Oak Parent intends to provide SMLP with certain relevant Tax information prepared in consultation with Tall Oak Parent’s tax advisor regarding the allocation of Tax Items (including any Tax Item arising under Section 704(c) of the Code) between Management Aggregator, on the one hand, and Tailwater, on the other hand (the “Partner Tax Attributes”). To the extent Tall Oak Parent provides the Tax information described in the preceding sentence to SMLP, SMLP shall review and consult with Tall Oak Parent regarding the basis on which such allocation of Partner Tax Attributes is predicated and supportable. To the extent Summit GP reasonably agrees that such allocations are permitted by applicable Tax Law, SMLP shall issue IRS Form 1065, Schedule K-1s to each of Management Aggregator and Tailwater and otherwise file any IRS Form 8308 or other statement required under Section 751(a) of the Code, in each case, reflecting such allocation of Partner Tax Attributes, as set forth in such Tax information. The Parties agree (and agree to cause their Affiliates) to cooperate to effectuate the intent of this Section 6.6(h) and to cooperate in connection with any Tax audit, assessment, litigation or other similar Proceeding relating thereto. 6.7 Continuation of Indemnity; D&O Tail Coverage. (a) Summit acknowledges that (i) each Person that, prior to the Closing, served as a director, officer, manager, employee, agent, trustee or fiduciary of any Target Company or who, at the request of any Target Company, served as a director, officer, manager, member, employee, agent, trustee or fiduciary of another corporation, limited liability company, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, with such Person’s heirs, executors or administrators, the “D&O Indemnified Persons”) is entitled to indemnification, expense reimbursement and advancement and exculpation to the extent provided in the Organizational Documents of the Target Companies in effect as of the Execution Date (“D&O Provisions”), (ii) such D&O Provisions are rights of Contract and (iii) no amendment or modification to any such D&O Provisions shall affect in any manner the D&O Indemnified Persons’ rights, or any Target Company’s obligations, with respect to Claims arising from facts or events that occurred on or before the Closing. Without limiting the foregoing, Summit shall not, and shall not permit any Target Company, to amend, repeal or modify any provision in the Target Companies’ Organizational Documents in a manner that would adversely affect the rights of the D&O Indemnified Persons relating to the indemnification, expense reimbursement and advancement and exculpation by the Target Companies. (b) At or prior to the Closing, Tall Oak Parent shall or shall cause the Target Companies to purchase (at Summit’s sole cost and expense) and maintain, in effect for a period of six years thereafter, (i) a tail policy reasonably acceptable to Summit to the current policy of directors’ and officers’ liability insurance maintained by or on behalf of the Target Companies, which tail policy shall be effective for a period from the Closing through and including the date that is six years after the Closing Date with respect to Claims arising from facts or events that occurred on or before the Closing, and which tail policy shall contain substantially the same coverage and amounts as, and contain terms and conditions no less advantageous than, in the aggregate, the coverage currently provided by

94 such current policy and (ii) “run-off” coverage as provided by any Target Companies’ fiduciary and employee benefit policies (or such policies if maintained on behalf of the Target Companies), in each case, covering those Persons who are covered on the Execution Date by such policies and with terms, conditions, retentions and limits of Liability that are no less advantageous than the coverage provided under any Target Companies’ existing policies or such policies maintained on their behalf (collectively, the “D&O Tail Policy”); provided, that in each case of clauses (i) and (ii), Summit may reasonably cause the Target Companies to substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous to the beneficiaries thereof so long as such substitution does not result in gaps or lapses in coverage with respect to matters occurring on or prior to the Closing. No Claims made under or in respect of such D&O Tail Policy shall be settled without the prior written consent of Tall Oak Parent. (c) In the event that Summit or any Target Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person or (ii) transfers all or substantially all of its assets or properties to any Person, then, in each case, proper provisions shall be made so that the successors and assigns of Summit or the applicable Target Company, as the case may be, shall honor in full the obligations set forth in this Section 6.7. (d) Tall Oak Parent acknowledges that (i) each Person that, prior to the Closing, served as a director, officer, manager, employee, agent, trustee or fiduciary of Summit or any Summit Company or who, at the request of Summit, served as a director, officer, manager, member, employee, agent, trustee or fiduciary of another corporation, limited liability company, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, with such Person’s heirs, executors or administrators, the “Summit D&O Indemnified Persons”) is entitled to indemnification, expense reimbursement and advancement and exculpation to the extent provided in the Organizational Documents of Summit and the Summit Companies in effect as of the Execution Date (“Summit D&O Provisions”), (ii) such Summit D&O Provisions are rights of Contract and (iii) no amendment or modification to any such Summit D&O Provisions shall affect in any manner the Summit D&O Indemnified Persons’ rights, or Summit’s or any Summit Company’s obligations, with respect to Claims arising from facts or events that occurred on or before the Closing. Without limiting the foregoing, Tall Oak Parent shall not, and shall not permit Summit or any Summit Company, to amend, repeal or modify any provision in Summit’s or any Summit Company’s Organizational Documents in a manner that would adversely affect the rights of the Summit D&O Indemnified Persons relating to the indemnification, expense reimbursement and advancement and exculpation by Summit or the Summit Companies. (e) The provisions of this Section 6.7 are intended to be for the benefit of, and will be enforceable by, each D&O Indemnified Person and each Summit D&O Indemnified Person, his or her heirs and his or her representatives. The obligations of Summit, Tall Oak Parent and the Target Companies under this Section 6.7 shall survive the Closing and shall not be terminated or modified in such a manner as to affect adversely any D&O Indemnified Person or Summit D&O Indemnified Person to whom this Section 6.7 applies without the consent (which consent shall not be unreasonably withheld or delayed) of such

95 affected D&O Indemnified Person or Summit D&O Indemnified Person (it being expressly agreed that the D&O Indemnified Persons and Summit D&O Indemnified Persons to whom this Section 6.7 applies shall be third-party beneficiaries of this Section 6.7, each of whom may enforce the provisions of this Section 6.7). 6.8 Employees. (a) For a period of at least twelve (12) months following the Closing (or if earlier, the termination of employment of the Employee), Summit shall, or shall cause its applicable Affiliate to, provide each Employee with (i) an annual base salary or hourly base wage, as applicable, that is no less than such Employee’s annual base salary or hourly base wage with Tall Oak or its Affiliates as of immediately prior to the Closing Date, and (ii) employee benefits, target cash bonus opportunity, and other cash incentive compensation opportunities that are no less favorable than the employee benefits, bonus opportunity, and other cash incentive opportunities that are provided to Summit’s or its Affiliate’s similarly situated employees. (b) Summit shall, or shall cause its applicable Affiliate to, use commercially reasonable efforts to cause each of its Benefit Plans to give such Employee credit for purposes of eligibility, paid time off, severance and vesting for all continuous service with the applicable Tall Oak Employer prior to the Closing Date to the extent such service was recognized immediately prior to the Closing Date for a similar purpose under an analogous Target Company Benefit Plan; provided, however, that such service need not be credited to the extent it would result in a duplication of benefits. In addition, from and after Closing, Summit shall, or shall cause its applicable Affiliate to, use commercially reasonable efforts to (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under each of its Benefit Plans that provide health care benefits to the extent such periods, requirements and limitations were satisfied or did not apply immediately prior to the Closing Date under an analogous Target Company Benefit Plan, and (ii) cause any eligible expenses paid by any Employee and his or her covered dependents, during the portion of the plan year in which the Closing occurs, under Target Company Benefit Plans that provide health care benefits and in which such Employee participates immediately prior to the Closing Date to be taken into account under the applicable Benefit Plans of Summit and its Affiliates that provide health care benefits for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such Employee and his or her covered dependents for the plan year in which Closing occurs. (c) From and after the Closing, Tall Oak Parent will cause Tall Oak Midstream Management, LLC to continue to maintain the medical, dental, and vision coverage under the Tall Oak Benefit Plans for Employees of the Target Companies for the month in which the Closing occurs. Employees (and their covered dependents) of the Target Companies shall be permitted to continue their participation in the medical, dental, and vision coverage under the Tall Oak Benefit Plans through the end of the month in which the Closing occurs, and all such Tall Oak Benefit Plans allow for such participation by their terms or Tall Oak Midstream Management, LLC has obtained written approval from the insurance carriers to allow for such continued participation. Tall Oak Parent will cause Tall Oak Midstream

96 Management, LLC to terminate the participation of the Target Companies in all other Tall Oak Benefit Plans that are welfare plans effective as of the Closing. Tall Oak Parent will cause Tall Oak Midstream Management, LLC to terminate the participation of the Target Companies, as applicable, in the Tall Oak Midstream Management, LLC 401(k) Profit Sharing Plan and Trust as of immediately prior to the Closing Date. (d) No provision of this Section 6.8 shall be construed as a guarantee of continued employment of any Employee and this Agreement shall not be construed so as to prohibit Summit or any of its respective Affiliates or Subsidiaries from having the right to terminate the employment of any Employee. (e) The provisions of this Section 6.8 are for the sole benefit of the Parties and nothing herein, express or implied, is intended or shall be construed to confer upon or give to any Person (including any Employee), other than the Parties to this Agreement and their respective successors and permitted assigns, any legal or equitable or other rights or remedies under or by reason of any provision of this Section 6.8. Nothing contained herein, express or implied: (i) shall be construed to establish, amend or modify any benefit plan, program, agreement or arrangement (including any Benefit Plan of Summit or its Affiliates or Target Company Benefit Plan); (ii) shall (subject to compliance with the other provisions of this Section 6.8) alter or limit Summit’s ability to amend, modify or terminate any benefit plan, program, agreement or arrangement (including any Benefit Plan of Summit or its Affiliates or Target Company Benefit Plan); or (iii) is intended to confer upon any Employee any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment. 6.9 Fees and Expenses. Except as expressly provided otherwise in this Agreement, all fees and expenses incurred in connection with the transactions contemplated by this Agreement, including all legal, accounting, financial advisory, consulting and all other fees and expenses of Third Parties incurred by a Party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated by this Agreement, shall be the obligation of the respective Party incurring such fees and expenses; provided, however, that notwithstanding anything to the contrary herein, in the event that this Agreement is terminated pursuant to Section 7.1(b), Section 7.1(c), Section 7.1(e), or Section 7.1(g), then within five (5) Business Days of termination of this Agreement, Tall Oak Parent shall reimburse Summit for sixty percent (60%) of: (a) the antitrust filing fee paid by Summit pursuant to Section 6.5(b), (b) the D&O Tail Policy premium fee paid by Summit pursuant to Section 6.7(b), and (c) the R&W Insurance Policy premium and fees (including underwriting fees and broker fees) (giving effect to the termination of the transaction) paid by Summit pursuant to Section 6.22; provided, that in no event shall such reimbursement amount exceed $300,000. 6.10 Retention of Records by Tall Oak Parent. Subject to any applicable confidentiality obligations, Tall Oak Parent, its members and their respective Affiliates (not including the Target Companies) shall have the right to retain (i) photocopies of all books and records, including all Tax Returns and other information and documents relating to Taxes, of the Target Companies, in each case, relating to periods (or portions thereof) ending on or prior to the Closing Date (A) as required by any Governmental Authority, including any applicable Law or regulatory request or (B) as may be reasonably necessary for Tall Oak Parent, its members and their respective Affiliates

97 to perform their respective obligations pursuant to this Agreement and the Transaction Documents, (ii) all data room materials financial information and all other accounting books and records prepared or used in connection with the preparation of financial statements of Tall Oak Parent, its members or their respective Affiliates, and (iii) any books and records to the extent reasonably necessary to prepare Tall Oak Parent’s, its members’ and their respective Affiliates’ financial statements and Tax Returns (collectively, the “Records”). Additionally, after the Closing Date, to the extent not retained by Tall Oak Parent in accordance with this Section 6.10, and solely to the extent such Records are not privileged or proprietary or subject to confidentiality restrictions, Summit will grant to Tall Oak Parent (or its Representatives) reasonable access following reasonable advance notice to Summit during reasonable business hours to the Records, and will afford Tall Oak Parent and its Representatives the right to make copies thereof at Tall Oak Parent’s sole expense to the extent reasonably necessary to prepare Tall Oak Parent’s, its members’ or their respective Affiliates’ financial statements or Tax Returns, or in connection with any third-party inquiry, audit or investigation, any dispute or litigation (other than any dispute or litigation between the Parties) or for such other legitimate business purpose as such Persons may reasonably request; provided, that such access shall not unreasonably interfere with the business or operations of Summit or its employees. Summit will maintain the Records in accordance with Summit’s document retention policies and at least until the sixth anniversary of the Closing Date. 6.11 Public Announcements. Except to the extent required by any applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, any press or other public release or announcement concerning the transactions contemplated hereby shall not be issued without the consent of each of the Parties, which consent shall not be unreasonably withheld, conditioned or delayed. Except in connection with the procurement of any necessary consents, approvals, payoff letters and similar documentation or to the extent necessary for a Party to perform this Agreement (including disclosures to Governmental Authorities), the Parties shall keep the terms of this Agreement confidential, except to the extent required by applicable Law, including the applicable rules of any stock exchange, and except that the Parties may disclose such terms to their respective Representatives as necessary in connection with the ordinary conduct of their respective businesses (so long as such Persons agree to keep the terms of this Agreement confidential). Subject to the foregoing provisions of this Section 6.11, if any Party wishes to make a press release or other public announcement respecting this Agreement or the transactions contemplated hereby, such Party will provide the other with a draft of the press release or other public announcement (together with any related materials contemplated to be disclosed) for review at least forty-eight (48) hours prior to the time that such press release or other public announcement is to be made. Notwithstanding anything to the contrary herein, Summit shall not be required by this Section 6.11 to consult with any other Party with respect to a public announcement in connection with a SMC Adverse Recommendation Change. 6.12 Insurance. Summit shall be solely responsible from and after the Closing for providing or procuring insurance for the Target Companies. Summit acknowledges and agrees that all insurance arrangements maintained by Tall Oak Parent its Affiliates for the benefit of the Target Companies will be terminated as of the Closing and the Target Companies will cease to be insured by, have access or availability to, be entitled to make claims on, or claim benefits or seek coverage under, any of Tall Oak Parent’s or its Affiliates’ insurance policies or self-insurance programs; provided, however, that in respect of any claims commenced after the Closing Date arising from

98 an event or occurrence prior to the Closing Date, the Target Companies, subject to the terms and conditions of the applicable policies, may make claims on any of Tall Oak Parent’s or its Affiliates’ occurrence-based insurance policies covering the Target Companies at the time of such event or occurrence, and Tall Oak Parent and its Affiliates shall use commercially reasonable efforts to assist Summit and the Target Companies in asserting any such claims; provided further, that Summit shall be solely liable for, and Tall Oak Parent shall have no obligation to pay or reimburse Summit or the Target Companies for, all deductibles and retentions and all uninsured, uncovered, unavailable or uncollectable amounts relating to or associated with such claims, whether made by the Target Companies, their respective employees or Third Parties. 6.13 Intercompany Accounts and Target Company Affiliate Contracts. At or prior to the Closing, Tall Oak Parent shall have caused (a) all Liabilities under its applicable Intercompany Accounts to be paid, settled, netted, cancelled and released and (b) all Target Company Affiliate Contracts to be terminated, in each case, without any further force or effect following the Closing such that Summit and the Target Companies, on the one hand, and Tall Oak Parent and its Affiliates (other than the Target Companies), on the other hand, do not have any further Liability to one another in respect thereof following the Closing, and in each case, Tall Oak Parent shall provide evidence of the same to Summit, in form and substance reasonably satisfactory to Summit, at or prior to the Closing. 6.14 Letters of Credit and Guaranties. (a) Summit shall (and shall cause its Affiliates to) use commercially reasonable efforts to ensure that, effective as of the Closing, (i) Tall Oak Parent and its Affiliates (other than the Target Companies) shall be released from all Credit Support Obligations listed in Schedule 6.14 of the Tall Oak Disclosure Schedule and (ii) substitute arrangements, if required by any beneficiary of any Credit Support Obligation, procured by Summit or any of its Affiliates shall be in effect, including substitute letters of credit, guarantees or similar credit support. (b) If any Credit Support Obligation is not replaced as of the Closing then (i) Tall Oak Parent shall maintain (or cause its applicable Affiliate to maintain) in full force and effect such Credit Support Obligation for 60 days after the Closing (or such other period as may be mutually agreed in writing by Summit and Tall Oak Parent), (ii) Summit shall (and shall cause its Affiliates, as applicable, to) take all action necessary to ensure that, effective no later than 60 days following the Closing (or such other time as mutually agreed in writing by Summit and Tall Oak Parent), Tall Oak Parent and its applicable Affiliates (other than the Target Companies) shall be released from all such Credit Support Obligations and (iii) from and after the Closing until the effective time of such release, Summit shall indemnify and hold harmless Tall Oak Parent and its Affiliates from and against all Losses suffered or incurred by Tall Oak Parent or such Affiliates relating to any such Credit Support Obligations (including any draws thereon or claims thereunder, and any costs or expenses of maintenance, extension, renewal, termination, cancellation or settlement thereof) not released as of the Closing until the effective time of such release by Tall Oak Parent or such Affiliate. For the avoidance of doubt, unless otherwise mutually agreed upon in writing by Summit and Tall Oak Parent, whose consent shall not be unreasonably withheld, conditioned or delayed, Tall Oak Parent shall not be obligated to

99 maintain in full force and effect any Credit Support Obligation after the date that is 90 days after the Closing. (c) The actions set forth in Section 6.14(a) shall be taken by Summit at its own cost and expense, and Tall Oak Parent shall reasonably cooperate with Summit in connection therewith, including by facilitating discussions with any beneficiary of any Credit Support Obligations (it being understood that in no event shall Tall Oak Parent, any of its Affiliates or any of its or their Representatives be required to make any payment, or assume any Liability or grant any other accommodation (financial or otherwise) to any beneficiary of any of the Credit Support Obligations or any other Person in connection therewith). 6.15 SEC Reporting and Financing Cooperation. (a) Following the Execution Date and until the earlier of (x) the date Summit’s (or any successor thereof) Annual Report on Form 10-K for the year ended December 31, 2024 is filed with the SEC and (y) March 16, 2025, Tall Oak Parent shall (and prior to the Closing, shall cause the Target Companies to, as applicable) provide such reasonable cooperation as may be reasonably requested by Summit in writing with respect to preparation, at Summit’s sole cost and expense, of such financial statements and other financial information in such form and for such periods as may be required pursuant to the requirements of applicable state and U.S. federal securities Laws (including pursuant to the requirements of Regulation S-X of the Securities Act affecting Summit) relating to Summit’s acquisition of the Tall Oak Interests (including any pro forma financial information described in the definition of Required Information). (b) Without limitation of Section 6.15(a), at Summit’s sole cost and expense, Tall Oak Parent shall promptly deliver or cause to be delivered to Summit at such times as reasonably requested by Summit all of the Required Information. For the avoidance of doubt, any reasonable documented out of pocket expenses incurred by Tall Oak Parent in connection with the preparation and delivery of Required Information shall be reimbursed by Summit. (c) If any unanticipated SEC rules or regulations are applicable that would cause additional requirements with respect to financial statements or financial information or to accelerate the compliance deadlines thereof, the Required Information and related timing set forth in such sections will be assumed to adjust accordingly to conform to those requirements; provided, however, that Summit must provide Tall Oak Parent with reasonable notice of such accelerated timing. 6.16 Exclusivity. (a) From the Execution Date until the earlier of the Closing Date or the termination of this Agreement pursuant to Article VIII, Tall Oak Parent agrees not to, and to direct or cause its Affiliates (including the Target Companies) and their respective Affiliates not to, directly or indirectly, take any of the following actions:

100 (i) initiate, solicit, encourage, consider or accept in any way any inquiry, offer or proposal from, or submit any proposal to, any Person or group of Persons other than Summit, its Affiliates and any of its and their respective Representatives relating to (A) the sale, purchase, acquisition, disposition, lease or exchange (whether by transfer, merger, consolidation or other means) of (1) all or a portion of the Equity Interests in the Target Companies, including the Tall Oak Interests, or (2) all or a material portion of the assets or properties of any of the Target Companies, including the Assets, to any Person or group of Persons other than Summit or any of its Affiliates; (B) the issuance of any Equity Interests in any of the Target Companies; (C) any financing transaction of any kind, other than routine lending arrangements in the ordinary course of business or as otherwise expressly required under the terms of this Agreement in connection with the consummation of the transactions contemplated herein; or (D) any merger, consolidation, restructuring, recapitalization, equity exchange, liquidation, dissolution or similar transaction involving any of the Target Companies (each, an “Acquisition Proposal”); (ii) participate in any negotiations or discussions with, or furnish any assistance or non-public information to, any Person or group of Persons other than Summit and its Representatives regarding any Acquisition Proposal; or (iii) enter into any agreement or understanding, whether oral or in writing, to effect an Acquisition Proposal. (b) Tall Oak Parent agrees that the rights and remedies for noncompliance with this Section 6.16 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Summit and its Affiliates and that money damages would not provide an adequate remedy to Summit and its Affiliates. 6.17 NYSE Listing. SMC shall use commercially reasonable efforts to timely file all required notices and other documents related to the listing of the shares of Common Stock for which the SMLP Common Units (and corresponding shares of SMC Class B Common Stock) issuable hereunder may be exchanged. 6.18 Further Assurances. Following the Closing, each Party shall execute and deliver such further instruments of conveyance and transfer and take such additional action as reasonably requested by any other Party to effect, consummate, confirm or evidence the transactions contemplated by this Agreement and carry out the purposes of this Agreement. 6.19 Data Room. Within five (5) Business Days after the Closing Date, Tall Oak Parent shall deliver to Summit two electronic discs or flash drives containing copies of the documents uploaded as of the Closing Date to the data room. 6.20 R&W Insurance Policy. The Parties acknowledge and agree that, as of or prior to the Execution Date, Summit has procured the R&W Policy Commitment and that, following the Execution Date, Summit shall use commercially reasonable efforts to satisfy the conditions in the

101 R&W Policy Commitment to cause the R&W Policy to be issued on terms and in the form set forth in the R&W Policy Commitment as soon as practicable and in any event in connection with the Closing, and Tall Oak Parent shall reasonably cooperate with Summit in connection therewith. Summit shall be solely responsible for the premium and any and all other costs of procuring the R&W Policy, and Summit shall pay or cause to be paid one hundred percent (100%) of all costs and expenses related to the R&W Policy. From and after the issuance of the R&W Policy, none of the Parties shall amend, modify or otherwise change, terminate or waive any provision of the R&W Policy in a manner materially adverse to Tall Oak Parent or Summit and/or any of their respective past, present or future Representatives, without the prior written consent of each of the Parties. 6.21 SMC Stockholder Approval. As promptly as practicable following the Execution Date, SMC shall (i) prepare and file with the SEC, a preliminary proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the issuance of the Equity Consideration as contemplated by this Agreement and (ii) following the completion of the SEC review and comment(s) thereon, file with the SEC and distribute to the SMC Stockholders the definitive proxy statement. Each of SMC and, to the extent required, Tall Oak Parent, shall cooperate and consult with each other in connection with the preparation and filing of the proxy statement, including promptly furnishing to each other in writing upon request any and all proxies, information or disclosures relating to a party or its Affiliates, directors or officers as may be required to be set forth therein, as applicable, under applicable Law. As promptly as reasonably practicable after all comments, if any, received from the SEC or the staff of the SEC have been cleared by the SEC with respect to the preliminary proxy statement, SMC shall file the definitive proxy statement with the SEC and cause such definitive proxy statement to be mailed to the holders of the Common Stock (the “SMC Stockholders”). SMC shall, as soon as practicable following the date of this Agreement, establish a record date for, duly call, give notice of, convene and hold a special meeting of the SMC Stockholders (the “SMC Stockholders Meeting”) for the purpose of obtaining the SMC Stockholder Approval. Subject to Section 6.22, SMC shall, through its board of directors, recommend to the SMC Stockholders approval of the issuance of the Equity Consideration as contemplated by this Agreement (the “SMC Board Recommendation”). Unless the board of directors of SMC has adopted or effected a SMC Adverse Recommendation Change in accordance with Section 6.22, SMC shall use its commercially reasonable efforts to solicit from the SMC Stockholders proxies in favor of the SMC Stockholders proposal and to take all other action necessary or advisable to secure the SMC Stockholder Approval. The proxy statement shall include, subject to Section 6.22, the SMC Board Recommendation. Notwithstanding anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with Section 7.1, SMC shall submit this Agreement for approval by the SMC Stockholders at such SMC Stockholders Meeting. Notwithstanding anything in this Agreement to the contrary, SMC may postpone or adjourn the SMC Stockholders Meeting (i) to solicit additional proxies for the purpose of obtaining the SMC Stockholder Approval, (ii) for the absence of a quorum, (iii) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that SMC has determined after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the SMC Stockholders prior to the SMC Stockholders Meeting, or (iv) if SMC has delivered any notice contemplated by Section 6.22 and the time periods contemplated by Section 6.22 have not expired.

102 6.22 SMC Adverse Recommendation Change. (a) Notwithstanding any other provision of this Agreement, at any time prior to obtaining the SMC Stockholder Approval, the board of directors of SMC may adopt or effect a SMC Adverse Recommendation Change if the board of directors of SMC, after consultation with, and receipt of recommendation from, Summit’s financial advisor and outside legal counsel, determines in good faith that the failure to take such action would not be in the best interest of Summit and would be inconsistent with its duties under the Charter and Bylaws and fiduciary duties under applicable Law and after such determination by the board of directors of SMC, SMC shall promptly (and in any event within two (2) Business Days) provide written notice to Tall Oak Parent of the SMC’s board of directors’ intention to adopt or effect a SMC Adverse Recommendation Change. (b) During the period that commences on the date of delivery of such written notice to Tall Oak Parent and ends at 11:59 P.M. Central time on the date that is the tenth Business Day following the date of such delivery (the “Notice Period”), Summit shall (1) negotiate with Tall Oak Parent in good faith to make such adjustments to the terms and conditions of this Agreement as would permit the board of directors of SMC not to effect a SMC Adverse Recommendation Change; and (2) keep Tall Oak Parent reasonably informed with respect to the status and changes in the material terms and conditions of such proposed SMC Adverse Recommendation Change or other change in circumstances related thereto. (c) If the board of directors of SMC shall have considered in good faith all revisions to the terms of this Agreement offered in writing by Tall Oak Parent and, at the end of the Notice Period, shall have determined in good faith, after consultation with, and receipt of recommendation from, Summit’s financial advisor and outside legal counsel, that failure to effect a SMC Adverse Recommendation Change would not be in the best interest of Summit and would be inconsistent with its duties under applicable Law even if such revisions were to be given effect, the board of directors of SMC may proceed with effectuating a SMC Adverse Recommendation Change. (d) Nothing contained in this Agreement shall prevent SMC or the board of directors of SMC from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to a proposed SMC Adverse Recommendation Change if the board of directors of SMC determines in good faith (after consultation with outside legal counsel) that its failure to do so would be reasonably likely to constitute a violation of applicable Law. 6.23 Board Designees. As soon as practicable following the Execution Date, but no later than fifteen (15) Business Days following the Execution Date, Tall Oak Parent shall provide to SMC a list of those individuals that Tall Oak Parent proposes to appoint the board of directors of SMC. 6.24 Management Aggregator Redemption. If requested in writing by Tall Oak Parent no later than two (2) Business Days prior to the Closing Date, SMC and SMLP will (a) cause any

103 SMLP Common Units (and the corresponding shares of SMC Class B Common Stock) received by Tall Oak Parent pursuant to Section 2.1(b) that are distributed by Tall Oak Parent to Management Aggregator on the Closing Date to be redeemed as soon as reasonably practicable by Summit following the Closing (in any event within four (4) Business Days after the Closing) on the terms set forth in Section 11.01 of the A&R Partnership Agreement and (b) in consideration for such redemption cause to be issued to Management Aggregator as soon as reasonably practicable by Summit following the Closing (in any event within four (4) Business Days after the Closing) a corresponding number of shares of Common Stock on the terms set forth in Section 11.01 of the A&R Partnership Agreement. In furtherance of the foregoing, SMC and SMLP hereby waive any requirement to deliver any Redemption Notice (as defined in the A&R Partnership Agreement) or other waiting or notice periods under the A&R Partnership Agreement that would otherwise be applicable to such redemption and agree to cause Common Stock to be issued to Management Aggregator on the Closing Date on the terms set forth in this Section 6.24; provided, that, nothing in this Section 6.24 shall limit the right of Tall Oak Parent to revoke its election prior to the consummation of such redemption under the circumstances set forth in Section 11.01(c) of the A&R Partnership Agreement. 6.25 Required Third Party Consents and Required Notifications. As soon as reasonably practicable following the Execution Date, Tall Oak Parent shall, and shall cause its Affiliates to, use commercially reasonable efforts to obtain all Required Third-Party Consents and to make all Required Notifications set forth on Schedule 2.4(c)(iii) prior to the Closing. In the event that any Third-Party Consents are not obtained prior to the Closing, from and after the Closing Date, Tall Oak Parent shall, and shall cause its Affiliates to, cooperate with Summit and the Target Companies and use commercially reasonable efforts to assist Summit and the Target Companies to obtain any such Required Third-Party Consents and to do any and all such further acts and things as may be reasonably necessary to effect completely the intent of this Section 6.25. 6.26 Transferred Items. Prior to the Closing, Tall Oak Parent shall, or shall cause its applicable Affiliates to, use commercially reasonable efforts to transfer (which may be implemented pursuant to an assignment, partial assignment, novation or otherwise, in each case, in form and substance reasonably acceptable to Summit) (“Transfer”), any Authorizations that are currently in the name of Tall Oak Parent or another Person but which are primarily related to the Business and should be in the name of a Target Company to the Target Company designated by Summit; provided that, to the extent any such Transfer requires the consent of a Third Party, Tall Oak Parent shall, or shall cause its applicable Affiliate to, at Summit’s election, (a) reasonably cooperate with Summit’s efforts prior to and following Closing to obtain the applicable consent or consents required for such Transfer or (b) enter into such alternative arrangements (at Summit’s sole cost and expense) that provide the applicable Target Company with rights and obligations substantially similar to those that such Target Company would have if the Transfer had occurred prior to the Closing; provided, further, that if Tall Oak Parent becomes aware prior to or after Closing of any other Contract or Authorization that a Target Company is not a party to or any asset that is not currently held by any Target Company but which, in either case, is material to the Business, then Tall Oak Parent shall provide prompt written notice to Summit.

104 ARTICLE VII TERMINATION 7.1 Termination at or Prior to the Closing. This Agreement may be terminated prior to the Closing: (a) by the mutual written consent of all Parties; (b) by any Party, by written notice to the other Parties, at any time after the Outside Date, if the Closing has not been consummated on or before the Outside Date; provided, that the right to terminate this Agreement under this Section 7.1(b) will not be available to (i) a Party if the failure to consummate the Closing by the Outside Date was primarily caused by the failure of such Party to perform or comply in any material respect with any of the covenants, agreements, obligations or conditions of this Agreement to be performed or complied with by such Party prior to the Closing or (ii) a Party if another Party has filed (and is then actively pursuing) an action before a Governmental Authority in good faith seeking specific performance as permitted by Section 9.13; (c) by any Party, by written notice to the other Parties, if any Governmental Authority has issued, enacted, entered, promulgated or enforced any Law or issued any Order, in either case, that is final and non-appealable and that has not been vacated, withdrawn or overturned (other than a temporary restraining order), restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to a Party if the issuance or promulgation of such Law or Order was primarily due to the failure of such Party to perform or comply with any of the covenants, agreements, obligations or conditions of this Agreement to be performed or complied with by such Party prior to the Closing; (d) by Tall Oak Parent, by written notice to Summit, if Summit has breached any of its applicable representations or warranties set forth in this Agreement (or if any such representations or warranties fail to be true) or Summit has failed to perform any of its applicable covenants or agreements set forth in this Agreement, which breach or failure (A) would (if it occurred or was continuing as of the Closing Date) give rise to the failure of a condition set forth in Section 2.4(b)(i) or Section 2.4(b)(ii) of this Agreement and (B) is incapable of being cured, or is not cured by Summit by the earlier of (x) the Outside Date and (y) 30 days following receipt of written notice from Tall Oak Parent of such breach or failure; (e) by Summit, by written notice to Tall Oak Parent, if Tall Oak Parent has breached any of its representations or warranties set forth in this Agreement (or if any such representations or warranties fail to be true) or has failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure (i) would (if it occurred or was continuing as of the Closing Date) give rise to the failure of a condition set forth in Section 2.4(c)(i) or Section 2.4(c)(ii) and (ii) is incapable of being cured, or is not cured by Tall Oak Parent by the earlier of (A) the Outside Date and (B) 30 days following receipt of written notice from Summit of such breach or failure;

105 (f) by Tall Oak Parent, by written notice to Summit, if (i) all of the conditions set forth in Section 2.4(a) and Section 2.4(c) have been and continue to be satisfied (other than such conditions as, by their nature, are to be satisfied by the delivery of documents or the taking of any other action at the Closing, but subject to the satisfaction (or waiver) of such conditions at the Closing) and the Closing has not occurred by the time required under Section 2.1(a), (ii) Tall Oak Parent has confirmed by irrevocable written notice (a “Tall Oak Closing Notice”) delivered to Summit that (A) all conditions set forth in Section 2.4(a) and Section 2.4(b) have been and remain satisfied (other than such conditions as, by their nature, are to be satisfied by the delivery of documents or the taking of any other action at the Closing, but subject to the satisfaction (or waiver) of such conditions at the Closing) or that Tall Oak Parent is prepared to irrevocably waive any unsatisfied conditions in Section 2.4(b) of this Agreement as of the Closing and (B) Tall Oak Parent stands ready, willing and able to consummate the Closing on the date of such notice and at all times during the five Business Day period immediately thereafter, and (iii) Summit fails to consummate the transactions contemplated by this Agreement within such five Business Day period after the date of the delivery of a Tall Oak Closing Notice; (g) by Summit, by written notice to Tall Oak Parent, if (i) all of the conditions set forth in Section 2.4(a) and Section 2.4(b) of this Agreement have been and continue to be satisfied (other than such conditions as, by their nature, are to be satisfied by the delivery of documents or the taking of any other action at the Closing, but subject to the satisfaction (or waiver) of such conditions at the Closing) and the Closing has not occurred by the time required under Section 2.1(a), (ii) Summit has confirmed by irrevocable written notice (a “Summit Closing Notice”) delivered to Tall Oak Parent that (A) all conditions set forth in Section 2.4(c) of this Agreement have been and remain satisfied (other than such conditions as, by their nature, are to be satisfied by the delivery of documents or the taking of any other action at the Closing, but subject to the satisfaction (or waiver) of such conditions at the Closing) or Summit is prepared to irrevocably waive any unsatisfied conditions in Section 2.4(c) of this Agreement as of the Closing and (B) Summit stands ready, willing and able to consummate the Closing on the date of such notice and at all times during the five Business Day period immediately thereafter, and (iii) Tall Oak Parent fails to consummate the transactions contemplated by this Agreement within such five Business Day period after the date of the delivery of the Summit Closing Notice; (h) by Summit or Tall Oak Parent if the SMC Stockholders Meeting shall have concluded and the SMC Stockholder Approval shall not have been obtained; or (i) by Summit if a SMC Adverse Recommendation Change shall have occurred. 7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof will be given to the other Parties, specifying the provision of this Agreement pursuant to which such termination is made, and this Agreement shall forthwith become void and there shall be no further obligation on the part of any Party or its respective Representatives, except that (a) nothing herein shall relieve a Party from any Liability for any Fraud or Willful Breach of this Agreement occurring prior to such termination and all rights and remedies of a non-breaching Party under this Agreement in the case of any such breach at law and

106 in equity shall be preserved and (b) the provisions of Section 6.3(d), Section 6.3(e), Section 6.3(i), Section 6.3(j), Section 6.9, this Section 7.2, Section 7.3, Section 7.4 and Article IX (and any defined terms necessary to interpret such Sections) shall survive any termination of this Agreement. Upon the termination of this Agreement, Tall Oak Parent shall be free to enjoy immediately all rights of ownership of the Target Companies, the Tall Oak Interests and the Assets and to own, manage, operate, sell, transfer, encumber or otherwise dispose of the same to any Person without any restriction under this Agreement. 7.3 Break Fee. Notwithstanding anything herein to the contrary, if this Agreement is terminated by Summit pursuant to Section 7.1(i), then, within three (3) Business Days of such SMC Adverse Recommendation Change being consummated, and Summit’s receipt of Tall Oak Parent’s wire instructions, Summit shall pay Tall Oak Parent an aggregate amount equal to $15,000,000 (the “Break Up Fee”) by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by Tall Oak Parent to Summit. The Break Up Fee and this Section 7.3 shall be Tall Oak Parent’s sole and exclusive remedy in connection with a termination of this Agreement pursuant to Section 7.1(i) with the Break Up Fee constituting liquidated damages in lieu of any other damages or remedies available at Law or in equity, including any right of specific performance or other equitable relief against Summit or any of its Affiliates. Upon Tall Oak Parent’s receipt of the Break Up Fee, neither Summit nor any of its Affiliates shall have any liability or obligation to Tall Oak Parent relating to or arising out of this Agreement or the transactions contemplated hereby. UPON TALL OAK PARENT’S RECEIPT OF THE BREAK UP FEE, ALL OTHER RIGHTS AND REMEDIES AT LAW OR IN EQUITY BEING HEREBY EXPRESSLY DISCLAIMED AND WAIVED BY TALL OAK PARENT, TALL OAK PARENT (ON THEIR BEHALF AND ON BEHALF OF THEIR AFFILIATES) RELEASES SUMMIT, THE SUMMIT COMPANIES AND EACH OF THEIR AFFILIATES, WAIVES ANY RIGHT OF RECOVERY FOR AND AGREES NOT TO SEEK ANY RECOVERY FOR ANY LOSS SUFFERED AS A RESULT OF ANY BREACH OF ANY COVENANT, OBLIGATION, REPRESENTATION OR WARRANTY IN THIS AGREEMENT OR THE FAILURE OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT TO BE CONSUMMATED, OR IN RESPECT OF ANY ORAL REPRESENTATION MADE OR ALLEGED TO HAVE BEEN MADE IN CONNECTION HEREWITH. IT IS EXPRESSLY STIPULATED BY THE PARTIES THAT THE ACTUAL AMOUNT OF DAMAGES RESULTING FROM THE FAILURE TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREUNDER AT CLOSING WOULD BE DIFFICULT IF NOT IMPOSSIBLE TO DETERMINE ACCURATELY BECAUSE OF THE UNIQUE NATURE OF THIS AGREEMENT, THE UNIQUE NATURE OF SUMMIT, THE UNCERTAINTIES OF APPLICABLE COMMODITY MARKETS AND DIFFERENCES OF OPINION WITH RESPECT TO SUCH MATTERS, AND THAT THE LIQUIDATED DAMAGES PROVIDED FOR HEREIN ARE A REASONABLE ESTIMATE BY THE PARTIES OF SUCH DAMAGES UNDER THE CIRCUMSTANCES AND DO NOT CONSTITUTE A PENALTY. 7.4 Return of Documentation and Confidentiality. Upon termination of this Agreement, each Party (as receiving party) shall, at the option of such Party, return or destroy all title, engineering, data, assessments, reports, records, materials, maps and other information furnished to such receiving Party by the disclosing Party and all reports prepared by Third Parties on behalf of the receiving Party in connection with its due diligence investigation of the transactions contemplated by this Agreement, in each case in accordance with, and subject to the terms of, the

107 Confidentiality Agreement, and upon request, a Representative of such Party shall confirm the same to the other Party in writing. ARTICLE VIII SURVIVAL AND REMEDIES; INDEMNIFICATION 8.1 No Survival. Except as otherwise expressly provided in this Section 8.1, each of the representations, warranties, covenants and agreements (to the extent such covenant or agreement contemplates or requires performance by a Party on or prior to the Closing) of the Parties set forth in this Agreement or any certificate delivered hereunder will terminate as of the Closing such that no Claim for breach of any such representation, warranty, covenant or agreement, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought with respect thereto after the Closing, except in the case of Fraud. Each covenant and agreement that by its nature contemplates performance at or after the Closing will, in each case and to such extent, expressly survive the Closing in accordance with its terms until fully performed, and the covenants set forth in Section 6.1(b)(xvi) and (xx) will expressly survive the Closing in accordance with its terms until thirty (30) days after the Closing, and no Party shall have any Liability or other obligation with respect to any such surviving covenant thereafter, it being understood that nothing in this Section 8.1 will be deemed to limit any rights or remedies of any Person for breach of any such surviving covenant or agreement until fully performed. 8.2 Waiver and Release; Disclaimer. (a) Effective as of the Closing, Tall Oak Parent and its Affiliates (other than the Target Companies), on the one hand, and Summit and its Subsidiaries (including the Target Companies), on the other hand, in each case on behalf of themselves and each of their respective Affiliates (each, a “Releasor”), unconditionally and irrevocably acquit, remise, waive, discharge and forever release to the fullest extent permitted by Law, the other Party/ies that are on the other hand, its/their Affiliates (including, with respect to Summit, the Target Companies) and its and their respective Representatives (collectively, the “Released Parties”) from any and all Claims and Liabilities, including those arising under any Law or Contract, that in any way arise out of, relate to, result from or that are in connection with the Tall Oak Interests, the Target Companies, Summit, the Summit Companies, the Assets or the Business, in each case, whether arising prior to or after the Closing (the “Released Claims and Liabilities”). The Parties further covenant and agree not to bring or threaten to bring or otherwise join in any Claim against any of the Released Parties that in any way arises out of, relates to, results from or is in connection with any Released Claims and Liabilities, and each of the Parties represents that none of the Releasors has assigned any such Claims to any Person. Each Party, on behalf of itself and each Releasor, hereby expressly covenants and agrees that neither it nor any other Releasor shall seek (and shall cause each other Releasor not to seek) to recover any amounts in connection with any Released Claims and Liabilities from any of the Released Parties. (b) Notwithstanding the foregoing, the Released Claims and Liabilities acquitted, remised, discharged and released pursuant to this Section 8.2 shall not include any rights of any Person providing such a release that are expressly provided under this Agreement, the Transaction Documents, the Confidentiality Agreement or for Fraud.

108 (c) WITHOUT LIMITING THE EXPRESS REPRESENTATIONS AND WARRANTIES, RIGHTS AND REMEDIES SET FORTH IN THIS AGREEMENT, SUMMIT ACKNOWLEDGES THAT: (I) THE ASSETS HAVE BEEN USED FOR HYDROCARBON MIDSTREAM OPERATIONS AND PHYSICAL CHANGES IN THE ASSETS AND IN THE LANDS BURDENED THEREBY MAY HAVE OCCURRED AS A RESULT OF SUCH USES; (II) THE ASSETS INCLUDE ABOVE- GROUND AND BURIED PIPELINES AND OTHER EQUIPMENT, THE LOCATIONS OF WHICH MAY NOT BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE ASSETS OR THE LANDS BURDENED THEREBY; AND (III) THE ASSETS HAVE BEEN USED FOR THE TRANSPORTATION, TREATMENT, STORAGE AND PROCESSING OF CRUDE OIL, NATURAL GAS AND NATURAL GAS LIQUIDS AND THAT THERE MAY BE PETROLEUM, WASTES OR OTHER SUBSTANCES OR MATERIALS LOCATED IN, ON OR UNDER OR ASSOCIATED WITH THE ASSETS; NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF PIPE, MATERIALS AND EQUIPMENT AS SCALE, OR IN OTHER FORMS; THE EQUIPMENT LOCATED ON THE REAL PROPERTY OR INCLUDED IN THE ASSETS MAY CONTAIN ASBESTOS, NORM AND OTHER WASTES OR REGULATED SUBSTANCES; NORM-CONTAINING MATERIAL OR OTHER WASTES OR REGULATED SUBSTANCES MAY HAVE COME IN CONTACT WITH VARIOUS ENVIRONMENTAL MEDIA, INCLUDING WATER, SOILS OR SEDIMENT; AND SPECIAL PROCEDURES MAY BE REQUIRED FOR THE ASSESSMENT, REMEDIATION, REMOVAL, TRANSPORTATION OR DISPOSAL OF ENVIRONMENTAL MEDIA, WASTES, ASBESTOS, NORM AND OTHER REGULATED SUBSTANCES FROM THE ASSETS. EXCEPT FOR THE SPECIFIC REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY TALL OAK PARENT IN ARTICLE III AND ARTICLE IV AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, (A) SUMMIT EXPRESSLY ACKNOWLEDGES AND AGREES THAT (A) NEITHER TALL OAK PARENT NOR ANY TARGET COMPANY IS MAKING OR HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF TALL OAK PARENT, THE TALL OAK INTERESTS, THE ASSETS, THE TARGET COMPANIES, OR THE TARGET COMPANIES’ BUSINESSES, LIABILITIES, OPERATIONS, PROSPECTS OR CONDITION (FINANCIAL OR OTHERWISE), INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY ASSETS, THE NATURE OR EXTENT OF ANY LIABILITIES, THE BUSINESS OR FINANCIAL PROSPECTS, THE EFFECTIVENESS OR THE SUCCESS OF ANY OPERATIONS OR THE ACCURACY OR COMPLETENESS OF ANY CONFIDENTIAL INFORMATION MEMORANDA, DOCUMENTS, PROJECTIONS, MATERIAL OR OTHER INFORMATION (FINANCIAL OR OTHERWISE) REGARDING THE TARGET COMPANIES FURNISHED TO SUMMIT OR SUMMIT’S REPRESENTATIVES OR MADE AVAILABLE TO SUMMIT OR SUMMIT’S REPRESENTATIVES IN ANY “DATA ROOMS,” “VIRTUAL DATA ROOMS,” MANAGEMENT PRESENTATIONS OR IN ANY OTHER FORM IN EXPECTATION OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREBY, AND (B) NO REPRESENTATIVE OF TALL OAK PARENT OR THE TARGET COMPANIES (OR

109 ANY OF THEIR RESPECTIVE AFFILIATES) HAS ANY AUTHORITY, EXPRESS OR IMPLIED, TO MAKE ANY REPRESENTATIONS, WARRANTIES OR AGREEMENTS NOT SPECIFICALLY SET FORTH IN THIS AGREEMENT AND SUBJECT TO THE LIMITED REMEDIES HEREIN PROVIDED; (B) SUMMIT SPECIFICALLY DISCLAIMS THAT IT IS RELYING UPON OR HAS RELIED UPON ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES THAT MAY HAVE BEEN MADE BY ANY PERSON, AND ACKNOWLEDGES AND AGREES THAT TALL OAK PARENT AND THE TARGET COMPANIES HAVE SPECIFICALLY DISCLAIMED AND DO SPECIFICALLY DISCLAIM ANY SUCH OTHER REPRESENTATION OR WARRANTY MADE BY ANY PERSON; (C) SUMMIT SPECIFICALLY DISCLAIMS ANY OBLIGATION OR DUTY BY TALL OAK PARENT OR THE TARGET COMPANIES TO MAKE ANY DISCLOSURES OF FACT NOT REQUIRED TO BE DISCLOSED PURSUANT TO THE SPECIFIC REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III AND ARTICLE IV OF THIS AGREEMENT AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, AND SUMMIT HAS NOT RELIED UPON THE ABSENCE OF A DISCLOSURE OF ANY SPECIFIC FACT; AND (D) SUMMIT IS ACQUIRING THE TALL OAK INTERESTS SUBJECT ONLY TO THE SPECIFIC REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III AND ARTICLE IV OF THIS AGREEMENT AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, AND AS FURTHER LIMITED BY THE SPECIFICALLY BARGAINED-FOR EXCLUSIVE REMEDIES AS SET FORTH IN THIS ARTICLE VIII. (d) EXCEPT AS EXPRESSLY SET OUT IN ARTICLE III AND ARTICLE IV AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, TALL OAK PARENT AND THE TARGET COMPANIES MAKE NO REPRESENTATION, COVENANT, OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA OR RECORDS DELIVERED TO, OR MADE AVAILABLE TO, SUMMIT WITH RESPECT TO, (I) THE TARGET COMPANIES, INCLUDING ANY DESCRIPTION OF THE TARGET COMPANIES, THE ASSETS OR PRICING ASSUMPTIONS, OR (II) FUTURE REVENUES, RESULTS OF OPERATIONS, OR OTHER RESULTS WITH RESPECT TO ANY PROJECTION OR FORECAST DELIVERED TO, OR MADE AVAILABLE TO, SUMMIT BY OR ON BEHALF OF TALL OAK PARENT OR ANY OF ITS AFFILIATES, AND SUMMIT ACKNOWLEDGES THAT (A) THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE SUCH PROJECTIONS AND FORECASTS, (B) SUMMIT IS FAMILIAR WITH SUCH UNCERTAINTIES, AND (C) SUMMIT IS TAKING FULL RESPONSIBILITY FOR MAKING ITS OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL SUCH PROJECTIONS AND FORECASTS FURNISHED. (e) WITHOUT LIMITING THE EXPRESS REPRESENTATIONS AND WARRANTIES, RIGHTS AND REMEDIES SET FORTH IN THIS AGREEMENT, TALL OAK PARENT ACKNOWLEDGES THAT: (I) SUMMIT’S ASSETS HAVE BEEN USED FOR HYDROCARBON MIDSTREAM OPERATIONS AND PHYSICAL CHANGES IN THE ASSETS AND IN THE LANDS BURDENED THEREBY MAY

110 HAVE OCCURRED AS A RESULT OF SUCH USES; (II) THE ASSETS INCLUDE ABOVE-GROUND AND BURIED PIPELINES AND OTHER EQUIPMENT, THE LOCATIONS OF WHICH MAY NOT BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE ASSETS OR THE LANDS BURDENED THEREBY; AND (III) SUMMIT’S ASSETS HAVE BEEN USED FOR THE TRANSPORTATION, TREATMENT, STORAGE AND PROCESSING OF CRUDE OIL, NATURAL GAS AND NATURAL GAS LIQUIDS AND THAT THERE MAY BE PETROLEUM, WASTES OR OTHER SUBSTANCES OR MATERIALS LOCATED IN, ON OR UNDER OR ASSOCIATED WITH THE ASSETS; NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF PIPE, MATERIALS AND EQUIPMENT AS SCALE, OR IN OTHER FORMS; THE EQUIPMENT LOCATED ON THE REAL PROPERTY OR INCLUDED IN THE ASSETS MAY CONTAIN ASBESTOS, NORM AND OTHER WASTES OR REGULATED SUBSTANCES; NORM-CONTAINING MATERIAL OR OTHER WASTES OR REGULATED SUBSTANCES MAY HAVE COME IN CONTACT WITH VARIOUS ENVIRONMENTAL MEDIA, INCLUDING WATER, SOILS OR SEDIMENT; AND SPECIAL PROCEDURES MAY BE REQUIRED FOR THE ASSESSMENT, REMEDIATION, REMOVAL, TRANSPORTATION OR DISPOSAL OF ENVIRONMENTAL MEDIA, WASTES, ASBESTOS, NORM AND OTHER REGULATED SUBSTANCES FROM THE ASSETS. EXCEPT FOR THE SPECIFIC REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY SUMMIT IN ARTICLE V AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, (A) TALL OAK PARENT EXPRESSLY ACKNOWLEDGES AND AGREES THAT (1) NEITHER SUMMIT OR SUMMIT GP NOR ANY SUMMIT COMPANY IS MAKING OR HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF SUMMIT, THE SUMMIT COMPANIES, SUMMIT’S ASSETS OR BUSINESSES, LIABILITIES, OPERATIONS, PROSPECTS OR CONDITION (FINANCIAL OR OTHERWISE), INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY ASSETS, THE NATURE OR EXTENT OF ANY LIABILITIES, THE BUSINESS OR FINANCIAL PROSPECTS, THE EFFECTIVENESS OR THE SUCCESS OF ANY OPERATIONS OR THE ACCURACY OR COMPLETENESS OF ANY CONFIDENTIAL INFORMATION MEMORANDA, DOCUMENTS, PROJECTIONS, MATERIAL OR OTHER INFORMATION (FINANCIAL OR OTHERWISE) REGARDING SUMMIT FURNISHED TO TALL OAK PARENT OR THEIR REPRESENTATIVES OR MADE AVAILABLE TO TALL OAK PARENT OR THEIR REPRESENTATIVES IN ANY “DATA ROOMS,” “VIRTUAL DATA ROOMS,” MANAGEMENT PRESENTATIONS OR IN ANY OTHER FORM IN EXPECTATION OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREBY, AND (2) NO REPRESENTATIVE OF SUMMIT OR SUMMIT GP (OR ANY OF THEIR RESPECTIVE AFFILIATES) HAS ANY AUTHORITY, EXPRESS OR IMPLIED, TO MAKE ANY REPRESENTATIONS, WARRANTIES OR AGREEMENTS NOT SPECIFICALLY SET FORTH IN THIS AGREEMENT AND SUBJECT TO THE LIMITED REMEDIES HEREIN PROVIDED; (B) TALL OAK PARENT SPECIFICALLY DISCLAIMS THAT IT IS RELYING UPON OR HAS RELIED UPON ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES THAT

111 MAY HAVE BEEN MADE BY ANY PERSON, AND ACKNOWLEDGES AND AGREES THAT SUMMIT AND SUMMIT GP HAVE SPECIFICALLY DISCLAIMED AND DO SPECIFICALLY DISCLAIM ANY SUCH OTHER REPRESENTATION OR WARRANTY MADE BY ANY PERSON; (C) TALL OAK PARENT SPECIFICALLY DISCLAIMS ANY OBLIGATION OR DUTY BY SUMMIT OR SUMMIT GP TO MAKE ANY DISCLOSURES OF FACT NOT REQUIRED TO BE DISCLOSED PURSUANT TO THE SPECIFIC REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE V OF THIS AGREEMENT AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, AND TALL OAK PARENT HAS NOT RELIED UPON THE ABSENCE OF A DISCLOSURE OF ANY SPECIFIC FACT; AND (D) TALL OAK PARENT IS ACQUIRING THE SMC CLASS B COMMON STOCK AND SMLP COMMON UNITS SUBJECT ONLY TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. (f) EXCEPT AS EXPRESSLY SET OUT IN ARTICLE V AND IN ANY CERTIFICATE REQUIRED TO BE DELIVERED HEREUNDER, SUMMIT AND SUMMIT GP MAKE NO REPRESENTATION, COVENANT, OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA OR RECORDS DELIVERED TO, OR MADE AVAILABLE TO, TALL OAK PARENT WITH RESPECT TO, SUMMIT, INCLUDING ANY DESCRIPTION OF SUMMIT, ITS ASSETS OR PRICING ASSUMPTIONS, OR (II) FUTURE REVENUES, RESULTS OF OPERATIONS, OR OTHER RESULTS WITH RESPECT TO ANY PROJECTION OR FORECAST DELIVERED TO, OR MADE AVAILABLE TO, TALL OAK PARENT BY OR ON BEHALF OF SUMMIT OR SUMMIT GP OR ANY OF ITS AFFILIATES, AND TALL OAK PARENT ACKNOWLEDGES THAT (A) THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE SUCH PROJECTIONS AND FORECASTS, (B) TALL OAK PARENT IS FAMILIAR WITH SUCH UNCERTAINTIES, AND (C) TALL OAK PARENT IS TAKING FULL RESPONSIBILITY FOR MAKING ITS OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL SUCH PROJECTIONS AND FORECASTS FURNISHED. ARTICLE IX MISCELLANEOUS PROVISIONS 9.1 Assignment. No Party may assign this Agreement or any of its rights or obligations arising hereunder without the prior written consent of the other Parties; provided, that Summit may with the written consent of Tall Oak Parent (not to be unreasonably withheld, conditioned or delayed), assign its rights and obligations hereunder to another wholly-owned Subsidiary of Summit if such assignment will not cause or result in any material delays to Closing; provided, however, that no such assignment will relieve Summit or any of its Affiliates of any of its or their obligations hereunder. Subject to the preceding sentences of this Section 9.1, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns permitted pursuant to this Section 9.1. Any purported assignment not expressly permitted under this Section 9.1 shall be null and void.

112 9.2 Amendments and Waiver. This Agreement may be amended, superseded or otherwise modified only by a written instrument duly executed by each Party, specifically stating that it amends, supersedes or otherwise modifies this Agreement. Any of the terms of this Agreement and any condition to a Party’s obligations hereunder may be waived only in writing by the Party entitled to the benefit of such term or condition specifically stating that it waives such term or condition hereof. No waiver by a Party of any one or more conditions or defaults by the other in performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future conditions or defaults, whether of a like or different character, nor shall a waiver constitute a continuing waiver unless otherwise expressly provided in writing. Unless otherwise specified in this Agreement, no failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. 9.3 Entire Agreement. This Agreement (together with any Exhibits and Schedules hereto), the other Transaction Documents (once executed and delivered in accordance with this Agreement) and the Confidentiality Agreement contain the entire understanding of the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. 9.4 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible. 9.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement may be executed and delivered by email or other electronic transmission (including in portable document format (.pdf)), and delivery of the executed signature page by such method will be deemed to have the same effect as if an original signature had been delivered to the other Parties. 9.6 Governing Law and Dispute Resolution. (a) Governing Law. THIS AGREEMENT, THE TRANSACTION DOCUMENTS AND THE PERFORMANCE OF THE TRANSACTIONS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE TRANSACTION DOCUMENTS WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. ANY AND ALL CLAIMS, CONTROVERSIES AND CAUSES OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR STATUTE AND ANY AND ALL PROCEEDINGS RELATED THERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE,

113 INCLUDING ITS STATUTES OF LIMITATIONS, WITHOUT GIVING EFFECT TO ANY CONFLICT-OF-LAWS OR OTHER RULES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OR STATUTES OF LIMITATIONS OF A DIFFERENT JURISDICTION. (b) Consent to Jurisdiction. The Parties irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, over any dispute and/or Proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, and each Party irrevocably agrees that all claims in respect of such dispute may be heard and determined in such courts. The Parties irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement brought in such courts or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the Parties consents to process being served by any Party to this Agreement in any Proceeding of the nature specified in this Section 9.6(b) in the manner specified by the provisions of Section 9.7. (c) Waiver of Jury Trial. EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH OF THE PARTIES KNOWINGLY AND INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY PROCEEDING UNDER, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. (d) Settlement Proceedings. All aspects of any voluntary resolution or settlement of any Proceeding relating to this Agreement in any way, including the negotiations, communications, offers, statements and/or other documents provided to a mediator or otherwise used during mediation, and any executed settlement agreements, if any, pursuant to this Section 9.6 shall be held confidential, except to the extent required by applicable Law and except that the Parties may disclose such terms to their respective Representatives as necessary in connection with the ordinary conduct of their respective businesses (so long as such Persons agree to keep the terms of any settlement confidential), by each Party and shall be treated as compromise and settlement negotiations for the purposes of the federal and state rules of evidence. 9.7 Notices and Addresses. Any notice, request, instruction, waiver or other communication to be given hereunder by any Party shall be in writing and shall be considered duly delivered if personally delivered, mailed by certified mail with the postage prepaid (return receipt requested), sent by messenger or overnight delivery service, or sent by e-mail (without notice of failed delivery) to the addresses of the Parties as follows:

114 If to Summit or, after the Closing, the Target Companies: Summit Midstream Corporation 910 Louisiana Street, Suite 4200 Houston, TX 77002 Attention: Legal Department Email: Legal@summitmidstream.com with a copy (which shall not constitute notice) to: Locke Lord LLP 600 Travis Street Suite 2800 Houston, Texas 77002 Attention: H. William Swanstrom; Jennie Simmons Email: bswanstrom@lockelord.com; Jennie.simmons@lockelord.com If to Tall Oak Parent or, prior to the Closing, the Target Companies: Tall Oak Midstream Holdings, LLC 2575 Kelley Pointe Parkway, Suite 340 Edmond, Oklahoma 73013 Attention: Max J. Myers Email: mmyers@talloakmidstream.com and Tailwater Capital LLC 2021 McKinney Avenue, Suite 1250 Dallas, Texas 75201 Attention: Jason Downie; Stephen Lipscomb Email: jdownie@tailwatercapital.com; slipscomb@tailwatercapital.com with a copy to (which shall not constitute notice but shall be necessary for proper notice): Kirkland & Ellis LLP 4550 Travis Street Dallas, Texas 75205 Attention: Kevin T. Crews, P.C.; Adam Garmezy E-mail: kevin.crews@kirkland.com; adam.garmezy@kirkland.com or at such other address as a Party may designate by written notice to the other Party in the manner provided in this Section 9.7. Notice by mail shall be deemed to have been given and received on the third day after posting. Notice by messenger, overnight delivery service or personal delivery shall be deemed given on the date of actual delivery. Notice by email transmission shall be deemed given on the date of actual delivery when transmitted between 12:01 a.m. and 6:00 p.m. Houston,

115 Texas time on a Business Day, or at 8:00 a.m. on the following Business Day if transmitted after 6:00 p.m. 9.8 Tall Oak Parent: Legal Representation; Attorney-Client Privilege. (a) It is acknowledged by each of the Parties that Kirkland & Ellis LLP (“Tall Oak Counsel”) represented Tailwater, Tall Oak Parent, the Target Companies and their Subsidiaries in connection with the negotiation of this Agreement and the Transaction Documents. Summit agrees, and shall cause its Subsidiaries to agree, that, following consummation of the transactions contemplated by this Agreement, such representation and any prior representation of the Target Companies, Tailwater and their Subsidiaries by Tall Oak Counsel shall not preclude Tall Oak Counsel from serving as counsel to Tailwater, Tall Oak Parent or their Subsidiaries or any of their respective Affiliates or any director, manager, member, equityholder, partner, officer or employee of the foregoing, in connection with any matter in which the interests of Summit or its Affiliates, on one hand, and Tailwater, Tall Oak Parent or any of their respective Affiliates, on the other hand, are adverse, including any litigation, Claim or obligation arising out of or relating to this Agreement or the transactions contemplated by this Agreement or the Transaction Documents. (b) Summit shall not, and shall cause the Target Companies not to, seek to or have Tall Oak Counsel disqualified from representing Tailwater, Tall Oak Parent, or any of their respective Affiliates related to this Agreement based upon the prior representation of the Target Companies by Tall Oak Counsel. Each of the Parties consents thereto and waives any conflict of interest arising from such prior representation, and each of such Parties shall cause any of its Affiliates to consent to waive any conflict of interest arising from such representation. Each of the Parties acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the Parties have consulted with counsel or have been advised they should do so in connection herewith. The covenants, consent and waiver contained in this Section 9.8 shall not be deemed exclusive of any other rights to which the Tall Oak Counsel is entitled whether pursuant to law, contract or otherwise. (c) Summit and Tall Oak Parent agree that any attorney-client privilege, attorney work-product protection and expectation of client confidence (the “Privileged Information”) attaching as a result of Tall Oak Counsel’s representation of the Target Companies in connection with the negotiation of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, and all information and documents covered by such privilege or protection, shall belong to and be controlled by Tall Oak Parent and may be waived only by Tall Oak Parent, and not by any Target Company, and shall not pass to or be claimed or used by Summit, the Target Companies, or any of their respective Affiliates; provided, however, that with respect to any Privileged Information that (a) is (i) related to the Business or (ii) any Assets, Liabilities, Losses, Proceedings or other matters associated with any Target Company and (b) is only tangentially related to the transactions contemplated by this Agreement (collectively, the “Excluded Communications”), the privilege and the expectation of client confidence belongs to the applicable Target Company, may be controlled by such Target Company

116 and shall pass to and may be claimed by Summit, the Target Companies, or any of their respective Affiliates. The Privileged Information (other than the Excluded Communications) is the property of Tall Oak Parent, and, from and after the Closing Date, none of Summit, the Target Companies or any of their respective Subsidiaries or Affiliates, nor any Person purporting to act on behalf of Summit, any of the Target Companies or any of their respective Subsidiaries or Affiliates, shall seek to obtain any such Privileged Information, whether by seeking a waiver of the privilege or through other means. As to any such Privileged Information arising prior to the Closing Date, none of Summit, the Target Companies or any of their respective Subsidiaries, Affiliates, successors or assigns may disclose, use or rely on in any way any of such Privileged Information after the Closing. Tall Oak Parent and its Affiliates may not use any Privileged Information in connection with any dispute that relates in any way to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby. In the event a dispute arises between Summit, any of its Affiliates or the Target Companies, on one hand, and a Third Party, on the other hand, after the Closing, the Target Companies and their respective Subsidiaries may assert the privilege to prevent disclosure of any such Privileged Information to such Third Party; and, provided, further, that the Target Companies and their respective Subsidiaries shall not, unless required by Law, waive such privilege without Tall Oak Parent’s prior written consent. 9.9 Summit: Legal Representation; Attorney-Client Privilege. (a) It is acknowledged by each of the Parties that Locke Lord LLP (“Summit Counsel”) represented Summit and its Subsidiaries in connection with the negotiation of this Agreement and the Transaction Documents. Tall Oak Parent agrees, and shall cause its Affiliates to agree, that, following consummation of the transactions contemplated by this Agreement, such representation and any prior representation of Summit and its Subsidiaries by Summit Counsel shall not preclude Summit Counsel from serving as counsel to Summit or its Subsidiaries or any of their respective Affiliates or any director, manager, member, equityholder, partner, officer or employee of the foregoing, in connection with any matter in which the interests of Summit or its Affiliates, on one hand, and Tailwater, Tall Oak Parent or any of their respective Affiliates, on the other hand, are adverse, including any litigation, Claim or obligation arising out of or relating to this Agreement or the transactions contemplated by this Agreement or the Transaction Documents. (b) Tall Oak Parent shall not, and shall cause their Affiliates not to, seek to or have Summit Counsel disqualified from representing Summit or its Subsidiaries or any of their respective Affiliates related to this Agreement based upon the prior representation of Summit and its Subsidiaries by Summit Counsel. Each of the Parties consents thereto and waives any conflict of interest arising from such prior representation, and each of such Parties shall cause any of its Affiliates to consent to waive any conflict of interest arising from such representation. Each of the Parties acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the Parties have consulted with counsel or have been advised they should do so in connection herewith. The covenants, consent and waiver contained in this Section 9.9 shall not be deemed exclusive of any other

117 rights to which the Summit Counsel is entitled whether pursuant to law, contract or otherwise. (c) Summit and Tall Oak Parent agree that any Privileged Information attaching as a result of Summit Counsel’s representation of Summit and its Subsidiaries in connection with the negotiation of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, and all information and documents covered by such privilege or protection, shall belong to and be controlled by Summit and may be waived only by Summit, and not by Tall Oak Parent or any Target Company, and shall not pass to or be claimed or used by Tall Oak Parent or the Target Companies, or any of their respective Affiliates. Such Privileged Information is the property of Summit, and, from and after the Closing Date, none of Tall Oak Parent, the Target Companies or any of their respective Subsidiaries or Affiliates, nor any Person purporting to act on behalf of Tall Oak Parent, any of the Target Companies or any of their respective Subsidiaries or Affiliates, shall seek to obtain any such Privileged Information, whether by seeking a waiver of the privilege or through other means. As to any such Privileged Information arising prior to the Closing Date, none of Tall Oak Parent, the Target Companies or any of their respective Subsidiaries, Affiliates, successors or assigns may disclose, use or rely on in any way any of such Privileged Information after the Closing. Tall Oak Parent and its Affiliates may not use any Privileged Information in connection with any dispute that relates in any way to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby. In the event a dispute arises between Summit, any of its Affiliates or the Target Companies, on one hand, and a Third Party, on the other hand, after the Closing, the Target Companies and their respective Subsidiaries may assert the privilege to prevent disclosure of any such Privileged Information to such Third Party. 9.10 Rules of Construction; Joint Drafting; No Joint and Several Liability for Tall Oak Parent. (a) In construing and interpreting this Agreement, the following principles will be followed, in each case unless expressly provided otherwise in a particular instance: (a) the singular includes the plural and vice versa; (b) reference to a Person includes such Person’s successors and assigns but, in the case of a Party, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) reference to any gender includes each other gender and neuter forms and unless expressly provided to the contrary, if a word or phrase is defined, its other grammatical forms have a corresponding meaning; (d) references to any Exhibit, Schedule, Tall Oak Disclosure Schedule, Summit Disclosure Schedule, Section, Article, Annex, subsection and other subdivision refer to the corresponding Exhibits, Schedules, Tall Oak Disclosure Schedule, Summit Disclosure Schedule, Sections, Articles, Annexes, subsections and other subdivisions of this Agreement, unless expressly provided otherwise and the headings and captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement; (e) references in any Section, Article or definition to any clause means such clause of such Section, Article or definition; (f) “hereunder,” “hereof,” “hereto,” “hereby” and words of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement;

118 (g) references to conduct undertaken or to be undertaken “in the ordinary course” means that such conduct was or shall be undertaken in a manner consistent with past practices; (h) the word “or” is not exclusive, the word “including” (in its various forms) means “including without limitation” and the words “shall” and “will” have the equal force and effect; (i) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP; (j) references to “days” are to calendar days, unless the term “Business Days” is used; (k) all references to money and monetary figures refer to the lawful currency of the United States unless otherwise specified; (l) references to the “other Party” from the perspective of Summit refers to Tall Oak Parent, and from the perspective of Tall Oak Parent refers to Summit; (m) any reference to any federal, state, local or foreign Law shall be deemed also to refer to all rules and regulations promulgated under such Law and references to any Law or agreement means such Law or agreement as it may be amended from time to time; (n) the phrase “made available”, “delivered” or words of similar import shall mean that the documents or information referred to have been posted at least two (2) Business Days prior to the Execution Date, (1) in the case of Tall Oak Parent, to the electronic data site hosted by Datasite.com and established by Tall Oak Parent and its Representatives for the purpose of providing due diligence materials and information to Summit and its Representatives, and, (2) in the case of Summit, to the electronic data site hosted by Datasite.com and established by Summit and its Representatives for the purpose of providing due diligence materials and information to Tall Oak Parent and its Representatives; and (o) each representation and warranty in this Agreement is given independent effect so that if a particular representation and warranty proves to be incorrect or is breached, the fact that another representation and warranty concerning the same or similar subject matter is correct or is not breached, whether such other representation and warranty is more general or more specific, narrower or broader or otherwise, will not affect the incorrectness or breach of such particular representation and warranty. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. (b) The Parties have participated jointly in the negotiation and drafting of this Agreement with the assistance of counsel. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement or interim drafts of this Agreement. 9.11 Offset. Nothing contained herein shall impair or constitute a waiver of any right of offset or setoff for any Party. 9.12 No Partnership; Third-Party Beneficiaries. Other than with respect to the Intended Tax Treatment, nothing in this Agreement shall be deemed to create a joint venture, partnership or agency relationship between or among the Parties. This Agreement shall not confer upon any Person other than the Parties any rights (including third-party beneficiary rights or otherwise) or remedies under this Agreement, except that the Persons specified in each of Section 6.3(d) and Section 6.3(i) (Access to Information; Confidentiality), Section 6.7 (Continuation of Indemnity; D&O Tail Coverage), Section 6.15 (SEC Reporting and Financing Cooperation of Tall Oak

119 Parent), Section 8.2 (Waiver and Release; Disclaimer), and Section 9.15 (Non-Recourse) as third- party beneficiaries are each intended third-party beneficiaries of each such applicable provision and of this Section 9.12 (No Partnership; Third-Party Beneficiaries). 9.13 Specific Performance. Subject to Section 7.2, the Parties agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached or threatened to be breached, and further agree that monetary damages would be an inadequate remedy therefor. Accordingly, each Party agrees, on behalf of itself and its Affiliates and its and their respective Representatives, that, in the event of any non-performance or other breach or threatened breach by any Party of any of provision of this Agreement, the other Parties shall individually be entitled, prior to the valid termination of this Agreement in accordance with Section 7.1, to seek an injunction, specific performance and other equitable relief, and to enforce specifically the provisions of this Agreement, to prevent such non-performance or other breach or threatened breach of such provisions. Any Party seeking any injunction, specific performance or other equitable relief, or to enforce specifically the provisions of this Agreement, shall not be required, prior to the valid termination of this Agreement in accordance with Section 7.1, to provide any bond or other security in connection with any such injunction, specific performance or other equitable relief or enforcement. In the event that any Proceeding is brought to enforce specifically the provisions of this Agreement, no Party shall allege, and each Party, on behalf of itself and its Affiliates and its and their respective Representatives, hereby waives the defense, that there is an adequate remedy at law and agrees that it will not oppose the granting of any equitable relief on the basis that (a) a Party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties further agree that (x) by seeking the remedies provided for in this Section 9.13, a Party shall not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement, and (y) nothing contained in this Section 9.13 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 9.13 before exercising any termination right under Section 7.1 (and pursuing damages after such termination), nor shall the commencement of any action pursuant to this Section 9.13 or anything contained in this Section 9.13 restrict or limit Summit’s or Tall Oak Parent’s right to terminate this Agreement in accordance with the terms of Section 7.1 or pursue any other remedies under this Agreement that may be available then or thereafter. 9.14 Disclosure Schedule. The Disclosure Schedule to this Agreement are arranged in sections corresponding to those contained in this Agreement merely for convenience, and the disclosure of an item in one section or subsection of such Disclosure Schedule as an exception to any particular covenant, representation or warranty shall be deemed adequately disclosed as an exception with respect to all other covenants, representations or warranties, notwithstanding the presence or absence of an appropriate section or subsection of such Disclosure Schedule with respect to such other covenants, representations or warranties or an appropriate cross-reference thereto, in each case to the extent relevancy of such disclosure to such other covenants, representations or warranties is reasonably apparent on the face of such disclosure that such disclosed information is applicable thereto. Additionally, for each of the Disclosure Schedule, the mere inclusion of an item in such Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in such Disclosure Schedule, that such information is

120 required to be listed in such Disclosure Schedule or that such item (or any non-disclosed item or information of comparable or greater significance) represents a material exception or fact, event or circumstance, that such item has constituted, or is expected to constitute, a Material Adverse Effect, that such item actually constitutes noncompliance with, or a violation of, any Law, Authorization or Contract or other topic to which such disclosure is applicable or that such item is or has occurred outside the ordinary course of the Business. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Disclosure Schedule is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Disclosure Schedule in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this Agreement or included in a Disclosure Schedule is or is not material for purposes of this Agreement. Capitalized terms used in the Disclosure Schedule, unless otherwise defined therein, shall have the meanings assigned to them in this Agreement. 9.15 Non-Recourse. Without limiting Section 9.13 and except in the case of Fraud, this Agreement may only be enforced against, and any Proceeding based upon, arising out of, or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby, or the negotiation, execution or performance of this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may only be brought against, in each case, the Persons that are expressly named as parties hereto or thereto and then only with respect to the specific obligations set forth in this Agreement or the other Transaction Documents with respect to such Person. Except in the case of Fraud, no Related Person of any Party or any of their respective Affiliates (unless such Affiliate is expressly a party to this Agreement or such Transaction Document) shall have any Liability (whether in contract, tort, or statute or at law, in equity or otherwise) for any obligations or Liabilities of such Party arising under, in connection with or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby, or for any claim based on, in respect of, or by reason of, the transactions contemplated by this Agreement. Notwithstanding the foregoing, nothing in this Section 9.15 shall limit any Liability of the Parties for breaches of the terms and conditions of this Agreement or any other Transaction Document to which such Person is a party. To the extent permitted by Law, except in the case of Fraud, each Party hereby (a) waives and releases all such claims, causes of action, Liabilities and other obligations described in this Section 9.15 against any Related Person of any Party or any of their respective Affiliates (unless such Affiliate is expressly a party to this Agreement), and (b) waives and releases any and all Claims that may otherwise be available to avoid or disregard the entity form of a Party or otherwise impose the Liability of a Party on any Related Person of any Party or any of their respective Affiliates (unless such Affiliate is expressly a party to this Agreement), whether granted by Law or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization or otherwise. [SIGNATURE PAGES FOLLOW]

Signature Page to Business Contribution Agreement IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written. SUMMIT: SUMMIT MIDSTREAM CORPORATION By: /s/ William J. Mault ______________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer SUMMIT MIDSTREAM PARTNERS, LP By: Summit Midstream GP, LLC, its general partner By: /s/ William J. Mault ______________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature Page to Business Contribution Agreement TALL OAK PARENT: TALL OAK MIDSTREAM HOLDINGS, LLC By: VM Arkoma Stack Holdings, LLC, its sole member By: Connect Midstream, LLC, its managing member By: /s/ Jason Downie Name: Jason Downie Title: Director

[Exhibit A to Business Contribution Agreement] Exhibit A Form of Certificate of Designation [Attached.]

[Exhibit B to Business Contribution Agreement] Exhibit B Form of A&R Partnership Agreement [Attached.]

[Exhibit C to Business Contribution Agreement] Exhibit C Form of Assignment Agreement [Intentionally Omitted.]

[Exhibit D to Business Contribution Agreement] Exhibit D Form of Investor and Registration Rights Agreement [Attached.]

[Exhibit E to Business Contribution Agreement] Exhibit E Form of Transition Services Agreement [Intentionally Omitted.]

[Exhibit F to Business Contribution Agreement] Exhibit F Allocation Methodology [Intentionally Omitted.]

[Exhibit G to Business Contribution Agreement] Exhibit G Target Companies CapEx Budget [Intentionally Omitted.]

[Exhibit H to Business Contribution Agreement] Exhibit H Allocation Schedule [Intentionally Omitted.]

[Exhibit I to Business Contribution Agreement] Exhibit I R&W Policy Commitment [Intentionally Omitted.]

[Exhibit J to Business Contribution Agreement] Exhibit J Form of Side Letter [Intentionally Omitted.]

[Schedule I to Business Contribution Agreement] Schedule I [Intentionally Omitted.]

1 Summit Midstream Corporation 910 Louisiana Street, Suite 4200 Houston, TX 77002 Summit Midstream Corporation Announces Transformative Acquisition of Tall Oak Midstream III in the Arkoma Basin Houston, Texas (October 1, 2024) – Summit Midstream Corporation (NYSE: SMC) (“Summit”, “SMC” or the “Company”) announced today that it and its wholly owned subsidiary, Summit Midstream Partners, LP (the “Partnership”), have entered into definitive agreements to acquire Tall Oak Midstream Operating, LLC and its subsidiaries (collectively, “Tall Oak” or “Tall Oak Midstream III”) from an affiliate of Tailwater Capital LLC (“Tailwater Capital”) for a mix of cash and equity consideration. This strategic acquisition marks a significant milestone in Summit’s growth strategy, increasing scale in a credit and value accretive manner. The acquisition of Tall Oak Midstream III, a large-scale gas gathering and processing system in the Arkoma Basin, further enhances Summit’s growth outlook and free cash flow generating capabilities, extends its operational footprint and improves Summit’s credit profile. The transaction is expected to close in the fourth quarter of 2024, subject to customary closing conditions, shareholder approval and regulatory approvals. Key Highlights of the Acquisition: • Represents a significant step forward in SMC’s plan to consolidate assets with exposure to advantaged macro tailwinds at attractive valuations • Expands Summit’s operations to the Arkoma Basin, adding 440 million cubic feet per day (“MMcf/d”) of processing capacity, over 400 miles of pipelines and over 300,000 of dedicated acres with significant undeveloped locations • Increases Summit’s exposure to natural gas-oriented drilling with access to premium downstream markets with ability to take advantage of growing Gulf Coast gas demand from LNG, Mexican exports and power generation • Reduces Summit’s pro forma leverage to 3.8x1 at closing, down from 4.4x2, positioning Summit to evaluate additional bolt-on acquisition opportunities, with more financial flexibility to manage consideration mix • Accelerates return of capital that allows SMC the financial flexibility to consider resuming preferred and common dividends and/or launch a share buyback program in 2025 • Allows Summit to maintain control of the Company with a majority of the pro forma Summit Board comprised of existing Summit independent directors and CEO • SMC’s existing management team will remain in place pro forma for the transaction • Value accretive acquisition multiple of ~5.6x 2025E asset-level Adjusted EBITDA based on the midpoint of SMC’s forecasted range3 Heath Deneke, President, Chief Executive Officer and Chairman, commented, “We are thrilled to announce the acquisition of Tall Oak Midstream, which represents a significant step forward in our strategic growth plan. Tall Oak Midstream’s high-quality assets and talented team will complement our existing operations and provide us with an expanded customer base. We look forward to welcoming Tall Oak’s employees and integrating their operations to unlock further value for our stakeholders. We’re extremely excited about Tall Oak’s growth outlook and shifting Summit’s commodity exposure to a more equal weight of oil and natural gas-oriented drilling, particularly as we expect natural gas demand to grow considerably over the next decade. The Tall Oak system in the Arkoma Basin is well positioned, similar to our existing Barnett asset, to help satisfy that demand growth with access to the Gulf Coast, Mexico and key power generation markets. 1 Excludes present value of potential $25.0 million earnout. 2 Represents as-reported leverage on 6/30/2024. 3 Based on the midpoint of the low- and high-end asset-level Adjusted EBITDA range which is based on current assumptions and may vary significantly. Adjusted EBITDA is a Non-GAAP financial measure. Please see “Non-GAAP Financial Measures” below.

2 In addition to the high-quality asset base, we’re extremely happy with how this transaction positions Summit with more financial flexibility to continue to execute on our corporate strategy and growth plans. With an anticipated ~$250 million in combined pro forma Adjusted EBITDA for 2024 and ~3.8x4 expected leverage at closing, Summit is now positioned with more scale, higher free cash flow generation and lower pro forma leverage that we believe will enable the Company to consider returning capital to shareholders for example, through preferred dividends, common dividends and/or share buybacks starting in 2025. Finally, we look forward to the new strategic relationship with Tailwater Capital, a leading energy and environmental infrastructure private equity firm that has owned Tall Oak Midstream since 2021. We believe Tailwater Capital’s pro forma interest in the Company fully aligns them with our public shareholders as we continue to execute our strategic plans to maximize shareholder value. While Summit will continue to be controlled by our majority of independent directors going forward, we look forward to expanding the board room to include four new directors appointed by Tailwater Capital from their deep bench of knowledgeable and experienced energy professionals.” “This transaction represents a unique opportunity to partner with the Summit organization to support the long-term growth and value creation initiatives already underway at the Company,” said Jason Downie, Co-Founder and Managing Partner at Tailwater Capital. “The Tall Oak assets are complementary to Summit’s existing gas portfolio, and we believe the Company is well positioned to drive even more value for shareholders over the coming years.” “Our entire Tall Oak team has done an exceptional job delivering high-quality service while prioritizing reliability and safety, and I am confident that the Summit team will continue to execute and capitalize on new and exciting opportunities in the Arkoma Basin. On behalf of the Tall Oak management team we are excited to become a shareholder in Summit and look forward to helping to ensure a smooth integration and transition of the Tall Oak assets for our customers and all Summit stakeholders,” said Ryan Lewellyn, President and Chief Executive Officer at Tall Oak Midstream III. Transaction Details Pursuant to the terms of the definitive agreements, Summit will acquire 100% of the membership interest in Tall Oak Midstream for $155 million upfront cash consideration, expected to be financed through Summit’s credit facility, and approximately 7.5 million shares of a combination of SMC Class B common stock and a corresponding number of common units of the Partnership (in an Up-C structure), representing approximately 40% ownership in the pro forma Company. The Class B common stock and Partnership common units are convertible, at Tailwater’s election, into SMC common stock on a 1-for-1 basis. In addition, Summit will pay $25 million contingent consideration in cash over certain measurement periods through March 31, 2026. On a pro forma basis, Tailwater Capital will own approximately 35% interest with a non-Tailwater controlled entity owning an approximately 5%5 interest. The Summit stock held by Tailwater Capital will be subject to a lock-up period of at least one year. At close, four directors appointed by Tailwater Capital will serve on the pro forma Summit Board, along with SMC’s existing board members and CEO. Tall Oak Midstream III Overview The Tall Oak Midstream assets, located in central Oklahoma, are comprised of two 220 MMcf/d natural gas processing plants, approximately 244 miles of low-pressure natural gas gathering lines, approximately 167 miles of high-pressure natural gas gathering lines and approximately 65,000 horsepower of field and plant compression. The gathering agreements for the Tall Oak system include long-term, fee-based contracts with a weighted average term of approximately 13 years. Volume throughput on the Tall Oak system is underpinned by acreage dedications, with an estimated 315,000 leased acres from its key customers. The dedicated acreage spans highly productive, rich gas areas within the Arkoma Basin, with producers primarily targeting the Woodford formation. 4 Excludes present value of potential $25.0 million earnout. 5 Non-Tailwater controlled entity subject to a lock-up period of at least six months.

3 Advisors Guggenheim Securities, LLC served as financial advisor and Locke Lord LLP served as legal advisor to Summit. TPH&Co., the energy business of Perella Weinberg Partners, served as exclusive financial advisor to Tailwater Capital. Kirkland & Ellis LLP served as legal advisor to Tall Oak Midstream and Tailwater Capital. Acquisition Conference Call SMC will host a conference call at 11:00 a.m. Eastern on Wednesday, October 2, 2024, to discuss the acquisition. Please visit our website to download the presentation materials that will be referenced during the call. The call can be accessed via teleconference at: Summit Midstream Investor Call (https://register.vevent.com/register/BIda934c872ae84d96ae52846cb2ea9327). Once registration is completed, participants will receive a dial-in number along with a personalized PIN to access the call. While not required, it is recommended that participants join 10 minutes prior to the event start. The conference call, live webcast and archive of the call can be accessed through the Investors section of SMC's website at www.summitmidstream.com. Investor Presentation An investor presentation detailing the transaction will be available under the Events and Presentations section in the Investors section of the Company’s website at www.summitmidstream.com. About Summit Midstream Corporation SMC is a value-driven corporation focused on developing, owning and operating midstream energy infrastructure assets that are strategically located in the core producing areas of unconventional resource basins, primarily shale formations, in the continental United States. SMC provides natural gas, crude oil and produced water gathering, processing and transportation services pursuant to primarily long-term, fee-based agreements with customers and counterparties in four unconventional resource basins: (i) the Williston Basin, which includes the Bakken and Three Forks shale formations in North Dakota; (ii) the Denver-Julesburg Basin, which includes the Niobrara and Codell shale formations in Colorado and Wyoming; (iii) the Fort Worth Basin, which includes the Barnett Shale formation in Texas; and (iv) the Piceance Basin, which includes the Mesaverde formation as well as the Mancos and Niobrara shale formations in Colorado. SMC has an equity method investment in Double E Pipeline, LLC, which provides interstate natural gas transportation service from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha Hub in Texas. SMC is headquartered in Houston, Texas. About Tailwater Capital Dallas-based Tailwater Capital is an energy and environmental infrastructure private equity firm with a well- established track record of working constructively with proven management teams to deliver value-added solutions. Tailwater has raised more than $4.7 billion in committed capital since inception and the team has executed more than 180 transactions representing over $26 billion in value. For more information, please visit www.tailwatercapital.com. Additional Information and Where to Find It In connection with the proposed transaction (the "Proposed Transaction"), Summit intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and also plans to file other relevant documents with the SEC regarding the Proposed Transaction. COMMON STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Summit with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents Summit files with the SEC on Summit’s website at www.summitmidstream.com. Participants in the Solicitation Summit and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the Proposed Transaction.

4 Information about Summit’s directors and executive officers is available in Summit’s Registration Statement on Form S-4 (Registration No. 333-279903), as declared effective by the SEC on June 14, 2024 (the “Form S-4”). To the extent that holdings of Summit's securities have changed from the amounts reported in the Form S-4, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the Proposed Transaction filed with the SEC. Common stockholders and other investors should read the proxy statement carefully before making any voting or investment decisions. Non-GAAP Measures We report financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). We also present adjusted EBITDA, segment adjusted EBITDA, Distributable Cash Flow, and Free Cash Flow, non-GAAP financial measures. Adjusted EBITDA We define adjusted EBITDA as net income or loss, plus interest expense, income tax expense, depreciation and amortization, our proportional adjusted EBITDA for equity method investees, adjustments related to MVC shortfall payments, adjustments related to capital reimbursement activity, unit-based and noncash compensation, impairments, items of income or loss that we characterize as unrepresentative of our ongoing operations and other noncash expenses or losses, income tax benefit, income (loss) from equity method investees and other noncash income or gains. Because adjusted EBITDA may be defined differently by other entities in our industry, our definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other entities, thereby diminishing its utility. Management uses adjusted EBITDA in making financial, operating and planning decisions and in evaluating our financial performance. Furthermore, management believes that adjusted EBITDA may provide external users of our financial statements, such as investors, commercial banks, research analysts and others, with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of our core ongoing business. Adjusted EBITDA is used as a supplemental financial measure to assess: • the ability of our assets to generate cash sufficient to make future potential cash distributions and support our indebtedness; • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • our operating performance and return on capital as compared to those of other entities in the midstream energy sector, without regard to financing or capital structure; • the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities; and • the financial performance of our assets without regard to (i) income or loss from equity method investees, (ii) the impact of the timing of MVC shortfall payments under our gathering agreements or (iii) the timing of impairments or other income or expense items that we characterize as unrepresentative of our ongoing operations. Adjusted EBITDA has limitations as an analytical tool and investors should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. For example: • certain items excluded from adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as an entity's cost of capital and tax structure;

5 • adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments; • adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and • although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements. We compensate for the limitations of adjusted EBITDA as an analytical tool by reviewing the comparable GAAP financial measures, understanding the differences between the financial measures and incorporating these data points into our decision-making process. A forward-looking estimate of net cash provided by operating activities and reconciliation of the forward-looking estimate of asset-level Adjusted EBITDA and Adjusted EBITDA to net cash provided by operating activities are not provided because the items necessary to estimate net cash provided by operating activities, in particular the change in operating assets and liabilities, are not accessible or estimable at this time. SMC does not anticipate changes in operating assets and liabilities to be material, but changes in accounts receivable, accounts payable, accrued liabilities, and deferred revenue could be significant, such that the amount of net cash provided by operating activities would vary substantially from the amount of projected asset-level Adjusted EBITDA and Adjusted EBITDA. Asset-level Adjusted EBITDA We define asset-level Adjusted EBITDA as Adjusted EBITDA, plus allocated G&A expenses from Tall Oak Midstream Management LLC to Tall Oak Midstream Operating LLC. Tall Oak Midstream Management LLC is not being contributed to Summit Midstream Partners, LP. Distributable Cash Flow We define Distributable Cash Flow as adjusted EBITDA, as defined above, less cash interest paid, cash paid for taxes, net interest expense accrued and paid on the senior notes, and maintenance capital expenditures. Free Cash Flow We define free cash flow as distributable cash flow attributable to common and preferred unitholders less growth capital expenditures, less investments in equity method investees, less distributions to common and preferred unitholders. Free cash flow excludes proceeds from asset sales and cash consideration paid for acquisitions. We do not provide the GAAP financial measures of net income or loss or net cash provided by operating activities on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including, but not limited to, (i) income or loss from equity method investees and (ii) asset impairments. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on our GAAP performance and cash flow measures could vary materially based on a variety of acceptable management assumptions. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in the press release, including, without limitation, statements about Summit’s and Tall Oak’s respective ability to effect the Proposed Transaction; the expected benefits of the Proposed Transaction; Summit’s future financial performance following the Proposed Transaction; future dividends or share buyback plans; and future plans, expectations, and objectives for Summit’s operations after completion of the Proposed Transaction, including statements about strategy, future operations, financial position, estimated EBITDA and leverage, projected prospects, plans, and objectives of management, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “prospect,”

6 “should,” “would,” or similar terminology, but the absence of these words does not mean that a statement is not forward looking. While forward-looking statements are based on assumptions and analyses made by Summit that Summit believes to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Form S-4 for a discussion of risk factors that affect Summit’s business. Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Summit undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Contact: 832-413-4770, ir@summitmidstream.com SOURCE: Summit Midstream Corporation

Summit Midstream Corporation Tall Oak Midstream Acquisition October 1, 2024

2 Forward-Looking Statements, Legal Disclaimers & Use of Non-GAAP Investors are cautioned that certain statements contained in this presentation are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements in this paragraph. These risks and uncertainties include, among others: Developments in any of these areas could cause actual results to differ materially from those anticipated or projected or cause a significant reduction in the market price of our common units, preferred units and senior notes. You should also consider the factors described in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q under "Risk Factors", and in other filings with the Securities and Exchange Commission (the "SEC") by the Partnership, which can be found on the SEC's website at www.sec.gov. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this document may not in fact occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website. In the future, we will continue to use these channels to distribute material information about the Partnership and to communicate important information about the Partnership, key personnel, corporate initiatives, regulatory updates and other matters. This presentation contains non-GAAP financial measures, such as adjusted EBITDA and distributable cash flow. We report our financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. Please see the Appendix for definitions and reconciliations of the non-GAAP financial measures that are based on reconcilable historical information. Additional Information and Where to Find It In connection with the proposed transaction (the "Proposed Transaction"), Summit intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and also plans to file other relevant documents with the SEC regarding the Proposed Transaction. COMMON STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Summit with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents Summit files with the SEC on Summit’s website at www.summitmidstream.com. Participants in the Solicitation Summit and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the Proposed Transaction. Information about Summit’s directors and executive officers is available in Summit’s Registration Statement on Form S-4 (Registration No. 333-279903), as declared effective by the SEC on June 14, 2024 (the “Form S-4”). To the extent that holdings of Summit's securities have changed from the amounts reported in the Form S-4, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the Proposed Transaction filed with the SEC. Common stockholders and other investors should read the proxy statement carefully before making any voting or investment decisions. ▪ our decision whether to pay, or our ability to grow, our cash dividends; ▪ fluctuations in natural gas, NGLs and crude oil prices, including as a result of the political or economic measures taken by various countries or OPEC; ▪ the extent and success of our customers' drilling and completion efforts, as well as the quantity of natural gas, crude oil, fresh water deliveries, and produced water volumes produced within proximity of our assets; ▪ the current and potential future impact of the COVID-19 pandemic on our business, results of operations, financial position or cash flows; ▪ failure or delays by our customers in achieving expected production in their natural gas, crude oil and produced water projects; ▪ competitive conditions in our industry and their impact on our ability to connect hydrocarbon supplies to our gathering and processing assets or systems; ▪ actions or inactions taken or nonperformance by third parties, including suppliers, contractors, operators, processors, transporters and customers, including the inability or failure of our shipper customers to meet their financial obligations under our gathering agreements and our ability to enforce the terms and conditions of certain of our gathering agreements in the event of a bankruptcy of one or more of our customers; ▪ our ability to divest of certain of our assets to third parties on attractive terms, which is subject to a number of factors, including prevailing conditions and outlook in the natural gas, NGL and crude oil industries and markets; ▪ the ability to attract and retain key management personnel; ▪ commercial bank and capital market conditions and the potential impact of changes or disruptions in the credit and/or capital markets; ▪ changes in the availability and cost of capital and the results of our financing efforts, including availability of funds in the credit and/or capital markets; ▪ restrictions placed on us by the agreements governing our debt and preferred equity instruments; ▪ the availability, terms and cost of downstream transportation and processing services; ▪ natural disasters, accidents, weather-related delays, casualty losses and other matters beyond our control; ▪ operational risks and hazards inherent in the gathering, compression, treating and/or processing of natural gas, crude oil and produced water; ▪ our ability to comply with the terms of the agreements related to our settlement of the legal matters related to the release of produced water from a pipeline operated by Meadowlark Midstream Company, LLC in 2015, which is still subject to court approval; ▪ weather conditions and terrain in certain areas in which we operate; ▪ physical and financial risks associated with climate change; ▪ any other issues that can result in deficiencies in the design, installation or operation of our gathering, compression, treating, processing and freshwater facilities; ▪ timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and rights-of-way and other factors that may impact our ability to complete projects within budget and on schedule; ▪ our ability to finance our obligations related to capital expenditures, including through opportunistic asset divestitures or joint ventures and the impact any such divestitures or joint ventures could have on our results; ▪ the effects of existing and future laws and governmental regulations, including environmental, safety and climate change requirements and federal, state and local restrictions or requirements applicable to oil and/or gas drilling, production or transportation; ▪ changes in tax status; ▪ the effects of litigation; ▪ interest rates; ▪ changes in general economic conditions; and ▪ certain factors discussed elsewhere in this presentation.

3 SMC’s Corporate & Execution Strategy SMC’s corporate strategy is built on a foundation of sound environmental, social and governance policies and grounded by financial discipline and value-driven growth to maximize shareholder value ➢ Independent board of directors works alongside management to determine the appropriate balance of financial discipline, re-investment and return of capital to maximize shareholder value ➢ A strong balance sheet built on a sound ESG foundation and an optimized operating platform are the key pillars to long-term success ➢ Continued emphasis on de-levering until long term target of <3.5x is achieved ➢ Maximize free cash flow and aggressively pay down debt, with growth investments subject to high return hurdles ➢ Continue to optimize balance sheet and extend debt maturities ➢ Engrained safety-first, environmentally focused culture of compliance being leveraged to form Summit’s official ESG framework ➢ New environmental compliance team with experience in ESG Reporting ➢ Majority independent board of experienced and diverse industry professionals ➢ Published sustainability reports aligned to key investors, customers, and stakeholders Maximizing Shareholder Value Value Driven Growth Financial Discipline & Strength Environmental, Social & Governance ➢ Focused on high returning, low investment multiple bolt-on organic growth projects ➢ Execute on several in-basin consolidation opportunities of private equity owned assets ➢ Continue to evaluate larger scale corporate M&A consolidation opportunities ➢ Cost control both internally and externally Maximize FCF (Disciplined Capital Allocation & Cost Control) Continued Improvement in Base Business Well Connections (Supportive oil & gas fundamentals) Commercialize & Expand Double E Pipeline (10x-12x EBITDA Multiple Business) Execute on Strategic, Credit and Value Accretive Acquisitions & Divestitures

4 $10 $15 $20 $25 $30 $35 $40 $45 May-23 Aug-23 Nov-23 Feb-24 May-24 Aug-24 Accelerating Several Key Strategic Milestones Historical SMC Stock Price (1) Refinancing ▪ Increased liquidity, maturity extension and cash interest savings provides additional financial flexibility, incremental cash flow and lower overall weighted average cost of capital C-Corp Conversion ▪ Offered tax advantages to existing unitholders ▪ Qualify for additional equity indexes, as well as more investable structure for retail, institutional, and international investors ❑ Double E Commercial Success ▪ Recently contracted 115 MMcf/d of additional 10-year-take or pay contracts with premium producers in the Delaware Basin ▪ Expect to fill up Double E’s free flow capacity with active discussions on > 300 MMcfd of additional contracts ▪ Highly economic mid-point compression expansion offers sizeable upside ❑ Acquisitions Announced acquisition of Tall Oak Midstream ▪ Actively reviewing potential bolt-on acquisitions, primarily in the Rockies, that we expect to be value and credit accretive ❑ De-levering ▪ Transaction decreases SMC current leverage of 4.4x(3) to 3.8x at closing ▪ Free cash flow profile of business continues to reduce debt ❑ Leverage & Dividend Policy ▪ Transaction provides SMC the financial flexibility to consider returning capital to equity investors as early as 2025 ▪ Expect to turn on preferred dividend, common dividends and / or share-buybacks once leverage target achieved 03 Oct 2023 SMC Launches Strategic Alternatives Review 22 Mar 2024 SMC Announces Sale of Utica Position for $625MM 02 May 2024 SMC Reports First Quarter 2024 Earnings, results of Double E Open Season and MTN Sale ~$15 / Share ~$18 / Share ~$28 / Share ~$33 / Share 17 July 2024 SMC Announces $500MM Senior Secured Note Offering & ABL Upsize / Extension Strategic Milestones ~$36 / Share 01 Oct 2024 SMC Announces $450MM Acquisition of Tall Oak Midstream Average Daily Trading Volume (2) 36,000 Pre-Conversion 70,000 Post-Conversion Source: FactSet and Management (1) Summit began trading as a C-Corp under the ticker SMC on 8/1/2024; Prior to that it was trading as an MLP under the ticker SMLP. (2) Based on 60 days of pre-conversion trading and from 8/1/2024 post conversion trading. (3) Represents SMC’s as-reported total leverage as of 6/30/2024.

5 Source: Management projections and other public disclosure. (1) Based on the midpoint of the low- and high-end asset-level Adjusted EBITDA range, as referenced on page 16, which is based on current assumptions and may vary significantly. Adjusted EBITDA is a Non-GAAP financial measure. Please see “Non-GAAP Financial Measures”. (2) Represents SMC’s as-reported total leverage as of 6/30/2024. (3) Excludes Double E operating and balance sheet items, as well as present value of potential $25 million earn-out. Transaction Aligns with Summit’s Strategy ✓ VALUE ACCRETIVE transaction with a ~5.6x 2025E asset-level Adjusted EBITDA acquisition multiple(1) vs SMC’s current EV / 2025E Adjusted EBITDA trading multiple of ~7.1x ✓ BALANCE SHEET ENHANCING transaction, structured with 60% equity consideration, reducing Summit’s current leverage of 4.4x(2) status quo to 3.8x(3) at closing with line of sight to achieving 3.5x target ✓ ACCELERATES RETURN OF CAPITAL with financial flexibility to consider resuming a dividend and / or share buybacks in 2025 ✓ INCREASES SCALE with ~$250MM of combined pro forma 2024E Adjusted EBITDA, a ~35% increase from the midpoint of Summit’s 2024 status quo guidance range ✓ REBALANCES PORTFOLIO to ~50/50 pro forma contribution from gas & oil-weighted basins with additional exposure to favorable natural gas macro-tailwinds ✓ PEER LEADING GROWTH outlook with pro forma SMC forecasted to generate ~$350MM of Adjusted EBITDA in 2028, representing ~8% annual growth in the current commodity price environment ✓ CONTINUED HIGH FCF GENERATION with combined run-rate unlevered free cash flow of ~70% to ~80% of projected Adjusted EBITDA ✓ MAINTAINS CONTROL with a majority of the pro forma SMC board comprised of existing SMC independent directors and management ✓ ALIGNED RELATIONSHIP with Tailwater Capital, a leading energy private equity firm, which combined with a strong pro-forma balance sheet further strengthens SMC’s ability to play key role in continued industry consolidation

6 $3.37 $3.65 $3.67 $3.58 2025E 2026E 2027E 2028E $ / M M B tu Henry Hub Strip 1.2 2.4 4.3 7.5 9.5 10.1 10.8 10.8 13.4 14.8 16.7 19.8 24.7 36.6 2016 2018 2020 2022 2024 2026 2028 B a s e lo a d N a m e p la te C a p a c it y ( B c f/ d ) Re-Balancing SMC Portfolio with Additional Gas Exposure Natural Gas Macro Themes Natural Gas Outlook U.S. and Mexico LNG Capacity (Bcf/d) Estimated Tall Oak Acreage Break-Even Range: ~$2.75 to $3.25+ / MMBtu(1) ➢ SMC believes long-term U.S. natural gas prices will trend above $3.50 / MMBtu, driven by LNG demand, Mexico exports and power demand growth ➢ We believe natural gas areas, like the Mid-Con and Barnett, will need to complement Haynesville and Permian production to satisfy this demand growth ▪ Transportation constraints will limit growth in NE production getting to the Gulf Coast ➢ The next-wave of U.S. LNG projects under construction adds ~9 bcf/d of additional Gulf Coast demand-pull, increasing LNG capacity to over 20 bcf/d by 2027 ➢ Unprecedented U.S. power demand growth is expected over the next decade, driven by electrification of heating and transport, coal-to-gas switching, and data centers / AI growth all leading to a "must-have" substantial increase in gas fired power generation along with renewables Source: Management projections, Wall Street research, U.S. Energy Information Agency, FactSet. (1) Based on SMC Management estimates; Represents Henry Hub break-even range in the area of near-term development, assuming an IRR ranging from ~10% to ~30%. (2) As of 9/27/2024 per FactSet. Commercial Operation Under Construction Approved 51%49% Crude Oil Natural Gas 22% 12% 15% 39% 12% Leads to balanced commodity mix profile High-grading basin footprint Gas-OrientedCrude-Oriented Arkoma (Tall Oak) Barnett Piceance Permian Rockies Natural Gas Crude Oil Advantaged Pro Forma Business Mix (2025E Segment Adjusted EBITDA Contribution) (2) ~9 Bcf/d of Additional Gulf Coast LNG Demand-Pull Under Construction

Pro Forma SMC Poised for Continued Growth and De-Levering

Re-Building Scale with Peer Leading Expected Growth
(Adjusted EBITDA[1])

- Re-building scale with the balance sheet in mind
- Re-balancing portfolio to 50% gas-weighted basins
- ~$250mm of 2024E pro-forma Adjusted EBITDA, with expected growth to ~$350mm by 2028E
- Expect ~8% long-term Adjusted EBITDA growth

~8% Adjusted EBITDA Growth



~ $250
~ $350
2024E PF
2028E PF

Leveraging System Capacities And Footprint
(Capex[2])

- SMC and Tall Oak assets are largely built out, with limited capacity expansions to achieve growth expectations
- Capex primarily driven by low-cost pad connections, within close proximity to existing gathering footprint, and continued expansion of Double E

~$65MM Annual Capex



2025E PF
2026E PF
2027E PF
2028E PF

Sizeable Free Cash Flow Generation
(Unlevered FCF[3])

- Expect to continue to generate significant cash flow
- ~70% to ~80% unlevered FCF conversion
- Provides SMC additional financial flexibility to balance debt repayment with acceleration of cash returns to equity investors

~70% - ~80% FCF Conversion



~ $180
~ $290
2024E PF
2028E PF

Continuing to Strengthen the Balance Sheet
(Total Leverage)

- Transaction expected to drive ~0.5x de-levering relative to status quo
- Provides SMC the financial flexibility to consider returning capital to equity investors, as early as 2025, and simplify the Double E capital structure as early as 2026
- Strengthening balance sheet should lower debt costs

~1.5x Expected De-Levering



3.8x
2.4x
2024E PF(4)
2028E PF

Source: Management projections.
(1) Pro forma Adjusted EBITDA includes expected opex and G&A synergies.
(2) Capex includes growth capex and maintenance capex.
(3) Unlevered Free Cash Flow Represents Adjusted EBITDA less growth capex and maintenance capex.
(4) Excludes Double E operating and balance sheet items, as well as present value of potential $25 million earn-out

7

Key Financial Metrics Align with Peers, Offering Valuation Upside

SUMMIT MIDSTREAM

Enterprise Value ($Bn)



$12.9
$11.2
$10.6
$10.4
$5.4
$5.2
$4.6
$1.9
$1.8
Peer A
Peer B
Peer D
Peer C
Peer E
Peer F
Peer G
PF SMC
Peer H

2025E Adjusted EBITDA ($MM)

Peer Average Adjusted EBITDA Growth: ~5%

Peer Average FCF Yield: ~9%



$1,413
$1,280
$1,100
$1,095
$699
$693
$602
~$265
$213
Peer A
Peer B
Peer D
Peer C
Peer G
Peer F
Peer E
PF SMC (1)
Peer H

	Peer A	Peer B	Peer D	Peer C	Peer G	Peer F	Peer E	PF SMC	Peer H
2024-2028E Adjusted EBITDA Growth	1.7%	6.4%	1.7%	9.1%	2.8%	10.6%	3.6%	8.0%	7.1%
2025E Levered FCF Yield (%)	8.3%	9.5%	10.4%	7.1%	8.1%	10.7%	8.3%	12.1%	7.2%

Net Debt / 2024E Adjusted EBITDA[(2)]

Peer Average: ~3.6x



4.7x
4.4x
4.2x
3.8x
3.7x
3.4x
3.0x
2.9x
2.2x
Peer G
Peer E
Peer F
PF SMC
Peer A
Peer C
Peer D
Peer B
Peer H

EV / 2025E Adjusted EBITDA

Peer Average: ~8.6x



9.6x
9.5x
9.1x
9.0x
8.7x
8.7x
7.5x
7.1x
6.6x
Peer D
Peer C
Peer A
Peer E
Peer B
Peer H
Peer F
PF SMC
Peer G

	Peer D	Peer C	Peer A	Peer E	Peer B	Peer H	Peer F	PF SMC	Peer G
LQA Div. / Distr. Yield (%)	6.0%	6.6%	3.7%	9.2%	7.6%	2.5%	5.7%	NA	NA

Source: Public disclosures, Management projections, and FactSet as of 9/30/2024.

Note: Balance sheet items based on Form 10-Qs as of 6/30/2024; Peer averages exclude pro forma SMC; Peer group includes AM, ARIS, ENLC, HESM, KGS, KNTK, NGL and USAC.

(1) Midpoint of pro forma Adjusted EBITDA range. Includes opex and G&A synergies.

(2) Leverage for PF SMC excludes Double E operating and balance sheet items, as well as present value of potential $25MM earnout.

8

9 SMC adopted an independent governance structure when it acquired its General Partner in May 2020 Board Member Summary Background Heath Deneke (Class II) ▪ President, CEO and Chairman ▪ Board Member Since: 2019 ▪ Prior Experience / Affiliations: Crestwood Equity Partners, El Paso Corporation James Cleary (Class III) ▪ Lead Independent Director ▪ Board Member Since: 2020 ▪ Prior Experience / Affiliations: Global Infrastructure Partners, El Paso Corporation, Sonat Inc. Marguerite Woung- Chapman (Class II) ▪ Independent Director ▪ Board Member Since: 2020 ▪ Prior Experience / Affiliations: Energy XXI Gulf Coast, Inc., EP Energy Corporation, El Paso Corporation Lee Jacobe (Class I) ▪ Independent Director ▪ Board Member Since: 2019 ▪ Prior Experience / Affiliations: Kelso & Company, Barclays, Lehman Brothers, Wasserstein Perella & Co. Jerry Peters (Class I) ▪ Independent Director & Financial Expert ▪ Board Member Since: 2012 ▪ Prior Experience / Affiliations: Green Plains Inc., ONEOK Partners, L.P., KPMG LLP Robert McNally (Class II) ▪ Independent Director ▪ Board Member Since: 2020 ▪ Prior Experience / Affiliations: EQT Corporation, Precision Drilling Corporation, Kenda Capital LLC, Dalbo Holdings, Warrior Energy Services Corp., Simmons & Company, Schlumberger Limited Rommel Oates (Class III) ▪ Independent Director ▪ Board Member Since: 2022 ▪ Prior Experience / Affiliations: Oates Energy Solutions, International Association of Hydrogen Energy, True North Venture Partners, Aquahydrex Pty Ltd., Praxair Inc. Jason Downie (Class I) ▪ Co-Founder and Managing Partner, Tailwater Capital ▪ Prior Experience / Affiliations: Goodnight Midstream, Silver Creek Midstream, Renovo Resources, Tall Oak Midstream, Tailwater E&P (Royalties & Non-Op), HM Capital and Donaldson, Lufkin & Jenrette Edward Herring (Class II) ▪ Co-Founder and Managing Partner, Tailwater Capital ▪ Prior Experience / Affiliations: Producers Midstream, Goodnight Midstream, Silver Creek Midstream, Cureton Midstream II, Blue Tide Environmental, Frontier Carbon Solutions, Tailwater E&P (Royalties & Non-Op), Ash Creek Renewables, Freestone, Continuus Materials, HM Capital and Goldman Sachs Stephen Lipscomb (Class III) ▪ Partner, Tailwater Capital ▪ Prior Experience / Affiliations: Copperbeck Energy Partners, Cureton Midstream, Frontier Carbon Solutions, Producers Midstream, Silver Creek Midstream, Tall Oak Midstream, TexStar Midstream Logistics, Crestwood Equity Partners, Brazos Private Equity Partners and JPMorgan Drew Winston (Class III) ▪ Principal, Tailwater Capital ▪ Prior Experience / Affiliations: Cureton Midstream, Tall Oak Midstream, Goodnight Midstream, Producers Midstream, Ash Creek Renewables, Triten Energy Partners, Renovo Resources, Sage Midstream, Austin Ventures and Simmons & Company International Pro Forma Board Overview Maintaining Control with Majority Independent Board ➢ On the Closing Date, the SMC board will increase from the current seven to eleven, and Tailwater will have the right to elect up to four new directors (“TW Directors”), as follows: ▪ Up to four TW Directors, until such time as the number of shares of SMC Common Stock issuable to Tall Oak upon redemption or exchange of SMLP Common Units/SMC Class B Common Stock held by Tall Oak (“Total Class B Ownership”) is less than or equal to 32% of the number of shares of SMC Common Stock, on an as converted basis (the “Total Shares”); ▪ Up to three TW Directors, until such time as the Total Class B Ownership continuously held is less than 28% of the Total Shares; ▪ Up to two TW Directors, until such time as the Total Class B Ownership continuously held is less than 20% of the Total Shares; and ▪ Up to one TW Director, until such time as the Total Class B Ownership continuously held is less than 10% of the Total Shares ➢ SMC’s existing management team to remain in place pro forma for the Transaction Tailwater Appointees Current SMC Board 11 Members SMC Shareholders Benefit from an Expanded and Highly Qualified Board of Directors Note: At closing, as the holder of Class B Common Stock representing approximately ~35% of the voting rights in SMC, TW will have the right to elect up to four directors. Summit has been notified by TW that TW intends to elect the individuals included on this slide, all of whom have consented to such election, to the SMC board, pending compliance with all relevant Delaware and NYSE stock exchange requirements, as determined by the SMC board, which determination has not yet been made.

Aligned Relationship with Tailwater Capital

Tailwater Capital ***("Tailwater")*** is a diversified, middle-market energy-focused private equity firm

Tailwater Overview

- Founded in 2013 with two core investment strategies in the midstream and upstream sectors of the energy value chain
- Decades of specialized investment expertise in the midstream energy infrastructure sector
  - Tailwater's energy infrastructure practice is its flagship strategy with ~$3 billion of committed capital
- Tailwater has established an integrated team of 45+ professionals focused on underwriting, executing and managing its investments
- Actively invested across the midstream sector from gathering and processing systems to downstream, demand-pull related infrastructure

Tailwater Snapshot

$4.7B COMMITTED CAPITAL(1)(3)(4)	**$2.1B+** CAPITAL RETURNED TO INVESTORS(2)	**180+** TRANSACTIONS COMPLETED(2)
$26B TRANSACTION VALUE(2)(6)	**45+** TALENTED PROFESSIONALS	**180+** YEARS OF EXPERIENCE

Recent Tailwater Funds Summary

Tailwater Flagship Funds

Tailwater Fund II	Tailwater Fund III	Tailwater Fund IV
("Fund II")	*("Fund III")*	*("Fund IV")*
$650 Million	$1.0 Billion(5)	$1.1 Billion(5)
2014	2017	2019

Tailwater E&P Funds

Tailwater E&P Opportunity Fund	Tailwater E&P Opportunity Fund II	Verdad Resources SPV	Tailwater Royalties Fund	Tailwater E&P SPV
$121 Million	$218 Million	$593 Million(3)	$105 Million	$225 Million(4)
2013	2015	2022	2023	2024

Representative Infrastructure Investments

Portfolio Company	Acquiror / Partner	Portfolio Company	Acquiror / Partner
AlignMidstream I	Enable Midstream Partners	NorTex	Williams
Blue Tide Environmental	Shell	PetroWaste Environmental	WM Waste Management
Copperbeck	Sumitomo	Tall Oak II Midstream	EnLink Midstream
Cureton Midstream	Williams	Tall Oak III Midstream	Summit Midstream (Proposed Transaction)

Source: Tailwater Capital

(1) Includes Tailwater Fund I-IV, Pivotal I-II, Tailwater Royalties I, Tailwater Royalties II (amount committed-to-date), Verdad Resources, and Tailwater E&P SPV.

(2) Includes Tailwater Fund II-IV, Pivotal I-II, and Tailwater Royalties.

(3) Includes non-Tailwater controlled capital pursuant to the Tailwater led management buyout of Verdad Resources, for which Tailwater provides management related services.

(4) Committed Capital associated with Tailwater E&P SPV is fully committed and expected to close on or around October 1, 2024.

(5) Includes coinvest raised.

(6) Includes HM Capital legacy amounts from Tailwater Fund I.

10

Transaction Details & Tall Oak Overview

Overview of Proposed Transaction Structure

Key Transaction Details

- Consideration mix consists of ~60% equity / ~34% cash / ~6% earnout
  - $155mm of upfront cash and ~7.5MM of Class B Common Stock and SMLP Common Units
- Current SMC shareholders expected to own ~60% interest of the pro forma company with Tailwater owning a ~35% interest and a non-Tailwater controlled entity owning a ~5% interest
  - SMC's board will continue to control the general partner
  - Tailwater equity is subject to customary lock-up period of at least one year and non-Tailwater controlled entity equity is subject to a lock-up period of at least six months
- Tailwater to be issued Class B Common Stock of SMC (voting only) and a corresponding number of Common Units of SMLP (economic interest) for its contribution of Tall Oak Midstream to SMLP
  - SMLP Common Units and SMC Class B Common Stock will be convertible into publicly traded SMC common stock on a 1 for 1 basis at Tailwater's election
  - Structure limits an adverse tax impact of sizeable equity consideration being offered to Tailwater
- Transaction is expected to close in Q4 2024 and is subject to customary closing conditions, including shareholder and regulatory approval
  - Targeting proxy mail-out in mid-October and shareholder special meeting in November

Sources and Uses Detail

- Total cash and stock consideration for Tall Oak Midstream of $450mm with $425mm upfront [5]
- Cash consideration expected to be funded with fully committed revolver borrowings
  - SMC may consider follow-on debt offering to increase revolver liquidity
- $25 million of earnout payable in cash on or before Q2 2026 based on performance of the business

Transaction Structure



Common Stockholders
Series A Preferred Stockholders
Summit Midstream Corporation (NYSE: SMC)
SMLP Common Units Convertible into ~40%(2) of SMC Shares
~60%
GP Interest(1)
Summit Midstream Partners, LP
~40%(2)
Tailwater Capital
Existing
Tall Oak

Leverage Accretive Transaction

Immediate deleveraging facilitates return of capital to shareholders, with expected leverage approaching ~3.0x by YE 2026



4.4x
~3.8x
<3.5x
Current(3)
Pro Forma(4) At Close
2026+(4)

(1) GP Interest is owned by Summit Midstream GP, LLC, a subsidiary of Summit Midstream Partners Holdings, LLC, which is a subsidiary of Summit Midstream Partners, LLC and controlled by the SMC Board of Directors.
(2) Includes ~5% to a non-Tailwater controlled entity which is subject to a lock-up period of at least six months.
(3) Excludes Double E operating and balance sheet items.
(4) Management projections, excludes Double E operating and balance sheet items, as well as present value of potential $25MM earnout.
(5) Based on 7,471,008 SMLP common units / Class B SMC common stock and a $36.14 SMC share price, reflecting the 20-day VWAP as of market close on 9/30/2024

12

Expansive Footprint with Strategic Connectivity

Summary

- Expansive gathering, compression and processing system spanning the Arkoma that can accommodate significant growth
- Key customers have 10+ years of economic inventory across Tall Oak's dedicated acreage
  - Contracts are long-term, primarily fixed fee, with significant dedicated leased acreage
- Limited well connects required to maintain and grow volumes
- All customers have been active historically, with Customer A being the most active customer
  - Customers are actively working on a development plan for 2025, including 18 to 33 wells

Dedicated Acreage	>300,000
Pipeline Miles	>400
Processing Capacity (MMcf/d)	~440 (~50% utilized)
Compression Capacity (Horsepower)	~65,000
2025E Adjusted EBITDA(2) ($mm)	~$80mm
2025E Capex(3) ($mm)	~20mm ~75% FCF Conversion

Residue Gas Takeaway	NGL Takeaway
MPLX, Energy Transfer	ONEOK, Targa

Tall Oak Asset Map



Okmulgee
Sequoyah
Okfuskee
Muskogee
McIntosh
Haskell
Cleveland
Seminole
Hughes
Pittsburg
McClain
Garvin
Pontotoc
Coal
Murray
Atoka
Johnston
Carter
Active Rig
Facilities
Compressor Facility
Processing Plants
Tall Oak Pipeline
LP Gathering
HP Trunkline
Dedicated Acreage

Key Customers

	Dedicated Acreage	Contract Life (Years)	Volume MMcf/d(1)	2025E Well Connects
Customer A	170,000	~13	138	18 – 30
Customer B	35,000	~14	30	0 – 3
Customer C	66,000	~14	16	
Customer D	47,000	~12	30	
Total	318,000	~13	213	18 – 33

(1) As of Q2 2024.
(2) Represents the mid-point of 2025E Asset level Adjusted EBITDA range; Asset-Level Adjusted EBITDA represents Adjusted EBITDA prior to G&A expenses, which SMC believes a significant percentage of G&A will not be needed pro forma for the transaction.
(3) Excludes ~$12MM of expected integration and other capital to realize certain operating expense synergies.

13

14 Advantages of the Arkoma Basin NGL Yield Enhances Producer Returns ➢ Shallow reservoir depths and lower pore pressures in the Arkoma create an environment conducive to low-risk, predictable development ➢ Modern infrastructure to service growing volumes coming out of the liquids-rich core of the Arkoma ➢ Multi-bench drilling targets provide operators the ability to leverage existing acreage positions – Woodford liquids-rich window is primary focus of most operators today – Active delineation underway in the Mayes and Caney formations in the liquids-rich window Source: Enverus, Wood Mackenzie. Lowest D&C Cost Across Major Gas Plays Stacked Pay PotentialImproving Well Results | Reduced Variability Access to Premium Residue & LNG Markets - 2 4 6 8 10 12 14 IP -3 0 ( M M c f/ d ) Online Date 2017 2024 M is s is s ip p ia n Chesterian Caney Meramecian Upper Mayes Mayes Group Osagian Lower Mayes D e v Upper-Middle Woodford Primary Target Upside Target Texas Intrastate Henry Hub Gulf Coast Demand Perryville, LA Bennington, OK $488 $552 $721 $769 $801 $1,331/ft Arkoma San Juan Marcellus Cotton Valley Utica Haynesville 0 50 100 150 200 250 0 5 10 15 20 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 IR R , % N P V -1 0 , $ m m NGL Yield, GPM NPV10 IRR, % Tall Oak Average NPV 10 IRR, % Low D&C | Reduced Variability | Stacked Pay | High NGL Yields | Access to Premium Markets

Sizable Dedicated Acreage Position with Attractive Break-Evens

Highlights

- Tall Oak customers have >300,000 dedicated leased acres, primarily targeting the Woodford formation with additional upside in the Caney and Mayes formations
  - Estimate >500 remaining leased and dedicated Woodford locations
- The system spans liquids-rich natural gas production, as high as ~7 GPM in the western area and ~3 GPM in the eastern area, providing significant NGL uplift
- Break-evens range from as low as ~$2.75 / MMBtu to ~$3.50 / MMBtu
  - 2025 development focused in areas with break-evens ranging from ~$2.75 / MMBtu to ~$3.25 / MMBtu, in line with 2025 strip pricing
- Experienced ~55% volume growth from 2021 to 2023 with 65 well connections
  - Gas price volatility in late 2023 and 2024 slowed development
- SMC believes current expected natural gas prices support development behind the system in 2025 and beyond, with two active rigs in the area currently

Historical Activity



Volume (MMcf/d)
Well Connects
168
228
260
207
206
291
20
35
10
0
18 - 33
2021
2022
2023
2024
2025E
$3.91
$6.42
$2.54
$2.31 (1)
$3.37 (2)
Average Natural Gas Historical Price ($/MMbtu)(1)
Average Strip Price ($/MMbtu)

Tall Oak System Map



Okfuskee
Okmulgee
McIntosh
Near-Term Development Area Break-Evens (3) ~$2.75 - ~$3.25
Seminole
Hughes
Pittsburg
Pontotoc
Coal
Atoka
Johnston
5 Miles
Active Rig
Tall Oak Pipeline
BTU
800
900
1,000
1,100
1,200
1,300
1,400

Source: U.S. Energy Information Administration, SMC Management.
(1) Represents average actual monthly spot prices per the U.S. Energy Information Administration; 2024 includes actuals through 8/2024 and forward prices from 9/2024 to 12/2024.
(2) Represents henry hub strip pricing as of 9/27/2024 per FactSet.
(3) Based on SMC management estimates; Represents Henry Hub break-even price range, assuming an IRR ranging from ~10% to ~30%.

15

16 $81 $66 ~$65 ~$95 $0 $30 $60 $90 $120 2023A 2024E 2025E Tall Oak Financial Profile and 2025 Outlook Overview Adjusted EBITDA(1) ($mm) 2025E Projected Adjusted EBITDA and Capex Adjusted EBITDA(1) Capex(3) 80% 20% Growth Maintenance ~80% ~20% Fixed Fees Settlement Margin ~$80mm Source: Management projections. (1) Represents Asset-Level Adjusted EBITDA. (2) Please see Asset-Level Adjusted EBITDA reconciliation in the appendix. (3) Excludes ~$12MM of expected integration and other capital to realize certain operating expense synergies. ~$20mm ➢ Tall Oak is expected to connect 18 to 33 new wells by the end of 2025 ▪ The high end reflects customer completion timing and production targets for well connections based on current commodity prices ▪ The low end assumes gas prices are lower than expected in 2025, resulting in a delay in completion timing and type curve risking ➢ Based on this range of development activity, Tall Oak is expected to generate ~$80 million of Adjusted EBITDA(1) at the mid-point of the range in 2025, generally in-line with 2023 performance ▪ Tall Oak Adjusted EBITDA(1) is ~80% fixed fee ➢ Expect capital expenditures of ~$20MM in 2025, including ~$4 million of maintenance capex ▪ Growth capex is primarily associated with pad connections in close proximity to the gathering system, resulting in a sizeable return on investment and quick payback period Near-Term Development Details ~$80 Midpoint Active Rigs in Area 2025 Expected Well Connections 18 to 33 Wells Estimated Initial Production ~6.0 to ~9.0 (MMcf/d) Estimated NGL Content ~3.0 to ~6.0 (Gallons per Mcf) Other Commercial Activities • Actively pursuing new customer with active rig in the basin • Advanced discussions for new connection with ~20 MMcf/d of production (2)

Appendix

18 Year ended ($s in 000s) December 31, 2023 Net income / (loss) 32.6$ Add: Interest expense, net 7.8 Depreciation and amortization 22.9 Adjustments related to capital reimbursement activity (0.0) Other non-recurring (1) 6.0 Adjusted EBITDA 69.3$ Allocated Corporate G&A (2) 10.2 Asset-Level Adjusted EBITDA 79.5$ Reconciliation of Tall Oak Net Income or Loss to Adjusted EBITDA and Asset-Level Adjusted EBITDA (1) Represents $6.0 million of one-time non-recurring expenses incurred in March 2023. (2) Represents allocated G&A expenses from Tall Oak Midstream Management LLC to Tall Oak Midstream Operating LLC, that is not included in the Transaction.